     As filed with the Securities and Exchange Commission on April 30, 2003

                                                 REGISTRATION NO. 33-98062
                                                                  811-8814

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [ ]

                       Pre-Effective Amendment No.                        [ ]

                     Post-Effective Amendment No. 10                      [X]

                                   and

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

                                Amendment No. 14

                        COMPANION LIFE SEPARATE ACCOUNT C
                        ---------------------------------
                           (Exact Name of Registrant)

                        COMPANION LIFE INSURANCE COMPANY
                        --------------------------------
                               (Name of Depositor)

                    303 Merrick Road Lynbrook, New York 11563
              (Address of Depositor's Principal Executive Offices)

                                 (402) 351-5225
                Depositor's Telephone Number, including Area Code

                     Name and Address of Agent for Service:
                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska, 68175-1008
                      Internet: mike.huss@mutualofomaha.com

 It is proposed that this filing will become effective (check appropriate box):

[ ]       immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]       on May 1, 2003 pursuant to paragraph (b) of Rule 485.
[ ]       60 days after filing pursuant to paragraph (a)(i) of Rule 485.
[ ]       on [date] pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Individual Flexible Payment Variable Deferred Annuity Policies
                     (Title of Securities Being Registered)

[LOGO OF MUTUAL OF OMAHA]
COMPANION OF NEW YORK


                                                         PROSPECTUS: May 1, 2003


                                                            ULTRANNUITY SERIES V
                                                                Flexible Payment
                                                Variable Deferred Annuity Policy

     This Prospectus describes ULTRANNUITY SERIES V, a variable annuity policy offered by Companion Life Insurance Company. To purchase a Policy, generally you must invest at least $5,000. Further investment is optional.

     The investment portfolios offered through the Policy may have names that are nearly the same or similar to the names of retail mutual funds. However, these investment portfolios are not the same as those retail mutual funds, even though they have similar names and may have similar characteristics and the same managers. The investment performance of these investment portfolios is not necessarily related to the performance of the retail mutual funds. The investment portfolios are described in separate prospectuses that accompany this Prospectus.


     The Policy includes 32 variable options (where you have the investment risk) with investment portfolios from:

        .   The Alger American Fund
        .   Federated Insurance Series
        .   Fidelity Variable Insurance Products Fund and Variable Insurance
            Products Fund II
        .   MFS Variable Insurance Trust
        .   Pioneer Variable Contracts Trust
        .   Scudder Investment VIT Funds
        .   Scudder Variable Series I
        .   T. Rowe Price Equity Series, Inc., Fixed Income Series, Inc. and
            International Series, Inc.
        .   Van Kampen Universal Institutional Funds, Inc.

     and three fixed rate options (where we have the investment risk).



     The variable investment options are not direct investments in mutual fund shares, but are offered through subaccounts of Companion Life Separate Account
C. The value of your Policy will go up or down based on the investment performance of the variable investment options that you choose.


          Please Read This Prospectus Carefully. It provides information you should consider before investing in a Policy. Keep this Prospectus and the prospectuses for the investment portfolios for future reference.

     A Statement of Additional Information about us and the Policy, with the same date as this Prospectus, is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference. You may obtain a copy of the Statement of Additional Information by writing or calling us, or you may access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours). The table of contents for the Statement of Additional Information is at the end of this Prospectus.

     The SEC does not pass upon the accuracy or adequacy of this Prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

             Remember that the Policy and the Investment portfolios:

             .    are subject to risk, including possible loss of
                  principal
             .    are not bank deposits
             .    are not government insured
             .    are not endorsed by any bank or government agency
             .    may not achieve their goals

================================================================================
           COMPANION LIFE INSURANCE COMPANY, Variable Product Services
            P. O. Box 3664, Omaha, Nebraska 68103-0664 1-800-494-0067
================================================================================

CONTENTS

                                                                       PAGE(S)
                                                                       ------

          DEFINITIONS                                                    3
         -----------------------------------------------------------------------
          INTRODUCTION AND SUMMARY                                      4-8
               Comparison to Other Policies and Investments
               How the Policy Operates
               Fee Table
               Examples of Expenses
         -----------------------------------------------------------------------
          FINANCIAL STATEMENTS                                          9-13
         -----------------------------------------------------------------------
          ABOUT US                                                       14
         -----------------------------------------------------------------------
          INVESTMENT OPTIONS                                           15-23
               Variable Investment Options
               Fixed Rate Options
               Transfers
               Dollar Cost Averaging
               Systematic Transfer Enrollment Program
               Asset Allocation Program
               Rebalancing Program
         -----------------------------------------------------------------------
          IMPORTANT POLICY PROVISIONS                                  24-27
               Policy Application and Issuance
               Accumulation Value
               Telephone Transactions
               Death of Annuitant
               Delay of Payments
               Minor Owner or Beneficiary
               Policy Termination
         -----------------------------------------------------------------------
          EXPENSES                                                     28-30
               Withdrawal Charge
               Mortality and Expense Risk Charge
               Administrative Charges
               Transfer Fee
               Taxes
               Other Expenses; Investment Advisory Fees
         -----------------------------------------------------------------------
          POLICY DISTRIBUTIONS                                         31-35
               Withdrawals
               Annuity Payments
               Death Benefits
               Lump Sum Payment
         -----------------------------------------------------------------------
          FEDERAL TAX MATTERS                                          36-38
               Taxation of Nonqualified Policies
               Taxation of Qualified Policies
               Possible Tax Law Changes
         -----------------------------------------------------------------------
          MISCELLANEOUS                                                39-43
               Distributor of the Policies
               Sales to Employees
               Voting Rights
               Distribution of Materials
               Legal Proceedings
               USA Patriot Act Notice
               Privacy Notice
               Do You Have Questions?
         -----------------------------------------------------------------------
          STATEMENT OF ADDITIONAL INFORMATION                           44

DEFINITIONS

Accumulation Unit is a measurement of value in a particular Subaccount prior to the Annuity Starting Date. Purchase payments that are invested in the variable investment options are used to purchase Accumulation Units. The Policy sets forth the calculation of the value of Accumulation Units.


Accumulation Value is the dollar value of all amounts accumulated under the Policy (in both the variable investment options and the fixed rate investment options).


Annuitant is the person on whose life annuity payments involving life contingencies are based.

Annuity Starting Date is the date when annuity payments are scheduled to begin (the end of the accumulation phase). The latest Annuity Starting Date permitted is the Annuitant's 90th birthday.

Beneficiary is the person(s) or other legal entity who receives Policy benefits, if any, upon your death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Accumulation Value less any applicable withdrawal charge and Policy fee.

Owner is you -- the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

Policy is the Ultrannuity Series V, a variable annuity policy offered by us through this Prospectus.

Policy Year is measured from the annual anniversary dates of the date of issue of the Policy.

Series Funds are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

Subaccount is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

Us, We, Our, Companion is Companion Life Insurance Company.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

Variable Account is Companion Life Separate Account C, a separate account maintained by us.

Variable Annuity Unit is a measurement of value in a particular Subaccount after the Annuity Starting Date. The Policy sets forth the calculation of the value of Variable Annuity Units.

Written Notice is written notice, signed by you, that gives us the information we require and is received at Companion, Variable Product Services, P.O. Box 3664, Omaha, Nebraska 68103-0664.

You, Yours is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

     This Prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that isn't in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

     This Prospectus generally describes only the variable investment options, except when the fixed rate options are specified.

INTRODUCTION AND SUMMARY

     This Introduction and Summary briefly notes some of the important things about the Policy, but it is not a complete description of the Policy. The rest of this Prospectus contains more complete information, and you should read the entire Prospectus carefully.


     The Ultrannuity Series V Policy described in this Prospectus is a contract between you and Companion Life Insurance Company. The Policy is a variable annuity policy, which means that you can allocate your purchase payments to as many as 32 different variable investment options, where you can gain or lose money on your investment. The variable investment options are not direct investments in mutual funds, but are Subaccounts of the Variable Account. Each Subaccount in turn invests in a particular investment portfolio. You can also allocate your purchase payments to three fixed rate options, where we guarantee you will earn a fixed rate of interest. The Policy is a deferred annuity, which means it has two phases: an accumulation (or deferral) phase and an annuity payout phase.


     During the accumulation phase, any earnings that you leave in the Policy are not taxed. During this phase you can invest additional money into the Policy, transfer amounts among the investment options, and withdraw some or all of the value of your Policy. Some restrictions may apply to transfers (especially to transfers out of the fixed rate options). Withdrawals may be subject to a withdrawal charge, they may be taxable, and a penalty tax may apply.

     The accumulation phase ends and the annuity payout phase begins on the Annuity Starting Date that you select. During the annuity payout phase, we will make periodic payments to you. You can select payments that are guaranteed to last for your entire life or for some other period. You can select payments that vary in amount, depending on the investment performance of the portfolios you pick, or payments that are fixed in amount. Some or all of each payment will be taxable.

[_]  COMPARISON TO OTHER POLICIES AND INVESTMENTS

     Compared to fixed annuities. Like fixed-interest annuities, the Policy:

     .    offers the ability to accumulate capital on a tax-deferred basis;
     . offers the ability to have a guaranteed minimum return on your investment (if you choose a fixed rate option);
     .    allows you to make withdrawals from your Policy; and
     . can provide annuity payments for the rest of your life or for some other period.

          A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees, and asset allocation models.

     The Policy is different from fixed-interest annuities in that, to the extent you select variable investment options, your Accumulation Value will reflect the investment experience of the selected variable investment options, so you have both the investment risk and opportunity, not us.

     Compared to mutual funds. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

     . The Policy provides a death benefit that could be higher than the value of the Policy.
     . Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.
     . Federal income tax liability on any earnings generally is deferred until you receive a distribution from the Policy.
     . You can make transfers from one underlying investment portfolio to another without tax liability.
     . Dividends and capital gains distributed by the investment portfolios are automatically reinvested.
     . Withdrawals before age 59 1/2 generally are subject to a 10% federal tax penalty. Also, Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income when distributed, although taxation of them is deferred until such earnings are distributed. Taxable earnings are considered to be paid out first followed by the return of your purchase payments.
     . Withdrawals of more than 15% of the Accumulation Value of the Policy can result in a withdrawal charge during the first seven years of the Policy.
     . New York insurance law grants you 10 days to review your Policy and cancel it. The terms of this "right to examine" period are stated on the cover of your Policy.
     . We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.

[_]  HOW THE POLICY OPERATES


          The following chart summarizes how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.


                                PURCHASE PAYMENTS

          .    Minimum initial purchase payment is $5,000 ($2,000 if you elect to make electronic funds transfer payments of at least $100 per month, or quarterly, semiannual or annual purchase payment equivalents).
          .    Minimum additional purchase payment is $500.
          .    No additional purchase payments will be accepted after earlier of the Annuity Starting Date or your 83rd birthday.


                         INVESTMENT OF PURCHASE PAYMENTS

          You direct the allocation of all purchase payments among the 32 Subaccounts of the Variable Account, the fixed account and the systematic transfer accounts. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.


                             DEDUCTIONS FROM ASSETS

          . Daily charges deducted from the net assets in the Variable Account equal an annual rate of:
               .    1.00% for our mortality and expense risk;
               .    0.20% for our administrative expenses.
          . Annual Policy Fee of $30 per year assessed on each Policy anniversary if your Policy has an Accumulation Value of $50,000 or less, no annual Policy fee is assessed if your Policy has an Accumulation Value of more than $50,000 on the Policy Anniversary.
          . $10 fee for transfers among the Subaccounts and the fixed account (first 12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.
          . Investment advisory fees and fund expenses are deducted from the assets of each investment portfolio.


                               ACCUMULATION VALUE

          . Your Accumulation Value is equal to your purchase payments adjusted up or down each Business Day to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer accounts, charges deducted and other Policy transactions (such as withdrawals).
          . Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts.
          . Accumulation Value can be transferred among the Subaccounts and the fixed account.
          . Dollar cost averaging, asset allocation and rebalancing programs are available.
          . Accumulation Value is the starting point for calculating certain values under the Policy, such as the Cash Surrender Value and the death benefit.

                           ACCUMULATION VALUE BENEFITS

     . You can withdraw all or part of the Cash Surrender Value. Each Policy Year, up to 15% of the Accumulation Value as of the date of the first withdrawal that Policy Year may be withdrawn without a withdrawal charge. Thereafter, the withdrawal charge is calculated separately for each purchase payment withdrawn based on the number of years elapsed since the purchase payment was made; the charge is 7% if the withdrawal is made in the first year after a purchase payment is made and then the withdrawal charge decreases by 1% in each successive year to 0% after the seventh year. (Taxes and tax penalties may also apply to withdrawals.)
     .    Fixed and variable annuity payout options are available.

                                 DEATH BENEFITS

     .    Available as a lump-sum or under a variety of payment options.


Tax-Free Exchanges (1035 Exchanges and Qualified Transfers/Rollovers)

          You can generally exchange one policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code for non-qualified policies and under transfer and rollover rules established by the Internal Revenue Service for certain qualified policies. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.



[_]  FEE TABLE


     The following table lists various costs and expenses that you will pay (directly or indirectly) if you invest in a Policy.

       Policy Owner Transaction Expenses
       .    Maximum Withdrawal Charge/1/                                                7%
            (as a percentage of each purchase payment withdrawn)
       .    Transfer Fee               .  First 12 Transfers Per Year:             $    0
                                       .  Over 12 Transfers in one Policy Year:    $   10 each
       Variable Account Annual Expenses
            (deducted daily to equal this annual % of Accumulation Value in the
              Subaccounts)
       .    Mortality and Expense Risk Fees                                          1.00%
       .    Administrative Expense Charge                                            0.20%
                           Total Variable Account Annual Expenses                    1.20%
       Other Annual Expenses
       .    Annual Policy Fee, $50,000 or less of Accumulation Value               $   30 per year
             (determined annually on Policy anniversary date)
       .    Annual Policy Fee, more than $50,000 of Accumulation Value             $    0 per year
             (determined annually on Policy anniversary date)



----------
/1/ Each Policy Year up to 15% of the Accumulation Value as of the date of the first withdrawal that year can be withdrawn without a withdrawal charge. Thereafter, the withdrawal charge is calculated separately for each purchase payment withdrawn based on the number of years elapsed since the purchase payment was made; it is 7% in the first year after a purchase payment is made and then decreases by 1% in each successive year to 0% after the seventh year.

     The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the investment portfolios (before fee waiver or expense reimbursement) during the fiscal year ended December 31, 2002. Expenses of the investment portfolios may be higher or lower in the future. More detail concerning each investment portfolio's fees and expenses is contained in the prospectus for each investment portfolio.

ANNUAL INVESTMENT PORTFOLIO OPERATING EXPENSES:

                                                                                  MINIMUM   MAXIMUM
                                                                                  -------   -------
     Annual Investment Portfolio Operating Expenses (expenses that are deducted      0.28%     3.01%
     from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)


[_]  EXAMPLES OF EXPENSES


     The following tables contain examples of the overall expenses you would pay, in different situations, over different time periods. These examples are based on certain assumptions, so your actual expenses will, in all likelihood, be different. These examples can help you compare the expenses of the Policy with expenses of other variable annuity policies.

Examples                                1. Surrender Policy at end      2. Annuitize Policy at the    3. Policy is not surrendered
                                        of the time period or           end of the time period and    and is not annuitized
An Owner would pay the following        annuitize and annuity           annuity Option 4 (lifetime
expenses on a $10,000 investment,       option 4 (lifetime income) is   income) IS chosen
assuming a 5% annual return on          NOT chosen
assets if:
----------------------------------------------------------------------------------------------------------------------------------
Portfolio                               1Yr     3Yr     5Yr     10Yr    1Yr     3Yr    5Yr     10Yr    1Yr     3Yr    5Yr     10Yr
----------------------------------------------------------------------------------------------------------------------------------
Alger American Growth                   811     1091    1400    2468    811     672    1151    2468    218     672    1151    2468
Alger American Small Capitalization     824     1128    1461    2591    824     708    1212    2591    230     708    1212    2591
----------------------------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II           815     1103    1420    2509    815     684    1171    2509    222     684    1171    2509
Federated Fund for U.S. Government
     Securities II                      824     1128    1461    2591    824     708    1212    2591    230     708    1212    2591
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Growth       799     1055    1338    2343    799     635    1089    2343    206     635    1089    2343
Fidelity VIP Contrafund                 794     1039    1312    2291    794     620    1064    2291    201     620    1064    2291
Fidelity VIP Equity-Income              783     1005    1255    2174    783     586    1007    2174    190     586    1007    2174
Fidelity VIP Index 500                  759      931    1130    1915    759     513     882    1915    166     513     882    1915
Fidelity VIP Mid Cap                    822     1122    1451    2571    822     702    1201    2571    228     702    1201    2571
----------------------------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Series        819     1116    1440    2550    819     696    1191    2550    226     696    1191    2550
MFS Emerging Growth Series              812     1094    1405    2478    812     675    1156    2478    219     675    1156    2478
MFS High Income Series                  816     1107    1425    2520    816     687    1176    2520    223     687    1176    2520
MFS Research Series                     813     1097    1410    2489    813     678    1161    2489    220     678    1161    2489
MFS Strategic Income Series             837     1167    1527    2723    837     747    1277    2723    243     747    1277    2723
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT               834     1158    1512    2693    834     738    1262    2693    240     738    1262    2693
Pioneer Fund VCT                        833     1155    1506    2683    833     735    1257    2683    239     735    1257    2683
Pioneer Growth Shares VCT               890     1327    1791    3242    890     906    1540    3242    296     906    1540    3242
Pioneer Mid-Cap Value VCT               806     1076    1374    2416    806     657    1125    2416    213     657    1125    2416
Pioneer Real Estate Shares VCT          834     1158    1512    2693    834     738    1262    2693    240     738    1262    2693
Pioneer Small Cap Value VCT            1027     1730    2445    4459   1027    1306    2192    4459    432    1306    2192    4459
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund   818     1113    1435    2540    818     693    1186    2540    225     693    1186    2540
Scudder VIT Small Cap Index Fund        811     1091    1400    2468    811     672    1151    2468    218     672    1151    2468
----------------------------------------------------------------------------------------------------------------------------------
Scudder VSI Global Discovery            886     1315    1771    3204    886     894    1521    3204    292     894    1521    3204
Scudder VS1 Growth & Income             824     1128    1461    2591    824     708    1212    2591    230     708    1212    2591
Scudder VS1 International               830     1146    1491    2652    830     726    1242    2652    236     726    1242    2652
----------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income             811     1091    1400    2468    811     672    1151    2468    218     672    1151    2468
T. Rowe Price International Stock       832     1152    1501    2673    832     732    1252    2673    238     732    1252    2673
T. Rowe Price Limited-Term Bond         796     1045    1323    2312    796     626    1074    2312    203     626    1074    2312
T. Rowe Price New America Growth        811     1091    1400    2468    811     672    1151    2468    218     672    1151    2468
T. Rowe Price Personal Strategy
     Balanced                           816     1107    1425    2520    816     687    1176    2520    223     687    1176    2520
----------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets
     Equity                             920     1416    1937    3522    920     994    1686    3522    326     994    1686    3522
Van Kampen UIF Core Plus Fixed
     Income                             799     1055    1338    2343    799     635    1089    2343    206     635    1089    2343
----------------------------------------------------------------------------------------------------------------------------------

     These examples should not be considered representations of past or future expenses. These examples are based on each investment portfolio's expenses for 2002. Actual expenses paid may be greater than or less than those shown, subject to guarantees in the Policy. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate. These examples are before any fee waivers or expense reimbursements that were received.


                 For more detailed information about the Policy,
             Please read the rest of this Prospectus and the Policy.

----------
/2/ The $30 annual Policy Fee is reflected as an annual $10 charge per investment portfolio in these examples, based on an average Accumulation Value of $30,000.
/3/ The fee and expense data regarding each Series Fund, which are fees and expenses for 2002, was provided to Companion by the Series Fund. The Series Funds are not affiliated with Companion. We have not independently verified these figures.

FINANCIAL STATEMENTS

     Our stautory financial statements and the financial statements of each of the Subaccounts of the Variable Account are contained in the Statement of Additional Information. You should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account and/or the Statement of Additional Information, please call or write us at our administrative office. At December 31, 2002, net assets of the Subaccounts were represented by the following Accumulation Unit values and Accumulation Units. This information should be read in conjunction with the Variable Account's financial statements and related notes included in the Statement of Additional Information.

                                                       ACCUMULATION UNIT     ACCUMULATION UNIT    NUMBER OF ACCUMULATION
                     SUBACCOUNT                            VALUE ON        VALUE AT END OF YEAR        UNITS AT END
                     ----------                        COMMENCEMENT DATE      (December 31)              OF YEAR**
                (Date of Inception)                          ($)*                  ($)*                (December 31)
Alger American Growth (12/13/96)                                  12.972
         1996.......................................                                     13.071                        0
         1997.......................................                                     16.240                   26,564
         1998.......................................                                     23.759                   74,096
         1999.......................................                                     31.395                   84,335
         2000.......................................                                     26.436                  102,233
         2001.......................................                                     23.032                  102,562
         2002.......................................                                     15.248                  112,239
Alger American Small Capitalization (12/13/96)                    12.400
         1996.......................................                                     12.448                        0
         1997.......................................                                     13.690                   16,717
         1998.......................................                                     15.638                   36,378
         1999.......................................                                     22.159                   37,123
         2000.......................................                                     15.939                   49,276
         2001.......................................                                     11.100                   52,434
         2002.......................................                                      8.090                   42,695
Federated Fund for U.S. Government Securities II
         (12/13/96)                                               10.901
         1996.......................................                                     10.882                        0
         1997.......................................                                     11.674                   31,521
         1998.......................................                                     12.417                  115,478
         1999.......................................                                     12.195                  167,586
         2000.......................................                                     13.371                  133,110
         2001.......................................                                     14.139                  119,899
         2002.......................................                                     15.234                  103,800
Federated Prime Money Fund II (12/13/96)                           1.057
         1996.......................................                                      1.059                        0
         1997.......................................                                      1.098                  410,506
         1998.......................................                                      1.138                1,234,433
         1999.......................................                                      1.176                1,452,451
         2000.......................................                                      1.231                1,193,668
         2001.......................................                                      1.262                1,305,562
         2002.......................................                                      1.264                1,031,047
Fidelity VIP Asset Manager: Growth (12/13/96)                     13.346
         1996.......................................                                     13.353                        0
         1997.......................................                                     16.500                   58,425
         1998.......................................                                     19.167                  121,890
         1999.......................................                                     21.827                  127,644
         2000.......................................                                     18.877                  115,868
         2001.......................................                                     17.271                  103,711
         2002.......................................                                     14.414                   88,762

                                                       ACCUMULATION UNIT     ACCUMULATION UNIT    NUMBER OF ACCUMULATION
                     SUBACCOUNT                            VALUE ON        VALUE AT END OF YEAR        UNITS AT END
                     ----------                        COMMENCEMENT DATE      (December 31)              OF YEAR**
                (Date of Inception)                          ($)*                  ($)*                (December 31)
Fidelity VIP Contrafund (12/13/96)                                13.704
         1996......................................                                      14.070                        0
         1997......................................                                      17.257                   27,082
         1998......................................                                      22.162                   43,182
         1999......................................                                      27.208                   49,759
         2000......................................                                      25.102                   48,654
         2001......................................                                      17.271                  103,711
         2002......................................                                      19.492                   41,996
Fidelity VIP Equity-Income (12/13/96)                             12.900
         1996......................................                                      13.090                        0
         1997......................................                                      16.571                   48,536
         1998......................................                                      18.276                  122,503
         1999......................................                                      19.200                  139,914
         2000......................................                                      20.568                  144,758
         2001......................................                                      19.313                  143,512
         2002......................................                                      15.848                  123,199
Fidelity VIP Index 500 (5/1/98)                                   14.036
         1997......................................                                      12.166                      N/A
         1998......................................                                      15.425                   22,471
         1999......................................                                      18.367                   53,067
         2000......................................                                      16.459                   84,966
         2001......................................                                      14.293                   96,173
         2002......................................                                      10.979                  123,357
MFS Capital Opportunities Series (5/1/98)                         14.829
         1997......................................                                      12.394                        0
         1998......................................                                      15.528                    8,136
         1999......................................                                      22.618                   19,364
         2000......................................                                      21.531                   42,245
         2001......................................                                      16.276                   62,106
         2002......................................                                      11.306                   33,316
MFS Emerging Growth Series (12/13/96)                             13.637
         1996......................................                                      13.480                        0
         1997......................................                                      16.230                   21,242
         1998......................................                                      21.521                   52,838
         1999......................................                                      37.575                   53,502
         2000......................................                                      29.846                   55,328
         2001......................................                                      19.612                   53,109
         2002......................................                                      12.835                   44,653
MFS High Income Series (12/13/96)                                 11.517
         1996......................................                                      11.548                        0
         1997......................................                                      12.960                   17,267
         1998......................................                                      12.782                   27,426
         1999......................................                                      13.442                   38,501
         2000......................................                                      12.395                   36,405
         2001......................................                                      12.500                   33,348
         2002......................................                                      12.667                   26,117
MFS Research Series (12/13/96)                                    13.093
         1996......................................                                      13.277                        0
         1997......................................                                      15.775                   30,779
         1998......................................                                      19.231                   62,140
         1999......................................                                      23.571                   63,162
         2000......................................                                      22.159                   64,082
         2001......................................                                      17.240                   61,088
         2002......................................                                      12.854                   52,620

                                                       ACCUMULATION UNIT     ACCUMULATION UNIT    NUMBER OF ACCUMULATION
                     SUBACCOUNT                            VALUE ON        VALUE AT END OF YEAR        UNITS AT END
                     ----------                        COMMENCEMENT DATE      (December 31)              OF YEAR**
                (Date of Inception)                          ($)*                  ($)*                (December 31)
MFS Strategic Income Series (12/13/96)                            10.503
         1996......................................                                     10.527                        0
         1997......................................                                     10.283                   14,907
         1998......................................                                     10.963                   39,700
         1999......................................                                     10.561                   56,404
         2000......................................                                     10.945                   66,519
         2001......................................                                     11.328                   54,517
         2002......................................                                     12.132                   37,611
Pioneer Equity Income VCT (5/1/2000)                              10.000
         2000......................................                                     11.492                   24,875
         2001......................................                                     10.542                   25,932
         2002......................................                                      8.744                    7,852
Pioneer Fund VCT (5/1/2000)                                       10.000
         2000......................................                                      9.761                    3,758
         2001......................................                                      8.573                   10,424
         2002......................................                                      6.840                   10,116
Pioneer Growth Shares VCT (5/1/2000)                              10.000
         2000......................................                                      9.290                      100
         2001......................................                                      7.412                      625
         2002......................................                                      4.754                    1,306
Pioneer Mid-Cap Value VCT (5/1/98)                                11.771
         1998......................................                                     11.156                   11,695
         1999......................................                                     12.461                   28,889
         2000......................................                                     14.529                   27,865
         2001......................................                                     15.285                   33,036
         2002......................................                                     13.409                   53,806
Pioneer Real Estate Shares VCT (5/1/98)                           13.196
         1998......................................                                      9.818                    4,031
         1999......................................                                      9.295                    9,564
         2000......................................                                     11.895                   26,597
         2001......................................                                     12.669                   31,234
         2002......................................                                     12.834                   20,657
Scudder VIT EAFE(R) Equity Index Fund (5/1/2000)                  10.000
         2000......................................                                      8.764                   29,285
         2001......................................                                      6.521                   51,879
         2002......................................                                      5.051                   10,493
Scudder VIT Small Cap Income Fund (5/1/2000)                      10.000
         2000......................................                                      9.288                   17,001
         2001......................................                                      9.366                   25,017
         2002......................................                                      7.349                    6,406
Scudder Global Discovery (5/1/98)                                 13.631
         1998......................................                                     13.176                    1,790
         1999......................................                                     21.563                    3,753
         2000......................................                                     20.150                    7,361
         2001......................................                                     14.939                    7,478
         2002......................................                                     11.797                   10,639
Scudder Growth and Income (5/1/98)                                13.557
         1998......................................                                     12.847                   22,458
         1999......................................                                     13.425                   38,046
         2000......................................                                     12.955                   37,500
         2001......................................                                     11.320                   35,780
         2002......................................                                      8.566                   33,982

                                                       ACCUMULATION UNIT     ACCUMULATION UNIT    NUMBER OF ACCUMULATION
                     SUBACCOUNT                            VALUE ON        VALUE AT END OF YEAR        UNITS AT END
                     ----------                        COMMENCEMENT DATE      (December 31)              OF YEAR**
                (Date of Inception)                          ($)*                  ($)*                (December 31)
Scudder International (12/13/96)                                  11.719
         1996......................................                                      12.067                        0
         1997......................................                                      13.004                   15,759
         1998......................................                                      15.223                   40,818
         1999......................................                                      23.241                   48,923
         2000......................................                                      17.979                   54,445
         2001......................................                                      12.281                   54,883
         2002......................................                                       9.906                   47,095
T. Rowe Price Equity Income (12/13/96)                            13.501
         1996......................................                                      13.731                        0
         1997......................................                                      17.481                   52,630
         1998......................................                                      18.839                  118,982
         1999......................................                                      19.305                  120,958
         2000......................................                                      21.564                  114,415
         2001......................................                                      21.616                  110,485
         2002......................................                                      18.554                  113,471
T. Rowe Price International Stock (12/13/96)                      11.560
         1996......................................                                      11.976                        0
         1997......................................                                      12.200                   23,539
         1998......................................                                      13.964                   57,275
         1999......................................                                      18.394                   70,203
         2000......................................                                      14.932                   92,978
         2001......................................                                      11.475                  102,608
         2002......................................                                       9.263                  115,094
T. Rowe Price Limited-Term Bond (12/13/96)                        10.582
         1996.......................................                                     10.582                        0
         1997.......................................                                     11.160                   31,032
         1998.......................................                                     11.828                  114,315
         1999.......................................                                     11.785                  156,206
         2000.......................................                                     12.720                  189,131
         2001.......................................                                     13.632                  188,941
         2002.......................................                                     14.198                  174,977
T. Rowe Price New America Growth (12/13/96)                       15.121
         1996.......................................                                     10.582                        0
         1997.......................................                                     11.160                   31,032
         1998.......................................                                     11.828                  114,315
         1999.......................................                                     11.785                  156,206
         2000.......................................                                     12.720                  189,131
         2001.......................................                                     18.602                   65,902
         2002.......................................                                     13.175                   50,064
T. Rowe Price Personal Strategy Balanced (12/13/96)               12.552
         1996.......................................                                     12.719                        0
         1997.......................................                                     14.833                   50,339
         1998.......................................                                     16.755                  130,290
         1999.......................................                                     17.946                  153,234
         2000.......................................                                     18.691                  137,229
         2001.......................................                                     18.020                  122,410
         2002.......................................                                     16.415                   99,718
Van Kampen UIF Emerging Markets Equity (5/1/99)                    8.930
         1998.......................................                                        N/A                      N/A
         1999.......................................                                     13.469                      206
         2000.......................................                                      8.131                    9,957
         2001.......................................                                      7.511                   20,330
         2002.......................................                                      6.761                   18,669

                                                       ACCUMULATION UNIT     ACCUMULATION UNIT    NUMBER OF ACCUMULATION
                     SUBACCOUNT                            VALUE ON        VALUE AT END OF YEAR        UNITS AT END
                     ----------                        COMMENCEMENT DATE      (December 31)              OF YEAR**
                (Date of Inception)                          ($)*                  ($)*                (December 31)
Van Kampen UIF Core Plus Fixed Income (5/1/99)                    10.720
         1998...............................................                                N/A                      N/A
         1999...............................................                             10.167                        0
         2000...............................................                             11.159                    1,207
         2001...............................................                             12.052                    8,464
         2002...............................................                             12.780                  114,610

*    Accumulation Unit values are rounded to the nearest hundredth of a cent.
**   Number of Accumulation Units is rounded to the nearest unit.

ABOUT US

     We are Companion Life Insurance Company, a stock life insurance company organized under the laws of the State of New York in 1949. We are a wholly-owned subsidiary of United of Omaha Life Insurance Company, which is a subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. Companion is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in New York.

     We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

INVESTMENT OPTIONS


     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options -- each chosen for its potential to meet specific investment goals. You may allocate all or a part of your purchase payments to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer accounts may be made only in limited circumstances). Allocations must be in whole percentages and total 100%.

          The investment results of each investment portfolio, whose investment goals are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which portfolios or combination of investment portfolios and fixed rate options best suits your long-term investment goals.

     You can choose among 32 variable investment options and three fixed rate options.


[_]  VARIABLE INVESTMENT OPTIONS


     With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those investment portfolios will perform worse than you expect.

          The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment goals and policies of certain portfolios available under the Policy are very similar to the investment goals and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment goals and policies, and a very similar name.

          For detailed information about any investment portfolio, including its performance history, refer to the prospectus for that investment portfolio.

     The Variable Account, Companion Separate Account C, provides you with 32 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Accumulation Value to a Series Fund investment portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that investment portfolio, and the Subaccount in turn invests in the investment portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the investment portfolios that you select.

     The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or Companion. The Variable Account was established as a separate investment account of Companion under New York law on February 14, 1994. Under New York law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their objectives, and they could go down in value. Each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment goals and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this Prospectus. Read these prospectuses carefully before you choose a portfolio.

                               VARIABLE INVESTMENT OPTIONS
     ASSET                  UNDER COMPANION SEPARATE ACCOUNT C
  CATEGORY (*)                  (Series Fund - Portfolio)                                             GOAL
-----------------   ------------------------------------------------------------------   -------------------------------
Emerging            Van Kampen Universal Institutional Funds, Inc. -                     Long-term capital appreciation
Markets Equity      Van Kampen UIF Emerging Markets Equity Portfolio /(6)/

                                                     Emerging market country securities

International       Scudder Investment VIT Funds -                                       Long-term capital appreciation
Equity              Scudder VIT EAFE(R) Equity Index Fund Portfolio Class A /(11)/

                                 Statistically selected sample of the securities found in the EAFE(R) Index

                    Scudder Variable Series I -                                          Long-term capital appreciation
                    Scudder VS1 Global Discovery Portfolio Class B /(8)/

                                                     Small companies in the U.S. or foreign markets

                    Scudder Variable Series I -                                          Long-term capital appreciation
                    Scudder VS1 International Portfolio Class A /(8)/

                                   Common stocks of companies which do business outside the United States

                    T. Rowe Price International Series, Inc. -                           Long-term capital appreciation
                    T. Rowe Price International Stock Portfolio /(9)/

                                                     Common stocks of foreign companies

Real Estate         Pioneer Variable Contracts Trust -                                   Long-term capital appreciation
Equity              Pioneer Real Estate Shares VCT Portfolio Class I /(7)/               with current income

                               Real estate investment trusts (REITs) and other real estate industry companies

Small-Cap           Alger American Fund -                                                Long-term capital appreciation
Equity              Alger American Small Capitalization Portfolio Class 0 /(1)/

                           Equity securities of companies with total market capitalization of less than $1 billion

                    Scudder Investment VIT Funds -                                       Long-term capital appreciation
                    Scudder VIT Small Cap Index Fund Portfolio Class A /(11)/

                             Statistically selected sample of the securities found in the Russell 2000(R) Index

                    Pioneer Variable Contracts Trust                                     Long-term capital appreciation
                    Pioneer Small Cap Value VCT Portfolio Class II /(7)/

                                     Common stock of small companies with catalyst for growth potential

Mid-Cap             Fidelity Variable Insurance Products Fund                            Long-term capital appreciation
Equity              Fidelity VIP Mid Cap Portfolio Service Class 2 /(3)/

                                                       Currently undervalued companies

                    Pioneer Variable Contracts Trust -                                   Long-term capital appreciation
                    Pioneer Mid-Cap Value VCT Portfolio Class I /(7)/

                                                       Currently undervalued companies

                    Alger American Fund -                                                Long-term capital appreciation
                    Alger American Growth Portfolio Class 0 /(1)/

                           Equity securities of companies with total market capitalization of more than $1 billion

                    Fidelity Variable Insurance Products Fund II -                       Long-term capital appreciation
                    Fidelity VIP Contrafund Portfolio Initial Class /(3)/

                                                       Currently undervalued companies

Large-Cap           Fidelity Variable Insurance Products Fund II -                       Long-term capital appreciation
Growth Equity       Fidelity VIP Index 500 Portfolio Initial Class /(3)/                 with current income

                                           Stocks that comprise the Standard and Poor's 500 Index

                    MFS Variable Insurance Trust -                                       Long-term capital appreciation
                    MFS Capital Opportunities Series Portfolio Initial Class/(5)/

                                               Common stocks of domestic and foreign companies

                    MFS Variable Insurance Trust -                                       Long-term capital appreciation
                    MFS Emerging Growth Series Portfolio Initial Class /(5)/

                                   Common stocks of small and medium-sized companies with growth potential

                               VARIABLE INVESTMENT OPTIONS
   ASSET                    UNDER COMPANION SEPARATE ACCOUNT C
  CATEGORY (*)                  (Series Fund - Portfolio)                                             GOAL
-----------------   ------------------------------------------------------------------   -------------------------------
Large-Cap Growth    MFS Variable Insurance Trust -                                       Long-term capital appreciation
Equity              MFS Research Series Portfolio Initial Class /(5)/

                                  Research analyst's recommendations for best expected capital appreciation

                    Pioneer Variable Contracts Trust -                                   Long-term capital appreciation
                    Pioneer Growth Shares VCT Portfolio Class II /(7)/

                          Focus on secular trends, competitive strength and return on incremental invested capital

                    T. Rowe Price Equity Series, Inc. -                                  Long-term capital appreciation
                    T. Rowe Price New America Growth Portfolio /(10)/

                                    Common stocks of U.S. companies in the service sector of the economy

Large-Cap Value     Fidelity Variable Insurance Products Fund -                          Dividend income & capital
Equity              Fidelity VIP Equity-Income Portfolio Initial Class /(3)/             appreciation

                                                     Income-producing equity securities
                    Pioneer Variable Contracts Trust -                                   Current income & long-term
                    Pioneer Equity Income VCT Portfolio Class II /(7)/                   growth

                                     Focus on large, strong companies with histories of dividend growth

                    Pioneer Variable Contracts Trust -                                   Capital growth with current
                    Pioneer Fund VCT Portfolio Class II /(7)/                            income

                                       Emphasizes high-quality, value and long-term earnings potential

                    Scudder Variable Series I                                            Long-term capital appreciation
                    Scudder VS1 Growth and Income Portfolio Class B /(8)/                with current income

                                                     Common stocks of large, established companies

                    T. Rowe Price Equity Series, Inc. -                                  Dividend income & capital
                    T. Rowe Price Equity Income Portfolio /(10)/                         appreciation

                                                Dividend-paying common stocks of established companies

Hybrid              Fidelity Variable Insurance Products Fund II -                       Long-term capital appreciation
                    Fidelity VIP Asset Manager: GROWTH PORTFOLIO INITIAL CLASS /(3,4)/

                                        Domestic and foreign stocks, bonds and short-term investments

                    T. Rowe Price Equity Series, Inc. -                                  Capital appreciation & dividend
                    T. Rowe Price Personal Strategy Balanced Portfolio /(10)/            income

                                          Diversified portfolio of stocks, bonds and money market securities

International       MFS Variable Insurance Trust -                                       Seeks income & capital
Fixed Income        MFS Strategic Income Series Portfolio Initial Class /(5)/            appreciation

                                                       International government bonds

High Yield Fixed    MFS Variable Insurance Trust -                                       High current income and capital
Income              MFS High Income Series Portfolio Initial Class /(5)/                  appreciation

                                         Diversified bond portfolio, some of which may involve equity features

Intermediate-Term   Van Kampen Universal Institutional Funds, Inc. -                     Above average return from a
/Long-Term          Van Kampen UIF Core Plus Fixed Income Portfolio /(6)/                diversified portfolio of fixed
Fixed Income                                                                             income securities

                                  Medium to high quality fixed income investments of intermediate maturity

                    Federated Insurance Series -                                         Current income
                    Federated Fund for U.S. Gov't Securities II Portfolio /(2)/

                                                          U.S. Government bonds

Short-Term Fixed    T. Rowe Price Fixed Income Series, Inc. -                            High level of current income
Income              T. Rowe Price Limited-Term Bond Portfolio /(10)/                     consistent with modest price
                                                                                         fluctuations

                                        Short and intermediate-term investment grade debt securities

Cash                Federated Insurance Series -                                         Current income consistent with
                    Federated Prime Money Fund II Portfolio /(2)/                        the stability of principal

                                               High-quality money market instruments

(*) Asset category designations are our own to help you gain insight into each investment portfolio's intended objectives, but do not assure that any investment portfolio will perform consistent with the categorization. Information contained in the investment portfolios' prospectuses should be read carefully before investing in any Subaccount.


     INVESTMENT ADVISERS OF THE SERIES FUNDS:

     /(1)/   Fred Alger Management, Inc.
     /(2)/   Federated Investment Management Company.
     /(3)/   Fidelity Management & Research Company.
     /(4)/   Fidelity Management & Research (U.K.) Inc., and Fidelity Management
             and Research Far East Inc., regarding research and investment recommendations with respect to companies based outside the United
             States.

     /(5)/   MFS(TM)Investment Management.

     /(6)/   Morgan Stanley Asset Management Inc.
     /(7)/   Pioneer Investment Management, Inc.
     /(8)/   Scudder Kemper Investments, Inc.
     /(9)/   Rowe Price-Fleming International, Inc., a joint venture between T.
             Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.
     /(10)/  T. Rowe Price Associates, Inc.
     /(11)/  Deutsche Asset Management, Inc.


          We do not assure that any portfolio will achieve its stated objective. Detailed information, including a description of each portfolio's investment goals and policies, a description of risks involved in investing in each of the portfolios, and each portfolio's fees and expenses, is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.



     The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the investment portfolios.


               The performance history of each Variable Account Subaccount, which gives you an indication of how each portfolio has performed and the effect of Policy expenses on that performance, is discussed in the Statement of Additional Information. You may obtain a copy from us. The performance history of each portfolio is more fully described in the Series Fund prospectus for each portfolio. Past performance may not be an indication of future performance.


     Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the investment portfolios that accompany this Prospectus.


     We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisers. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues may depend on the amount our Variable Account invests in the Series Fund and/or any portfolio thereof.


     ADDING, DELETING, OR SUBSTITUTING VARIABLE INVESTMENT OPTIONS

     We do not control the Series Funds, so we cannot guarantee that any of the portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any investment portfolio, if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change

     If an investment portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an exemptive order from the SEC, if necessary.

     If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as a management investment company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.


[_]  FIXED RATE OPTIONS


     There are three fixed rate options: a fixed account and two systematic transfer accounts. With the fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 3% per year, compounded annually. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed rate options, please see the Policy.



          All amounts allocated to the fixed rate options become part of the general account assets of Companion. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff has not reviewed the fixed rate option disclosures in this Prospectus.


     SYSTEMATIC TRANSFER ACCOUNTS


     A systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program"). You may only elect one program: the four-month or 12-month account. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. No additional funds may be allocated to the systematic transfer account once the Policy has been issued (except for funds designated to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or an IRA rollover or transfer), but additional purchase payments may be allocated to either systematic transfer account during the first seven Policy Years after you purchase the Policy as long as there are no amounts in the systematic transfer account at the time of such additional allocation.

     Funds allocated to the systematic transfer account must be completely transferred to the Variable Account within either a four-month period or a 12-month period (whichever you choose). We may credit a different rate of interest to the four-month account than to the 12-month account. Transfers from the systematic transfer accounts do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into any systematic transfer account. The systematic transfer accounts may not be used to practice "market timing", and we may disallow transactions involving this account on that basis.


     FIXED ACCOUNT AND SYSTEMATIC TRANSFER ACCOUNTS


     The fixed account and the systematic transfer accounts are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate purchase payments to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate option. We have sole discretion to invest the assets of our general account, subject to applicable law.


          We have sole discretion to set current interest rates of the fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than the minimum interest rate.

     We guarantee that money invested in any fixed rate option will earn an effective rate of interest which will yield at least 3% per year, compounded annually. However, we have complete discretion to declare interest in excess of the guaranteed minimum rate, or not to declare any excess interest. You bear this risk. Once declared, we guarantee that any rate will last for the applicable period. Different rates of interest may be credited to each systematic transfer account and to the fixed account.


     We guarantee that, at any time prior to the Annuity Starting Date or the death of the Owner, the amount in your fixed account or systematic transfer account will not be less than:

     (i) the amount of purchase payments allocated and Accumulation Value transferred to the fixed account or systematic transfer account, less
     (ii) taxes allocable to the fixed account or systematic transfer account, less

     (iii) any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any withdrawal charges), allocable expenses or transfers to the Variable Account, plus
     (iv) interest at a rate which is guaranteed to yield 3% per year, compounded annually, and plus
     (v) excess interest (if any) credited to amounts in the fixed account or systematic transfer account.


[_]  TRANSFERS


     The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Policy Owners by having a detrimental effect on portfolio management. Prior to the Annuity Starting Date, you may transfer Accumulation Value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:


     TRANSFER RULES:

     . We must receive notice of the transfer -- either Written Notice or an authorized telephone transaction.
     . The transferred amount must be at least $500, or the entire Subaccount value if it is less. If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.
     . The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred. We will not allow more than 24 transfers in a Policy Year.
     .    A transfer from the fixed account:

          .    may be made only once each Policy Year (unless the dollar cost averaging program or the systematic transfer account program is elected);
          .    is free;
          .    may be delayed up to six months;
          .    does not count toward the 12 free transfer limit; and
          .    is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.

     . We reserve the right to limit transfers, or to modify transfer privileges into any Subaccount and we reserve the right to change the transfer rules at any time. We also reserve the right to refuse to complete any transfer into a Subaccount that we determine is intended to be for "market timing" purposes. We will notify affected policyholders before we limit transfers, modify transfer procedures or refuse to complete a transfer.

     . Transfers made pursuant to participation in the dollar cost averaging, STEP, asset allocation or rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a transfer fee. See the sections of this Prospectus describing those programs for the rules of each program.
     . If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.
     . Transfers result in the cancellation of Accumulation Units in the Subaccount from which the transfer is made, and the purchase of Accumulation Units in a Subaccount to which a transfer is made.
     . We reserve the right to permit transfers from the fixed account in excess of the 10% annual limitation.

     THIRD-PARTY TRANSFERS

     Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. All third-party transfers are subject to the same rules as all other transfers.

[_]  DOLLAR COST AVERAGING

     Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

          The dollar cost averaging and the STEP programs are intended to result in the purchase of more Accumulation Units when the Accumulation Unit value is low, and fewer units when the Accumulation Unit value is high. However, there is no guarantee that either program will result in a higher Accumulation Value or otherwise be successful.

     DOLLAR COST AVERAGING RULES:

     .    The dollar cost averaging program is free.
     . We must receive notice of your election and any changed instruction -- either Written Notice or an authorized telephone transaction.
     . Automatic transfers can occur monthly, quarterly, semi-annually, or annually.
     . There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.
     . Amount of each transfer must be at least $100, and must be $50 per Subaccount.
     . If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
     . Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
     . You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy monthly anniversary following the date the Policy's "right to examine" period ends.
     . You can limit the number of transfers to be made, in which case the program will end when that number has been made as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount remaining in the applicable Subaccount or the fixed account is less than $100 prior to a transfer.

     . Transfers made according to the dollar cost averaging program do not count in determining whether a transfer fee applies.


[_]  SYSTEMATIC TRANSFER ENROLLMENT PROGRAM ("STEP program")


     The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial purchase payment from a fixed interest rate account into variable investment options within either a four-month or 12 month period, depending upon which time period you elect. You cannot transfer amounts from a STEP account to the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in a systematic transfer account than to amounts in the other systematic transfer account or the fixed account.


          You cannot transfer amounts from the STEP program to the fixed account.

     STEP PROGRAM RULES:

     .    The STEP program is free.
     . Can only be selected on the initial application, for amounts transferred into the Policy pursuant to an Internal Revenue Code
          Section 1035 exchange or an IRA rollover or transfer, or for subsequent purchase payments only if there is no current balance in the systematic transfer account.
     . Must have at least $5,000 in a systematic transfer account to begin the program.

     .    You may only participate in one systematic transfer account, not both.

     . Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in either four or 12 equal monthly payments.
     .    Transfers must be at least $50 per Subaccount.
     . Upon receipt of funds by Section 1035 exchange or for an IRA rollover or transfer, the four or 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.
     .    Cannot begin before the end of the Policy's "right to examine" period.
     . You may specify transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfers will be made on the next Business
          Day). If you do not select a start date, the STEP program will begin on the next Policy monthly anniversary following the date the Policy's "right to examine" period ends.
     .    No transfers may be made into the systematic transfer account.
     . All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
     . The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

[_]  ASSET ALLOCATION PROGRAM


     The asset allocation program allows you to allocate purchase payments and Accumulation Value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below. The fixed rate options are not included in this program.



          The asset allocation program does not protect against a loss, and might not achieve your goal.


     ASSET ALLOCATION PROGRAM RULES:

     .    The asset allocation program is free.
     . You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.
     . Changed instructions, or a request to end this program, must also be by Written Notice or an authorized telephone transaction.
     . You must have at least $10,000 of Accumulation Value to begin the asset allocation program.
     . Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
     . The asset allocation program will automatically rebalance your value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the Subacounts will be rebalanced to the then-current version of the model in effect.

     . The investment portfolios that are included in a model may change from period to period. You will be notified and have an opportunity to change your instructions if the models are changed. Otherwise, your election to use a model will remain in effect, without regard to changes in the investment portfolios in that model, unless you provide us with changed instructions.



          The asset allocation program does not protect against a loss, and may not achieve your goal.

                             ASSET ALLOCATION MODELS
                              CURRENT ALLOCATIONS*
---------------------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL         PORTFOLIO        INCOME          CAPITAL           EQUITY
                                                  CONSERVER         PROTECTOR        BUILDER       ACCUMULATOR       MAXIMIZER
                                               (conservative)      (moderately     (moderate)      (moderately      (aggressive)
               PORTFOLIO                              %           conservative)%        %          aggressive)%           %
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500                                     20              15             15               15               15
MFS Capital Opportunities Series                            0               5             10               15               20
Pioneer Mid-Cap Value VCT                                   0               5             10               15               20
T. Rowe Price Equity Income                                 0               5             10               15               20
T. Rowe Price International Stock                           0              10             15               15               20
T. Rowe Price Limited-Term Bond                            50              30              0                0                0
Van Kampen UIF Emerging Markets Equity                      0               0              0                5                5
Van Kampen UIF Core Plus Fixed Income                      30              30             40               20                0


          * We expect to change model allocations and/or to substitute investment portfolio options therein in future prospectuses. Amounts you allocate to a model portfolio will be invested pursuant to the then current portfolio allocations for that model.

     We use Callan Associates, Inc. to develop the asset allocation model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the investment portfolios) to quantify the benefits of diversification for particular investment profiles.

[_]    REBALANCING PROGRAM

     The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semiannual, or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of any STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

          The rebalancing program does not protect against a loss, and otherwise is not guaranteed to achieve your goals.

     REBALANCING PROGRAM RULES:

     .    The rebalancing program is free.
     . You must request the rebalancing program and give us your rebalancing instructions by Written Notice or an authorized telephone transfer.

     . Changed instructions, or a request to end this program must be by Written Notice.

     . You must have at least $10,000 of Accumulation Value to begin the rebalancing program.
     .    You may have rebalancing occur quarterly, semiannually or annually
     . Transfers made pursuant to this program do not count in determining whether a transfer fee applies.



The rebalancing program does not protect against a loss and may not achieve your investment goals.

IMPORTANT POLICY PROVISIONS

     The Ultrannuity Series V Policy is a flexible purchase payment variable deferred annuity policy. The Policy allows you to save and invest your assets on a tax-deferred basis. A feature of the Policy distinguishing it from non-annuity investments is its ability to guarantee annuity payments to you for as long as you live. In addition, if you die before those payments begin, the Policy will pay a death benefit to your Beneficiary. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy can be purchased as a tax-qualified or nonqualified annuity. The Policy remains in force until surrendered for its Cash Surrender Value, or all proceeds have been paid under an annuity payout option or as a death benefit.

[_]  POLICY APPLICATION AND ISSUANCE

     To purchase a Policy, you must submit an application and a minimum initial purchase payment. A Policy usually will be issued only if you are age 83 or younger. We reserve the right to reject any application or purchase payment for any reason.

          Replacing an existing annuity policy is not always your best choice. Evaluate any replacement carefully.

     If your application is in good order upon receipt, we will credit your initial net purchase payment to the Policy's Accumulation Value in accordance with the "right to examine" rules after the later of the date we receive your application or your payment. If the application is incomplete or otherwise not in good order, we will contact you within five Business Days to explain the delay; at that time we will refund your initial purchase payment unless you consent to our retaining it to apply it to your Policy once all Policy issuance requirements are met. The date we credit your initial net purchase payment to your Policy's Accumulation Value is the date of issue of the Policy.

     You can purchase a tax-qualified policy in connection with a Section 401(a) pension or profit-sharing plan, a Section 403(b) tax-sheltered annuity or an IRA or Roth IRA, subject to certain limitations. See the FEDERAL TAX MATTERS section of this Prospectus for details.

     APPLICATION IN GOOD ORDER

     All application questions must be answered, but particularly note these requirements:

     . The Owner's and the Annuitant's full name, Social Security number, and date of birth must be included.
     . Your purchase payment allocations must be completed, be in whole percentages, and total 100%.
     .    Initial purchase payment must meet minimum purchase payment requirements.
     .    Your signature and your agent's signature must be on the application.
     .    Identify the type of plan, whether it is nonqualified or qualified.
     .    City, state, and date application was signed must be completed.

     . Your agent must be both properly licensed and appointed with us and be a licensed securities salesperson.


     PURCHASE PAYMENT REQUIREMENTS

     Your purchase payment checks should be made payable to "Companion Life Insurance Company." We may postpone crediting any payment made by check to your Policy's Accumulation Value until your bank has honored the check. Payment by certified check, banker's draft, or cashier's check will be promptly applied. We may also postpone crediting any purchase payment until your allocation instructions are in good order. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct purchase payments from your bank account or other sources. We reserve the right to change the following purchase payment requirements.

     Initial Purchase Payment:

     .    The only purchase payment required. All others are optional.
     . Must be at least $5,000; $2,000 if payment is made via our electronic fund transfer program and you elect to make additional electronic fund transfer payments of $100 per month, or quarterly, semiannual or annual payment equivalents.

     .    Cannot exceed $1,000,000 without our approval.

     Additional Purchase Payments:

     . Must be at least $500; $100 if payments are made via our electronic fund transfer program.
     . Will not be accepted on or after the sooner of (i) the Policy anniversary following your 83rd birthday or (ii) your Annuity Starting Date.

     ALLOCATING YOUR PURCHASE PAYMENTS

     You must allocate your purchase payments to one or more of the variable investment or the fixed rate options. The allocations in your Policy application will be used for additional purchase payments until you change your allocation. If you do not specify any allocation, we will not accept your purchase payment.

     .    Allocations must be in whole percentages, and total 100%.
     . The minimum allocation amount is $500 (or $100 for electronic funds transfer amounts).
     . You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to payments received on or after the date we receive your Written Notice or authorized telephone transaction.
     . All purchase payments will be allocated pursuant to your instructions on record with us, except your initial purchase payment and any additional purchase payments received during your Policy's "right to examine" period may be subject to special requirements.
     . We will allocate your initial purchase payment to your selected Subaccounts on the date of issue of the Policy.

[_]  ACCUMULATION VALUE

     On your Policy's date of issue, the Accumulation Value equals the initial purchase payment. On any Business Day thereafter, the Accumulation Value equals the sum of the Policy's values in the Variable Account and the fixed rate options. The Policy's Accumulation Value is expected to change from day to day, reflecting the expenses and investment experience of the selected investment portfolios (and interest earned in the fixed rate options) as well as the Policy's deductions for charges.

     VARIABLE ACCOUNT VALUE

     The Policy's value in the Variable Account equals the sum of the Policy's Accumulation Values for each Subaccount. The Accumulation Value for each Subaccount equals:

          (a) the current number of Accumulation Units in the Subaccount for the Policy; multiplied by
          (b)  the current Accumulation Unit value.

     A net purchase payment, withdrawal or transfer allocated to a Subaccount is converted into Accumulation Units by dividing the dollar amount by the Accumulation Unit value for the applicable Subaccount for the day during which the net purchase payment or transfer is allocated to or cancelled from the Subaccount. The Accumulation Unit value may increase or decrease from one day to the next.

     The Accumulation Unit value for a Subaccount on any Business Day is calculated as follows:

          (a) The net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; minus
          (b) the cumulative unpaid charge for the mortality and expense risk charge and administrative expense charge; minus
          (c) any applicable charge for federal and state income taxes, if any; the result divided by
          (d) the total number of Accumulation Units held in the Subaccount on that date, before the purchase or redemption of any Accumulation Units on that day.

     Positive investment experience of the applicable portfolio will increase the Accumulation Unit values and negative investment experience will decrease the Accumulation Unit values. Expenses and deductions will have a negative effect on unit values.

     FIXED ACCOUNT VALUE

     The Accumulation Value of the fixed account on any Business Day equals:

          (a) the accumulation value at the end of the preceding Business Day; plus
          (b) any net purchase payments credited since the end of the previous Business Day; plus
          (c) any transfers from the Subaccounts credited to the fixed account since the end of the previous Business Day; minus
          (d) any transfers from the fixed account to the Subaccounts since the end of the previous Business Day; minus
          (e) any partial withdrawal and withdrawal charge taken from the fixed account since the end of the previous Business Day; plus
          (f)  interest credited on the fixed account balance.

     SYSTEMATIC TRANSFER ACCOUNT VALUE

     The Accumulation Value of the systematic transfer account on any Business Day equals:

          (a)  the value at the end of the previous Business Day; plus
          (b) any purchase payments credited since the preceding Business Day; minus
          (c) any partial withdrawal, withdrawal charge and expenses taken from the systematic transfer account since the end of the preceding Business Day; minus
          (d) transfers from the systematic transfer account to the Subaccounts since the end of the preceding Business Day; plus
          (e)  interest credited on the systematic transfer account balance.

[_]  TELEPHONE TRANSACTIONS

     TELEPHONE TRANSACTIONS PERMITTED

     .    Transfers.
     .    Partial withdrawals of $10,000 or less by you.
     .    Change of purchase payment allocations.

     TELEPHONE TRANSACTION RULES:

     . Only you may elect. Do so on the Policy application or by prior Written Notice to us.
     . Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next Business Day.
     .    Will be recorded for your protection.
     . For security, you must provide your Social Security number and/or other identification information.
     .    May be discontinued at any time as to some or all Owners.
     . For any transaction that would reduce or impair the death benefit, consent from any irrevocable beneficiary is required.

     We are not liable for following telephone transaction instructions we reasonably believe to be genuine. Any Owner individually can make telephone transactions, even if there are joint Owners.

[_]  DEATH OF ANNUITANT

     If the Annuitant is an Owner or joint Owner, the death of the Annuitant will be treated as the death of an Owner.


     If the Annuitant is not an Owner, and the Annuitant dies before the Annuity Starting Date, you may name a new Annuitant if such Owner is not a corporation or other non-individual or if such Owner is the Trustee of an Internal Revenue Code Section 401(a) retirement plan. If you do not name a new Annuitant, you will become the Annuitant.

     If the Annuitant is not an Owner and the Annuitant dies on or after the Annuity Starting Date, we will pay you any remaining guaranteed annuity payments.

[_]  DELAY OF PAYMENTS

     We will usually pay any amounts from the Variable Account requested as a partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payments of partial withdrawals or a cash surrender from the fixed account for up to six months from the date we receive your Written Notice. We reserve the right to delay payments of partial withdrawals or a cash surrender from both the Variable Account and the fixed account until all of your purchase payment checks have been honored by your bank.

[_]  MINOR OWNER OR BENEFICIARY


     A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary payments to the minor's trustee or guardian. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.


[_]  POLICY TERMINATION


     We may cancel your Policy upon 60 days' notice to you if the Accumulation Value falls below $500. This cancellation would be a full surrender of the Policy. Upon Policy termination, a withdrawal charge may apply.

EXPENSES


     The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. These charges and fees will reduce the value of your Policy and the return on your investment. Each Series Fund also deducts expenses from each portfolio; those expenses are described in each investment portfolio prospectus.


[_]  WITHDRAWAL CHARGE

          Years Since Receipt of Purchase Payment     1     2      3      4     5      6      7     8+

          Applicable Withdrawal Charge Percentage     7%    6%     5%     4%    3%     2%     1%    0%

     We determine the amount of the withdrawal charge by multiplying the amount of each purchase payment withdrawn by the applicable withdrawal charge percentages. The oldest purchase payment is considered to be withdrawn first; the next oldest purchase payment is considered to be withdrawn next, and so on (this is a "first-in, first-out" procedure). All purchase payments are deemed to be withdrawn before any earnings.

     We will deduct a withdrawal charge, expressed as a percentage of any purchase payment surrendered or withdrawn, upon a full surrender or partial withdrawal, except as provided below. A withdrawal charge may also be deducted on the Annuity Starting Date from amounts applied to provide annuity payments. This charge partially covers our distribution expenses, including commissions and other promotional expenses. The withdrawal charge percentage varies depending upon the number of years elapsed since the date the purchase payment was made. The amount of a partial withdrawal you request plus the withdrawal charge is deducted from the Accumulation Value on the date we receive your withdrawal request. Partial withdrawals (including any charge) are deducted from the Subaccounts and the fixed account and the systematic transfer account on a pro rata basis, unless you instruct us otherwise.

     The withdrawal charge will not apply:

     (a)  to a death benefit paid under the Policy;
     (b) to any amounts available for withdrawal under the Free Partial Withdrawal provision below;
     (c)  when a withdrawal charge waiver is available, as described below;
     (d) to a qualified plan required minimum distribution amount which is based solely on the Accumulation Value of this Policy; or
     (e) for qualified plans, to amounts you paid in excess of the allowable tax deduction that we refund to you.

     The withdrawal charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the mortality and expense risk charge (described below).

     FREE PARTIAL WITHDRAWALS

     Each Policy Year, you can withdraw up to 15% of Accumulation Value without incurring a withdrawal charge. This "free withdrawal amount" is based on the Accumulation Value at the time of the first withdrawal each Policy Year. Additional limits apply to withdrawals from the fixed account. A withdrawal charge is not applied on the Annuity Starting Date if you apply the Accumulation Value after the second Policy Anniversary to provide lifetime annuity payments under payout option 4 (but it does apply to proceeds placed under any other payout options).

     WITHDRAWAL CHARGE WAIVERS

     We will waive the withdrawal charge upon partial withdrawals and surrenders while you are permanently totally disabled. Totally disabled means you are unable to work at any job for renumeration or profit for which you have been trained and the disability has continued for at least six months. We may require proof of such disability. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense.

     The disability waiver is not available if any Owner is age 65 or older on the date of withdrawal.

[_]  MORTALITY AND EXPENSE RISK CHARGE


     We impose a daily charge to compensate us for the mortality and expense risks we have under the Policy. This charge is equal to an annual rate of 1.00% of the value of the Policy's net assets in the Variable Account, and will not increase. This charge is reflected in the Accumulation Unit values for each Subaccount.



          1.00% annual rate, deducted daily from the Policy's net assets in the Variable Account.


     Our mortality risk arises from our obligation to make annuity payments and to pay death benefits prior to the Annuity Starting Date. The mortality risk we assume is that Annuitants will live longer than we project, so our cost in making annuity payments will be higher than projected. However, an Annuitant's own longevity, or improvement in general life expectancy, will not affect the periodic annuity payments we pay under your Policy.

     Our expense risk is that our costs to administer your Policy will exceed the amount we collect through administrative charges.

     If the mortality and expense risk charge does not cover our costs, we bear the loss, not you. If the charge exceeds our costs, the excess is profit to us. We expect a profit from this charge. If the withdrawal charge does not cover our Policy distribution costs, the deficiency is met from our general corporate assets, which may include amounts, if any, derived from this mortality and expense risk charge.

[_]  ADMINISTRATIVE CHARGES

     These charges help cover our cost to administer your Policy and will not increase.

          Policy Fee     $30 deducted annually for each Policy with Accumulation
                         Value of $50,000 or less. The Policy fee will not be deducted from any Policy with Accumulation Value of more than $50,000.

          Administrative 0.20% annual rate, deducted daily from the net assets Expense Charge of each Subaccount.

     We deduct a Policy Fee of $30 from your Policy's value in the Variable Account on the last Business Day of each Policy Year prior to the Annuity Starting Date (and upon a complete surrender). This fee is levied by canceling Accumulation Units. The Policy fee is deducted from each Subaccount in the same proportion that the value in each Subaccount bears to the total value in the Variable Account. This fee is waived if your Policy's Accumulation Value exceeds $50,000 on the last Business Day of the applicable Policy Year. This fee is also waived for employees of ours or our affiliated Mutual of Omaha Companies.

     We also deduct a daily charge to compensate us for the expenses that we incur to administer your Policy. This administrative expense charge is equal to an annual rate of 0.20% of the value of the Policy's assets in the Variable Account and will not increase. This charge is reflected in the Accumulation Unit values for each Subaccount. The administrative expense charge is deducted from each Subaccount in the same proportion that the value in each Subaccount bears to the total value in the Variable Account.

[_]  TRANSFER FEE


     The first 12 transfers from Subaccounts are free. A transfer fee of $10 may be imposed for any transfer in excess of 12 per Policy Year. The transfer fee is deducted from the amount transferred on the date of the transfer. There is no fee for transfers from the fixed account, but only one transfer from the fixed account can be made per Policy Year (unless you have elected the dollar cost averaging program). Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. Dollar cost averaging, the STEP program, asset allocation and rebalancing program transfers do not count toward the 12 free transfers. See the sections of this Prospectus describing those programs for the rules of each program.


          $10 per Subaccount transfer after 12 free transfers each Policy Year.

[_]  TAXES

     No charges are currently made for taxes. We reserve the right to levy charges in the future for taxes or other economic burdens resulting from taxes that we determine are properly attributable to the Variable Account.

          Currently, NONE.

[_]  OTHER EXPENSES; INVESTMENT ADVISORY FEES


     Each investment portfolio is responsible for its own expenses. The net asset value per share for each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each investment portfolio's prospectus which accompanies this Prospectus. These charges could be higher or lower in the future.


          See the INTRODUCTION AND SUMMARY section and each Series Fund's prospectus.

POLICY DISTRIBUTIONS

     There are several ways to take all or part of your investment out of your Policy, both before and after the Annuity Starting Date. Taxes, tax penalties and withdrawal charges may apply to amounts taken out of your Policy before the Annuity Starting Date. Your Policy also provides several kinds of death benefits that may be paid upon your death prior to the Annuity Starting Date. All or part of a death benefit may be taxable.

[_]  WITHDRAWALS


     You may withdraw all or part of your Policy's Cash Surrender Value prior to the Annuity Starting Date. Amounts withdrawn, except for "free" partial withdrawals described below, are subject to a withdrawal charge. Following a full surrender of the Policy, or at any time the Accumulation Value is zero, all your rights in the Policy end. Surrender requires you to return your Policy to us.


          Withdrawals may be subject to:
               .  Income Tax
               .  Penalty Tax
               .  Withdrawal Charge

     FREE PARTIAL WITHDRAWALS

     Each Policy Year you may withdraw up to 15% of your Policy's Accumulation Value, calculated as of the date of the first withdrawal that year, without deduction of a withdrawal charge (additional limits apply to withdrawals from the fixed account). The 15% amount is determined when the first withdrawal is made during the applicable year; additional purchase payments contributed later in that Policy Year or on the date of your request are not included in determining the 15% amount.

     SYSTEMATIC WITHDRAWAL PLAN

     The systematic withdrawal plan allows you to automatically withdraw payments of a predetermined dollar amount or fixed percentage of Accumulation Value from a specified investment option monthly, quarterly, semiannually or annually. Although this plan closely resembles annuity payments, each distribution is a withdrawal that may be taxable and subject to the charges and expenses described above; you may wish to consult a tax adviser before requesting this plan.

     WITHDRAWAL RULES:

     . Withdrawals must be by Written Notice or authorized telephone transaction. The "Request for Systematic Withdrawal Plan" form must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is received by us.
     . Withdrawals are made first from Policy earnings, then as a return of purchase payments.
     . Minimum withdrawal is $500 from any investment option ($100 for the systematic withdrawal plan).
     . Any partial withdrawal must leave an Accumulation Value of at least $500. If less than $500 remains in an investment option, we will treat your withdrawal request as a full withdrawal of that investment option.
     . No more than a pro rata amount (or 10% of the fixed account, whichever is less) may be withdrawn from the fixed account or systematic transfer account for any partial withdrawal. Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be completed in less time than originally anticipated. Only one withdrawal per year is allowed out of the fixed account.
     . Withdrawals result in cancellation of Accumulation Units from each applicable Subaccount and deduction of Accumulation Value from the fixed rate options in the ratio that the value of each such investment option bears to the Policy's total Accumulation Value (i.e., pro rata from each applicable investment option). If you do not specify which investment option(s) to take the withdrawal from, it will be taken from each investment option in the proportion that the Accumulation Value in each investment option bears to the Policy's total Accumulation Value.
     . Because a withdrawal charge may apply to withdrawals, and because you bear the investment risk for all amounts you allocate to the Variable Account, the total amount paid to you upon total surrender of the Policy (taking any prior partial withdrawals into account) may be less than the total purchase payments made.
     . Unless you give us Written Notice to not withhold taxes from a withdrawal, we must withhold 10% of the amount withdrawn to be paid as a federal tax.
     . Withdrawals may be restricted or prohibited for certain qualified policies.

[_]  ANNUITY PAYMENTS

     A primary function of an annuity contract, like this Policy, is to provide annuity payments to the payee(s) that you name. The level of annuity payments is determined by your Policy Accumulation Value, the Annuitant's sex (except where prohibited by law) and age, and the annuity payout option selected.

          Annuity payments:
             .  may be fixed or variable;
             . may be subject to a withdrawal charge if made within 2 years of the last purchase payment.
             .  may be taxable, and if premature, subject to a tax penalty.

     Annuity payments may be subject to a withdrawal charge. A withdrawal charge is not applied on the Annuity Starting Date if you apply the Accumulation Value after the second Policy anniversary to provide lifetime annuity payments under annuity payout option 4. However, the withdrawal charge may apply to Accumulation Value placed under other annuity payout options.

     Annuity payees must be individuals receiving payments on their own behalf, unless otherwise agreed to by us. Any annuity payout option is only effective once we acknowledge it. We may require initial and ongoing proof of the Owner's or Annuitant's age or survival. Unless you specify otherwise, the payee is the Annuitant.

     Fixed Annuity Payments. Fixed annuity payments are based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. We have sole discretion whether or not to pay a higher rate for payout options 1, 2, 3, or 6 (see below). Current immediate annuity rates for the same class of annuities are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). The guaranteed amounts are based on the 1983a mortality table, and an interest rate which is guaranteed to yield 3% on an annual basis. Current interest rates, and further information, may be obtained from us.

     Fixed annuity payments are available under all six annuity payout options. The amount of each fixed annuity payment is set and begins on the Annuity Starting Date, and does not change.

     Variable Annuity Payments. Variable annuity payments, other than the first, vary in amount depending upon the investment performance of the applicable Subaccounts.

     The first variable annuity payment amount is determined by applying the Annuity Purchase Value allocated to variable annuity payments to the annuity table applicable to the payout option chosen. The tables are determined from the 1983a mortality table with an assumed investment rate of 4%. If more than one Subaccount has been selected, the Annuity Purchase Value of each Subaccount is applied separately to the annuity table to determine the amount of the first annuity payment attributable to that particular Subaccount.

          "Annuity Purchase Value" is the Accumulation Value on the Annuity Starting Date reduced by any applicable withdrawal charge, annual Policy fee and income taxes and penalty tax.

     Subsequent annuity payment amounts (after the first) are the sum of: the number of Variable Annuity Units for each Subaccount as determined for the first annuity payment multiplied by the value of a Variable Annuity Unit for that Subaccount 10 days prior to the date the variable annuity payment is due. This amount may increase or decrease from month to month. The number of Variable Annuity Units for each Subaccount is calculated by dividing the dollar amount of the first payment attributable to that Subaccount by the annuity unit value as of the date the amount of the first payment is calculated.

     If the net investment return of a Subaccount for a payment period is equal to the pro rated portion of the assumed investment rate, the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period. To the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period.

     Only annuity payout options 2, 4 and 6 are available for variable annuity payments.

     ANNUITY STARTING DATE

     You select the Annuity Starting Date by completing an election form that you can request from us at any time. This date may not be any earlier than the second Policy anniversary. This date may be as late as the Annuitant's 90th birthday. Tax-qualified Policies may require an earlier Annuity Starting Date. You may change this date by sending Written Notice for our receipt at least 30 days before the then current Annuity Starting Date.

     TRANSFERS AFTER THE ANNUITY STARTING DATE

     After the Annuity Starting Date, you may transfer amounts applied to variable annuity payments from one Subaccount to another or to the fixed account. Transfers are based on the Variable Annuity Unit values for the Business Day during which we receive your transfer request. A designated number of Variable Annuity Units of the designated Subaccount(s) is exchanged for another Subaccount(s)' Variable Annuity Units, the value of which is such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the exchange.

          Only 4 transfers are allowed each Policy Year after the Annuity Starting Date.

     SELECTING AN ANNUITY PAYOUT OPTION

     You choose the annuity payout option by completing an election form that you can request from us at any time. You may change your selection during your life by sending Written Notice that we receive at least 30 days before the Annuity Starting Date. If no selection is made by then, annuity payments will be made under payout option 4 providing lifetime income with payments guaranteed for 10 years. We may pay your Policy proceeds in one sum if they are less than $2,000, or when the payout option chosen would result in periodic payments of less than $20.

          The longer the guaranteed or projected annuity payout option period, the lower the amount of each annuity payment.

     If you die before the Annuity Starting Date (and the Policy is in force), your Beneficiary may elect to receive the death benefit under one of the annuity payout options (unless applicable law or a settlement agreement dictates otherwise).

     ANNUITY PAYOUT OPTIONS


     Unless you elect a payout option with a guaranteed period or payment amount (described below), it is possible that only one annuity payment would be made under the annuity payout option if the Annuitant dies before the due date of the second annuity payment, only two annuity payments would be made if the Annuitant died before the due date of the third annuity payment, etc.


     Part or all of any annuity payment may be taxable as ordinary income. If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service. (Withholding is mandatory for certain tax-qualified Policies.)

     The following annuity payout options are currently available:

1) Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

3) Income for a Specified Period. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds, which include interest.

4) Lifetime Income. Proceeds are paid as monthly income during the Annuitant's life. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 1983a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable annuity payments, other than the first variable annuity payment, will vary in amount according to the investment performance of the applicable variable investment options.

     Guarantees available for the Lifetime Income Option.

          Guaranteed Period - An amount of monthly income is guaranteed for a specified number of years, and thereafter as long as the Annuitant lives.

          Guaranteed Amount - An amount of monthly income is guaranteed until the sum of the payments equal the proceeds placed under the option and as long after that as the Annuitant lives.

5)   Lump-Sum. Proceeds are paid in one sum.

6) Alternative Schedules. We may be able to accommodate making annuity payments under other options, including joint and survivor periods. Contact us for more information.

[_]  DEATH BENEFITS

     We will pay the death benefit after we receive necessary documentation of an Owner's death, or as soon thereafter as we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to an annuity payout option (including a lump-sum payment) to the extent allowed by applicable law (see "IRS Required Distributions," below) and any settlement agreement in effect at your death. If the Beneficiary does not make an annuity payout option election within 60 days of our receipt of Due Proof of Death regarding your death, we will issue a lump-sum payment to the Beneficiary.


     If an Owner of the Policy is a corporation, trust or other nonindividual, we treat the primary Annuitant as an Owner for purposes of determining payment of the death benefit. The "primary Annuitant" is that individual whose life affects the timing or the amount of the death benefit payout under the Policy.


          A death benefit is payable upon:
             .  the Policy currently is in force;
             .  receipt of Due Proof of Death of the first Owner to die;
             . election of an annuity payout option (or lump-sum payment); and . proof that such Owner died before annuity payments begin.

          "Due Proof of Death" is a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

     If the Annuitant is an Owner or joint Owner, the Annuitant's death is treated as an Owner's death.

     If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code Section 401(a) retirement plan. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.

     STANDARD DEATH BENEFIT


     If you or a joint Owner dies before the Annuity Starting Date (and the Policy is in force), the Policy will terminate, and we will pay a death benefit to your Beneficiary. If the Beneficiary is the surviving spouse of the Owner, the spouse may either receive the death benefit and the Policy will terminate, or the spouse can continue the Policy in force as the Owner. The death benefit equals the greater of:

     (1) your Policy's Accumulation Value (without deduction of a withdrawal charge) on the later of the Business Day on which we receive Due Proof of Death or an annuity payout option is elected; or

     (2)  the sum of net purchase payments reduced by partial withdrawals.

     If you or a joint Owner dies on or after the Annuity Starting Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid at least as rapidly as under the annuity payout option then in effect.

     BENEFICIARY

     When the Owner dies, we will pay any unpaid guaranteed payments to your beneficiary. Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.

     You may change your Beneficiary by sending Written Notice to us, unless the named Beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interests, they will share equally.

     If there are joint Owners, the surviving joint Owner will be deemed the Beneficiary, and the Beneficiary named in the Policy application or as subsequently changed will be deemed the contingent Beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent Beneficiary.

     If the Beneficiary is your surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner.

     If the named Beneficiary dies before you, then your estate is the Beneficiary until you name a new Beneficiary.

     IRS REQUIRED DISTRIBUTION

     Federal law requires that if your Policy is tax non-qualified and you die before the Annuity Starting Date, then the entire value of your Policy must be distributed within five years of your death. Therefore, any death benefit must be paid within five years after your death. The five-year rule does not apply to that portion of the proceeds which (a) is for the benefit of an individual Beneficiary; and (b) will be paid over the lifetime or the life expectancy of that Beneficiary as long as payments begin not later than one year after the date of your death. Special rules may apply to your surviving spouse. The Statement of Additional Information has a more detailed description of these rules. Other required distribution rules apply to tax-qualified Policies.


[_]  LUMP SUM PAYMENT

     In most cases, when a death benefit is paid in a lump sum, we will pay the death benefit by establishing an interest bearing account called the "TABS Access Account" for the Beneficiary, in the amount of the death benefit. We will send the Beneficiary a checkbook, and the Beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The TABS Access Account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other governmental agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the TABS Access Account.

FEDERAL TAX MATTERS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you take a distribution from the Policy. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a "Qualified Policy." If your annuity is independent of any formal retirement or pension plan, it is termed a "Nonqualified Policy." The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan.

[_]  TAXATION OF NONQUALIFIED POLICIES

     If a non-natural person (e.g., a corporation or a trust) owns a Nonqualified Policy, the taxpayer generally must include in income any increase in the excess of the Accumulation Value over the investment in the Policy (generally, the purchase payments paid for the Policy) during the taxable year. There are some exceptions to this rule and a prospective owner should discuss these with a tax adviser.

     The following discussion generally applies to Policies owned by natural persons.

..    Withdrawals. When a withdrawal from a Nonqualified Policy occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner's investment in the Policy (generally, the purchase payments paid for the Policy, reduced by any amount previously distributed from the Policy that was not subject to tax) at that time. In the case of a surrender under a Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Policy.

..    Penalty Tax on Certain Withdrawals. In the case of a distribution from a
Nonqualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

   .    made on or after the taxpayer reaches age 59 1/2;
   .    made on or after an Owner's death;
   .    attributable to the taxpayer's becoming disabled; or
   . made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Policy. You should consult a tax adviser with regard to exceptions from the penalty tax.

..    Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

..    Lump Sum Payments and Proceeds Held on Deposit. Annuity payment amounts that are received as a lump sum payment or held on deposit are taxed in the same manner as a surrender of the Policy. In addition, any interest credited to an amount held on deposit is taxed currently as ordinary income.

..    Taxation of Death Benefit Proceeds. Amounts may be distributed from the
Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Policy, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.


..    Tax Shelter Regulations. Prospective owners should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

..    Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.


..    Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of the Policy, the designation of an Annuitant, the selection of certain Annuity Starting Dates, or the exchange of the Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax adviser as to the tax consequences.

..    Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

..    Multiple Policies. All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

..    Further Information. We believe that the Policy qualifies as an annuity contract for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Policy."

[_]  TAXATION OF QUALIFIED POLICIES

     The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Policy may be subject to the terms of the retirement plan itself, regardless of the terms of the Policy. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Policy comply with the law. Also, you may wish to consult a tax and/or financial adviser regarding the use of the Policy within a qualified or other retirement plan, since the purchase of a Policy to fund a tax qualified retirement account does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees and asset allocation models that many retirement plans do not provide.

..    Individual Retirement Accounts (IRAs), as defined in Section 408 of the
Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of $3,000 or the amount of the owner's taxable compensation for the year. The contributions may be deductible in whole or in part, depending on the individual's adjusted gross income and whether the individual is an active participant in certain types of other retirement plans. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision in the Policy comports with IRA qualification requirements.

..    Roth IRAs, as described in Code Section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made
(1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

..    Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant, or both may result if the Policy is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Policy. The standard death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser.

..    Tax-Sheltered Annuities under Section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a policy that will provide an annuity for the employee's retirement. The Policy will only accept transfers from an existing tax-sheltered annuity contract, and will not accept direct payments of salary reduction contributions. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The standard death benefit could be characterized as an incidental benefit, the amount of which is limited in a tax-sheltered annuity.

..    Other Tax Issues. Qualified Policies have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

     Distributions from Qualified Policies generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Eligible rollover distributions" from Section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

[_]  POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

MISCELLANEOUS

[_]  DISTRIBUTOR OF THE POLICIES

     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha Nebraska 68175, is the principal underwriter of the Policies. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS enters into contracts with various broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and may also be licensed as insurance agents to sell variable annuities. MOIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Commissions paid to a distributor may be up to 7.5% of purchase payments. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policy that are not described under the Expenses section of the Prospectus.

[_]  SALES TO EMPLOYEES

     Certain distribution costs and other fees may be waived for Policies owned by employees of Companion and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived.

[_]  VOTING RIGHTS

     As required by law, we will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds pursuant to instructions received from persons having voting interests in the Series Funds. The Series Funds may not hold routine annual shareholder meetings.

     As a Policy Owner, you may have a voting interest in the Series Fund portfolios you are invested in. You will receive proxy material, reports, and other materials relating to each Series Fund in which you have voting interests.

[_]  DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

[_]  LEGAL PROCEEDINGS

     As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.


[_]  USA PATRIOT ACT NOTICE

     The USA Patriot Act requires financial institutions to notify their customers that the financial institution is required to collect information in order to verify the identity of the owner(s) of any policy or account. In order to satisfy our "Customer Identification Verification" obligation, we may require you to provide us with documents and information necessary to verify your identity. This verification process may include the use of third-party sources to verify the information provided to us.

[_]  PRIVACY NOTICE

     We are obligated by law to provide you with our privacy notice on an annual basis. Our current privacy notice appears on the succeeding four pages.

                                 MUTUAL OF OMAHA
                       PRIVACY NOTICE-PERSONAL INFORMATION

This Privacy Notice applies to the Personal Information of customers of the Mutual of Omaha companies. The companies include:
..    Mutual of Omaha Insurance Company
..    Mutual of Omaha Investor Services, Inc.
..    Mutual of Omaha Marketing Corporation
..    United of Omaha Life Insurance Company
..    United World Life Insurance Company
..    Companion Life Insurance Company
..    Exclusive Healthcare, Inc.
..    Omaha Property and Casualty Insurance Company
..    Mutual of Omaha Structured Settlement Company, Inc.
..    Mutual of Omaha Structured Settlement Company of New York, Inc.

This Notice applies to our current as well as former customers regardless of their state of residency unless otherwise specifically indicated in this Notice.

                        WHY YOU ARE RECEIVING THIS NOTICE

The federal Financial Services Modernization Act and state privacy laws require us to send you an annual Notice. This Notice describes how we collect, use, and protect the Personal Information you entrust to us. Depending on the type of products you have with us, you may also receive a privacy notice required by a federal law which relates to the privacy of your medical information. That notice is titled "Privacy Notice -- Medical Information". Except as permitted or required by law, and as described in the "Privacy Notice - Medical Information", we do not disclose your medical information.

                              PERSONAL INFORMATION

Personal Information means information that we collect about you such as name, address, Social Security number, income, marital status, employment and similar personal information.

                             INFORMATION WE COLLECT

In the normal course of business we may collect Personal Information about you from:
..    Applications or other forms we receive from you.
..    Your transactions with us, such as your payment history.
..    Your transactions with other companies.
..    Mutual of Omaha websites (such as that provided through online forms, site visitor data and online information collecting devices known as "cookies").
..    Other sources (such as motor vehicle reports, government agencies and medical information bureaus).
..    Consumer-reporting agencies.

                            YOUR PERSONAL INFORMATION

SHARING WITHIN MUTUAL OF OMAHA

The law allows us to share much of your Personal Information among the Mutual of Omaha companies for many uses including the marketing of our own products. We may do so without your prior authorization, and the law does not allow you to restrict the sharing. The type of information we share could include:
..    Your name.
..    Your income.
..    Your Social Security number.
..    Other identifying information you give us.
..    Your transactions with us, such as your payment history.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                               YOUR PRIVACY CHOICE

Note: If you have already instructed us to not share your Personal Information or information about your creditworthiness, it is not necessary to respond again. Your request will remain on file with us until you request a change.

Sharing With Third Parties: For All Customers Except Residents of Minnesota, New Mexico and Vermont

If you are a resident of any state except Minnesota, New Mexico or Vermont, we may share your Personal Information with third parties outside the Mutual of Omaha companies, such as banks and credit card companies. We do so to inform you about other products or services we or other companies offer that may interest you. We may also share your Personal Information with third parties that we contract with to perform functions on our behalf.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                              YOUR RIGHT TO CHOOSE

If you are a resident of any state except Minnesota, New Mexico and Vermont, you have the right to tell us to not share your Personal Information with third parties outside the Mutual of Omaha companies. Even if you tell us to not share your Personal Information with third parties, we may still disclose your Personal Information for those purposes that are required or permitted by law. For example:
..    To respond to a judicial process or government regulatory authority.
..    To process an insurance product or service that you request.
..    To maintain or service your account, such as paying a claim.
..    To allow third parties with whom we have contracted to perform insurance functions on our behalf.

If you tell us to not share your Personal Information with third parties outside Mutual of Omaha, that instruction will apply to all the products you have with Mutual of Omaha. If there are multiple owners of any insurance product or service, any one of you may request that we not share information on behalf of yourself and the other owners.

We will honor your instructions for as long as you are our customer and for as long thereafter as we keep information about you.

If you wish to tell us to not share your Personal Information with third parties outside Mutual of Omaha, please tell us by telephone at 1-800-522-6912.

Sharing With Third Parties: For Customers Who Are Residents of Minnesota, New Mexico and Vermont

If you are a resident of Minnesota, New Mexico or Vermont, the laws of these states prevent us from sharing Personal Information about you with third parties outside the Mutual of Omaha companies. Unless you authorize us to do so, we may not share certain of your Personal Information with third parties. Since the Mutual of Omaha companies do not share such information with third parties, we are not requesting your authorization.

Vermont law also requires us to inform our customers residing in Vermont of the methods by which you may exercise your right to authorize us to share your Personal Information with third parties. At such time as we might request your authorization, we will inform you of those methods.

However, even without your authorization, we may share your Personal Information with third parties in those circumstances where sharing is permitted or required by law. For example:
..    To respond to a judicial process or government regulatory authority.
..    To process an insurance product or service that you request.
..    To maintain or service your account, such as paying a claim.
..    To allow third parties with whom we have contracted to perform insurance functions on our behalf.

We do not sell names or other information about our Minnesota, New Mexico and Vermont customers to third parties for marketing purposes.

We do not share the medical information of our Minnesota, New Mexico or Vermont customers except to the extent we are required or permitted to under federal or state law.

Sharing of Certain Information About Your Creditworthiness: For All Customers Except Residents of Vermont

If you are a resident of any state except Vermont, we may share certain information about your creditworthiness among the Mutual of Omaha companies. We do so to make it easier to do business with us. It also lets us better match our products and services with your needs. For example, one of our insurance companies may share information with another of our insurance companies. Creditworthiness includes:

..    Your marital status.
..    Your income.
..    Your employment history.
..    Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services.

If you prefer us to not share this information, please tell us by telephone at 1-800-522-6912.

Sharing of Certain Information About Your Creditworthiness: For Customers Who Are Residents of Vermont

If you are a resident of Vermont and you have given us your written consent, we may share information about your creditworthiness among the Mutual of Omaha companies. We do so to simplify doing business with us and to better match our products and services to your needs. Creditworthiness includes:

..    Your marital status.
..    Your income.
..    Your employment history.
..    Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services.

We customarily request your written consent to the sharing of this information among our family of companies when you complete an application for one of our products or services. We will not share information about your creditworthiness without your prior written consent.

                         HOW WE PROTECT YOUR INFORMATION

We restrict access to your Personal Information. It is given only to the employees of Mutual of Omaha and others who need to know the information to provide our insurance or financial services to you.

We have physical, electronic and procedural safeguards in place to make sure your Personal Information is protected. These safeguards follow legal standards and established security standards and procedures.

                                 MUTUAL OF OMAHA
                            MONTANA PRIVACY ADDENDUM

The following additional information applies to residents of Montana.

                INFORMATION FROM INSURANCE-SUPPORT ORGANIZATIONS
Like most insurance companies, the Mutual of Omaha family of companies obtains personal information about applicants and policyholders from other organizations which are referred to as "insurance-support organizations".

These organizations furnish personal information about applicants and policyholders for use in a number of insurance transactions, such as underwriting and claims activity. These organizations may retain Personal Information about you and provide it to other persons or other companies.

                          YOUR RIGHTS UNDER MONTANA LAW
Under Montana law, you have the following rights regarding your Personal
Information:

Your Rights to Access Your Personal Information. Under Montana law, you have the right to access and obtain a copy of personal information which we have recorded about you. To exercise the right, you should:

..    Properly identify yourself with your full name and policy and/or account numbers.
..    Submit a written request to us for your personal information.
..    Generally describe the personal information you are requesting.

Within 30 days after the receipt of your request, we will inform you of the nature and substance of the personal information we have recorded about you. We may do so in writing, by telephone or other oral communication.

We will also provide a copy of your personal information to you within 30 days after the receipt of your request, as long as the information is reasonably locatable and retrievable by us.

We will also disclose to you the identity, if it was recorded, of those persons to whom we have disclosed your personal information in the 24-month period preceding the date of your request. In the unlikely event that the identity of the person to whom your personal information was disclosed was not recorded, we will provide you with a description of the types of persons to whom we normally disclose the type of personal information involved in your request.

We may charge you a nominal fee to provide you with copies of requested personal information. The fee will be calculated to allow us to recover our costs of providing the information to you.

Your Rights to Correct Your Personal Information. Montana law also gives you the right to correct, amend or delete personal information we may have recorded about you.

We will have 30 days after the receipt of such a request from you to act on it. Within that time, we will either take the action you request or notify you that we cannot do so. If we notify you that we cannot do so, we will:

..    Notify you in writing of our refusal to make the correction, amendment or deletion.
..    Give you the reasons for our refusal.
..    Inform you of your right to file a statement with the Montana Commissioner of Insurance about your disagreement with our action.

Disclosures of Your Medical Information. We are legally entitled in a limited number of circumstances to disclose medical information we may have about you. Under Montana law and upon written request to us, you are entitled to receive a record of disclosures of your medical records which we may make about you. If we do receive such a request from you, we will give you:

..    The name, address and institutional affiliation, if any, of each person receiving your medical information during the prior 3 years.
..    The date the person examined or received your medical information.
..    A description of the information disclosed, unless it would not be practical to provide such a description.

How to Exercise Your Rights. If you wish to exercise any of your rights under Montana law as provided for in this notice, please write to us at:

                              Mutual of Omaha
                              Attn. Privacy Notice
                              Mutual of Omaha Plaza
                              Omaha, NE 68175-0001

When you write to us, please provide us with your full name, complete address and your policy and/or account numbers.


          DO YOU HAVE QUESTIONS?

               If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at: COMPANION LIFE, Variable Product Services, P.O. Box 3664, Omaha, Nebraska 68103-0664. Telephone 1-800-494-0067.

STATEMENT OF ADDITIONAL INFORMATION

     You may obtain, at no cost, a Statement of Additional Information which contains more details concerning the disclosures in this Prospectus by contacting us. You may also access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

     Here is the table of contents to our Statement of Additional Information:


                             Contents                      Page(s)
          --------------------------------------------------------
          The Policy - General Provisions                     2
               Owner and Joint Owner
               Entire Contract
               Deferment of Payment and Transfers
               Incontestability
               Misstatement of Age or Sex
               Nonparticipating
               Assignment
               Evidence of Age or Survival
          --------------------------------------------------------
          Federal Tax Matters                                 3-4
               Tax Status of the Policy
               Taxation of Companion Life
          --------------------------------------------------------
          State Regulation of Companion                       4
          Administration
          Records and Reports
          Distribution of the Policies
          Custody of Assets
          --------------------------------------------------------
          Historical Performance Data                       5-11
               Money Market Yields
               Other Subaccount Yields
               Average Annual Total Returns
               Other Performance Information
          --------------------------------------------------------
          Other Information                                  12
          --------------------------------------------------------
          Financial Statements                               12

                       STATEMENT OF ADDITIONAL INFORMATION

                      ULTRANNUITY SERIES V VARIABLE ANNUITY

                Issued through: COMPANION LIFE SEPARATE ACCOUNT C

          Offered by: COMPANION LIFE INSURANCE COMPANY ("we, us, our")

                   303 Merrick Road, Lynbrook, New York 11563
            Service Office: P.O. Box 3664, Omaha, Nebraska 68108-0664


        This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Ultrannuity Series V Variable Annuity Policy (the "Policy"). You may obtain a copy of the Prospectus dated May 1, 2003 by calling 1-800-494-0067 or by writing to us at: Companion Life, Variable Product Services, P.O. Box 3664, Omaha, Nebraska 68103-0664. Terms used in the current Prospectus for the Policy have the same meaning in this Statement of Additional Information.


          This Statement of Additional Information is not a prospectus.
      You should read it only in conjunction with the prospectuses for the
                          Policy and the Series Funds.


Dated:  May 1, 2003



                                 CONTENTS                      PAGE(S)
               ----------------------------------------------------------
               The Policy - General Provisions                    2
                    Owner and Joint Owner
                    Entire Contract
                    Deferment of Payment and
                      Transfers
                    Incontestability
                    Misstatement of Age or Sex
                    Nonparticipating
                    Assignment
                    Evidence of Age or Survival

               Federal Tax Matters                               3-4
                    Tax Status of the Policy
                    Taxation of Companion Life

               State Regulation of Companion                      4

               Administration                                     4

               Records and Reports                                4

               Distribution of the Policies                       4

               Custody of Assets                                  4

               Historical Performance Data                       5-11
                    Money Market Yields
                    Other Subaccount Yields
                    Average Annual Total Returns
                    Other Performance Information

               Other Information                                  12

               Financial Statements                               12


        The following provides additional information about us and the Policy that may be of interest to you and is not addressed in the Prospectus.

                         THE POLICY - GENERAL PROVISIONS

OWNER AND JOINT OWNER

        While you are alive, only you may exercise the rights under the Policy. You may change the Owner of the Policy as described below under "Assignment." If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Annuitant is other than the Owner, the Annuitant has no rights under the Policy.

ENTIRE CONTRACT


        The entire contract is the Policy, as well as the data page, any riders, endorsements or amendments to the Policy and the signed application, a copy of which will be attached to the Policy. All statements made in the application are deemed representations and not warranties. No statement, unless it is in the application, will be used by us to contest the Policy or deny a claim.


        Any change of the Policy and any riders requires the consent of our authorized officer. No agent or registered representative has authority to change or waive any provision of the Policy.

        We reserve the right to amend the Policy to meet the requirements of, or take advantage of, the Internal Revenue Code, regulations or published rulings. You can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.

DEFERMENT OF PAYMENT AND TRANSFERS

        We will usually pay any amounts payable from the Variable Account as a result of a partial withdrawal or cash surrender within seven days after receiving Written Notice. We can postpone such payments or any transfers of amounts between Subaccounts or into the fixed account if:

                (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
                (b)     trading on the New York Stock Exchange is restricted;
                (c) an emergency exists as determined by the Securities Exchange Commission, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or
                (d) the Securities Exchange Commission permits delay for the protection of security holders.

        The applicable rules of the Securities Exchange Commission will govern as to whether the conditions in (c) or (d) exist.

        We may defer transfers, payment of partial withdrawals or a surrender from the fixed account for up to six months from the date we receive Written Notice.

        We reserve the right to delay partial withdrawals or cash surrenders from both the Variable Account and the fixed account until all of your purchase payment checks have been honored by your bank.

INCONTESTABILITY

        We will not contest the validity of the Policy after it has been in force during the lifetime of the Owner for two years from the date of its issue.

MISSTATEMENT OF AGE OR SEX

        We may require proof of the Annuitant's age before making any life annuity payment provided for by the Policy. If the Annuitant's age or sex has been misstated, the Annuity Starting Date and the monthly annuity payments will be determined using the correct age and sex.

        If a misstatement of age or sex results in monthly annuity payments that are too large, the overpayments will be deducted from future monthly annuity payments. If we have made payments that are too small, the underpayments will be added to the next payment. Adjustments for overpayments or underpayments will include 6% interest.

NONPARTICIPATING

        No dividends will be paid. Neither you nor the Beneficiary shares in our surplus earnings or profits.

ASSIGNMENT


        You may change the Owner of the Policy or pledge it as collateral by assigning it. No assignment is binding on us until we record and acknowledge it. We are not responsible for the validity or effect of any assignment. The rights of any payee will be subject to a collateral assignment.


        If the Beneficiary designation is irrevocable, the Owner may be changed or the Policy assigned only upon Written Notice signed by both you and the Beneficiary. On the Annuity Starting Date, you may select another payee, but you retain all rights of ownership unless you sign an absolute assignment of the Policy.

EVIDENCE OF AGE OR SURVIVAL

        We may require proof of the age or survival of any Owner, Annuitant or payee. No payment will be made until we receive such proof.

                               FEDERAL TAX MATTERS

TAX STATUS OF THE POLICY

        Diversification Requirements. Section 817(h) of the Internal Revenue Code (the "Code") provides that in order for a variable contract based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified." The Treasury regulations issued under Section 817(h) (Treas. Reg. Section 1.817-5) apply a diversification requirement to each of the Subaccounts of the Variable Account. The Variable Account, through the Series Funds and their portfolios, intends to comply with those diversification requirements. We and the Series Funds have entered into agreements regarding participation in the Series Funds that requires the Series Funds and their portfolios to comply with the Treasury regulations.

        Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

        The Owner's rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy values. These differences could result in you being treated as the Owner of a pro-rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in future regulations or rulings issued by the Treasury Department. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of a pro-rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

        Distribution Requirements. The Code also requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon your death. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if you die on or after the Annuity Starting Date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on your death. If you die before the Annuity Starting Date, the entire interest in your Policy must generally be distributed within five years after your death. This requirement can be satisfied if the entire interest in your Policy is used to purchase an immediate annuity under which payments will begin within one year of your death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is your surviving spouse, the Policy may be continued with your surviving spouse as the new Owner. The Policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policy satisfies all such Code requirements. The provisions contained in the Policy will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

TAXATION OF COMPANION LIFE

        We at present are taxed as a life insurance company under part I of Subchapter L of the Code. The Variable Account is treated as part of us and, accordingly, is not taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or related economic burdens are incurred by us with respect to the Variable Account, we may make a charge to the Variable Account.

                       STATE REGULATION OF COMPANION LIFE


        We are subject to New York law and to regulation by the New York Insurance Department. We file an annual statement with the New York Insurance Department covering our operation for the preceding year and our financial condition as of the end of such year. Regulation by the New York Insurance Department includes periodic examinations to determine our contract liabilities and reserves. Our books and accounts are subject to review by the New York Insurance Department at all times and a full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate.


                                 ADMINISTRATION

        We perform all administration for your Policy.

                               RECORDS AND REPORTS

        All our records and accounts relating to the Variable Account are maintained by us. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, we will mail to all Policy Owners at their last known address of record, at least annually, financial statements of the Variable Account and such other information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports required by applicable state and federal laws, rules, and regulations.

                          DISTRIBUTION OF THE POLICIES

        The Policies are offered to the public through agents and brokers licensed under the federal securities laws and state insurance laws. The offering of the Policies is continuous and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering of the Policies.


        Mutual of Omaha Investor Services, Inc. ("MOIS") is the principal underwriter of the Policies. The Policies will be distributed by MOIS through retail broker-dealers. Commissions payable to a broker-dealer will be up to 7.5% of purchase payments. For the fiscal year ended December 31, 2002, we paid $64,786 in total compensation to MOIS; of this amount MOIS retained $10,136 as concessions for its services as principal underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers. In 2001, these amounts were $103,329 and $101,721 respectively. In 2000, these amounts were $220,118 and $178,278 respectively. In 1999, these amounts were $207,081 and $179,092 respectively. In 1998, these amounts were $1,237,130 and $415,824 respectively.


                                CUSTODY OF ASSETS

        We hold the assets of each of the Subaccounts of the Variable Account. The assets of the Variable Account are segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Series Funds held by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by our fidelity bond, presently in the amount of $10 million, covering the acts of our officers and employees.

                           HISTORICAL PERFORMANCE DATA


        From time to time, we may disclose yields, total returns, and other performance data pertaining to the Subaccounts for a Policy. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.


        The yields and total returns of the Subaccounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yields and total returns for any given past period are not an indication or representation of future yields or rates of return. A Subaccount's actual yield and total return is affected by the types and quality of portfolio securities held by the portfolio and its operating expenses.

        Because of the charges and deductions imposed under a Policy, the yields and total returns for the Subaccounts will be lower than the yields and total returns for their respective portfolios. Yield calculations do not take into account the effect of any withdrawal charge that may be applicable under the Policy.

MONEY MARKET YIELDS


        From time to time, advertisements and sales literature may quote the current annualized yield of the money market Subaccount (Federated Prime Money Fund II portfolio) for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market portfolio or on its portfolio securities. As of 12/31/02, this current annualized yield is -0.16%.


        This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and excluding income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the money market Subaccount at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the annual Policy fee; (2) the administrative expense charge; and (3) the mortality and expense risk charge. The $30 annual Policy fee is reflected as an annual 0.10% charged daily, based on an average Accumulation Value of $30,000. Yield figures will not reflect the withdrawal charge.

        Because of the charges and deductions imposed under the Policy, the yield for the money market Subaccount will be lower than the yield for the money market portfolio.

        The Securities and Exchange Commission also permits us to disclose the effective yield of the money market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

        The current and effective yields on amounts held in the money market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the money market portfolio, the types of quality of portfolio securities held by the money market portfolio and the money market portfolio's operating expenses. Yield figures do not reflect the effect of any withdrawal charge that may be applicable to a Policy.

OTHER SUBACCOUNT YIELDS

        From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the money market Subaccount) for a Policy for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day or one-month period. Because the yield is annualized, the yield generated by a Subaccount during a 30-day or one-month period is assumed to be generated each period over a 12-month period.

        The yield is computed by: (a) dividing the net investment income of the portfolio attributable to the Subaccount Accumulation Units less Subaccount expenses for the period by the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of units outstanding for the period; (b) compounding that yield for a six-month period; and (c) multiplying that result by 2. Expenses attributable to the Subaccount include: (a) the annual Policy fee; (b) the administrative expense charge; and (c) the mortality and expense risk charge. The $30 annual Policy fee is reflected as an annual 0.10% charged daily in the yield calculation, based on an average Accumulation Value of $30,000. The 30-day or one-month yield is calculated according to the following formula:

             Yield = [2  {a-b + 1}[POWER OF 6] - 1]
                          ---
                          [   cd   ]
             Where:
             a = -- net income of the portfolio for the 30-day or one-month period attributable to the Subaccount's Accumulation Units.
             b = -- expenses of the Subaccount for the 30-day or one-month period.
             c = -- the average number of Accumulation Units outstanding.
             d = -- the Accumulation Unit value at the close of the last day in the 30-day or one-month period.

        Because of the charges and deductions imposed under the Policies, the yield for a Subaccount will be lower than the yield for the corresponding Series Fund portfolio.

        Yield calculations do not take into account the withdrawal charge under the Policy (a maximum of 7% of the purchase payments surrendered or withdrawn).

AVERAGE ANNUAL TOTAL RETURNS

        From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

        When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Until a Subaccount has been in operation for 10 years, we will always include quotes of average annual total return for the period measured from the date the subaccounts were first offered in the Policies. Average annual total returns for other periods of time may, from time to time, also be disclosed.

        Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. Average annual total returns will be calculated using Subaccount Accumulation Unit values which we calculate at the end of each Valuation Period based on the performance of the Subaccount's underlying portfolio, the deductions for (a) the annual Policy fee; (b) the administrative expense charge; and (c) the mortality and expense risk charge. The $30 annual Policy fee is reflected as an annual 0.10% charged daily in the calculation of average annual total returns, based on an anticipated average Accumulation Value of $30,000. The calculation also assumes surrender of the Policy at the end of the period for the return quotation. Standard total returns will therefore reflect a deduction of any applicable withdrawal charge. The total return will then be calculated according to the following formula:

                           P(1+TR) [POWER OF n] = ERV
        Where:
            P =     -- a hypothetical initial purchase payment of $1,000.
            TR =    -- the average annual total return.
            ERV =   -- the ending redeemable value (net of any applicable
                       withdrawal charge) of the hypothetical account at the end of the period.
            n =     -- the number of years in the period.

Performance Data. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding portfolios of the Series Funds. The Series Funds' performance in part reflects the Series Funds' expenses. See the prospectuses for the Series Funds.

        The yield of a Subaccount (except the money market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

        Such average annual total return information for the Subaccounts of Policies is as follows:

                       SUBACCOUNT
              AVERAGE ANNUAL TOTAL RETURN                    1 Year         5 Year          From
             (REFLECTS WITHDRAWAL CHARGES)                    Ended          Ended        Inception
             Subaccount (date of inception)                 12/31/02       12/31/02      To 12/31/02
----------------------------------------------------------------------------------------------------
Alger American Growth  (12/13/96)                               -40.19%         -1.90%          2.24%
Alger American Small Capitalization  (12/13/96)                 -33.44%        -10.95%         -7.41%
Federated Prime Money Fund II (12/13/96)                         -5.85%          2.33%          2.65%
Federated Fund for U.S. Govt. Securities II (12/13/96)            1.78%          4.98%          5.43%
Fidelity VIP Asset Manager: Growth (12/13/96)                   -22.76%         -3.35%          0.92%
Fidelity VIP Contrafund (12/13/96)                              -16.59%          1.91%          5.24%
Fidelity VIP Equity Income (12/13/96)                           -24.18%         -1.52%          2.88%
Fidelity VIP Index 500 (5/1/98)                                 -29.47%             -          -5.34%
Fidelity VIP Mid Cap (5/1/03)                                      N/A            N/A            N/A
MFS Capital Opportunities Series (5/1/98)                       -36.90%             -          -5.92%
MFS Emerging Growth Series (12/13/96)                           -40.96%         -5.34%         -1.20%
MFS High Income Series (12/13/96)                                -4.70%         -1.08%          1.19%
MFS Research Series (12/13/96)                                  -31.75%         -4.74%         -0.92%
MFS Strategic Income Series (12/13/96)                            1.14%          2.83%          2.04%
Pioneer Equity Income VCT (5/1/00)                              -23.28%             -          -7.71%
Pioneer Fund VCT (5/1/00)                                       -26.48%             -         -15.52%
Pioneer Growth Shares VCT (5/1/00)                              -42.27%             -         -26.82%
Pioneer Midcap Value VCT (5/1/98)                               -18.45%             -           0.14%
Pioneer Real Estate Shares VCT (5/1/98)                          -4.73%             -           1.44%
Pioneer Small Cap Value VCT (5/1/03)                               N/A            N/A            N/A
Scudder VIT (EAFE) Equity Index (5/1/00)                        -28.82%             -         -24.39%
Scudder VIT Small Cap Index (5/1/00)                            -27.81%             -          -9.98%
Scudder VLIF Global Discovery (5/1/98)                          -27.30%             -          -2.99%
Scudder VLIF Growth & Income (5/1/98)                           -30.62%             -          -9.93%
Scudder VLIF International (12/13/96)                           -25.59%         -6.07%         -3.65%
T. Rowe Price Equity Income (12/13/96)                          -20.36%          0.64%          4.82%
T. Rowe Price International Stock (12/13/96)                    -25.52%         -6.13%         -4.62%
T. Rowe Price Limited-Term Bond (12/13/96)                       -1.85%          4.44%          4.68%
T. Rowe Price New America Growth (12/13/96)                     -35.52%         -7.42%         -3.08%
T. Rowe Price Personal Strategy Balanced (12/13/96)             -15.05%          1.48%          3.99%
Van Kampen UIF Emerging Markets Equity (5/1/99)                 -16.14%             -          -7.53%
Van Kampen UIF Core Plus Fixed Income (5/1/99)                    0.06%             -           5.28%

Non-Standardized Performance Data. In addition to the version described above, total return performance information computed on different non-standard bases may be used in advertisements. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the withdrawal charge. Such non-standardized average annual total return information for the Subaccounts of Policies is as follows:


              SUBACCOUNT NON-STANDARDIZED
              AVERAGE ANNUAL TOTAL RETURN                    1 Year         5 Year          From
         (DOES NOT REFLECT WITHDRAWAL CHARGES)                Ended          Ended        Inception
             Subaccount (date of inception)                 12/31/02       12/31/02      To 12/31/02
----------------------------------------------------------------------------------------------------
Alger American Growth  (12/13/96)                               -33.89%         -1.35%          2.48%
Alger American Small Capitalization  (12/13/96)                 -27.20%        -10.10%         -6.97%
Federated Prime Money Fund II (12/13/96)                          0.10%          2.77%          2.88%
Federated Fund for U.S. Govt. Securities II (12/13/96)            7.65%          5.37%          5.63%
Fidelity VIP Asset Manager: Growth (12/13/96)                   -16.63%         -2.76%          1.18%
Fidelity VIP Contrafund (12/13/96)                              -10.53%          2.37%          5.44%
Fidelity VIP Equity Income (12/13/96)                           -18.04%         -0.98%          3.11%
Fidelity VIP Index 500 (5/1/98)                                 -23.28%             -          -4.66%
Fidelity VIP Mid Cap (5/1/03)                                      N/A            N/A            N/A
MFS Capital Opportunities Series (5/1/98)                       -30.63%             -          -5.22%
MFS Emerging Growth Series (12/13/96)                           -34.65%         -4.69%         -0.90%
MFS High Income Series (12/13/96)                                 1.24%         -0.55%          1.45%
MFS Research Series (12/13/96)                                  -25.54%         -4.11%         -0.63%
MFS Strategic Income Series (12/13/96)                            7.01%          3.27%          2.28%
Pioneer Equity Income VCT (5/1/00)                              -17.15%             -          -5.87%
Pioneer Fund VCT (5/1/00)                                       -20.32%             -         -13.34%
Pioneer Growth Shares VCT (5/1/00)                              -35.94%             -         -23.99%
Pioneer Midcap Value VCT (5/1/98)                               -12.37%             -           0.68%
Pioneer Real Estate Shares VCT (5/1/98)                           1.21%             -           1.95%
Pioneer Small Cap Value VCT (5/1/03)                               N/A            N/A            N/A
Scudder VIT (EAFE) Equity Index Fund (5/1/00)                   -22.63%             -         -21.72%
Scudder VIT Small Cap Index Fund (5/1/00)                       -21.63%             -          -8.05%
Scudder VLIF Global Discovery (5/1/98)                          -21.12%             -          -2.37%
Scudder VLIF Growth & Income (5/1/98)                           -24.42%             -          -9.09%
Scudder VLIF International (12/13/96)                           -19.44%         -5.39%         -3.31%
T. Rowe Price Equity Income (12/13/96)                          -14.26%          1.13%          5.03%
T. Rowe Price International Stock (12/13/96)                    -19.37%         -5.45%         -4.25%
T. Rowe Price Limited-Term Bond (12/13/96)                        4.06%          4.84%          4.89%
T. Rowe Price New America Growth (12/13/96)                     -29.27%         -6.70%         -2.74%
T. Rowe Price Personal Strategy Balanced (12/13/96)              -9.00%          1.95%          4.21%
Van Kampen UIF Emerging Markets Equity (5/1/99)                 -10.09%             -          -6.36%
Van Kampen UIF Core Plus Fixed Income (5/1/99)                    5.95%             -           6.04%


In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for Policies funded by the Subaccounts.

THE FIGURES ABOVE ARE AN INDICATION OF PAST, BUT NOT FUTURE, PERFORMANCE OF THE APPLICABLE SUBACCOUNTS AVAILABLE UNDER THE POLICY.

        Adjusted Historical Performance Data. We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Portfolios of the Series Funds, including such disclosure for periods prior to the dates the Subaccounts commenced operations. For periods prior to the date the Subaccount commenced operations, performance information for Policies will be calculated based on the performance of the Series Fund portfolios and the assumption that the Subaccounts were in existence on the later of (i) the inception of the Series Fund portfolios or (ii) the inception of United Separate Account C, with the level of Policy charges that were in effect at the inception of the Subaccounts (this is referred to as "adjusted historical" performance data). Such standardized but "adjusted historical" average annual total return information for the Subaccounts of Policies is as follows:



                    SUBACCOUNT
               "ADJUSTED HISTORICAL"                    Date of       1 Year       5 Years     10 Years      Since
         AVERAGE ANNUAL TOTAL RETURN TABLE            Inception of     Ended        Ended       Ended      Inception
           (REFLECTS WITHDRAWAL CHARGES)             Corresponding    12/31/02     12/31/02     12/31/02   to 12/31/02
                    Subaccount                        Portfolio/c/
----------------------------------------------------------------------------------------------------------------------
Alger American Growth                                     2/14/1994      -40.19%       -1.90%      -             6.01%
Alger American Small Capitalization                       2/14/1994      -33.44%      -10.95%      -            -1.13%
Federated Prime Money Fund II                            11/21/1994       -5.85%        2.33%      -             3.08%
Federated Fund for U.S. Govt. Securities II               3/28/1994        1.78%        4.98%      -             5.22%
Fidelity VIP Asset Manager: Growth                         1/3/1995      -22.76%       -3.35%      -             5.60%
Fidelity VIP Contrafund                                    1/3/1995      -16.59%        1.91%      -            10.83%
Fidelity VIP Equity Income                                2/14/1994      -24.18%       -1.52%      -             7.08%
Fidelity VIP Index 500                                    2/14/1994      -29.47%       -2.70%      -             7.29%
Fidelity VIP Mid Cap /d/                                 12/28/1998      -17.27%           -       -            13.24%
MFS Capital Opportunities Series                          8/14/1996      -36.90%       -2.48%      -             2.90%
MFS Emerging Growth Series                                7/24/1995      -40.96%       -5.34%      -             3.33%
MFS High Income Series                                    7/26/1995       -4.70%       -1.08%      -             3.15%
MFS Research Series                                       7/26/1995      -31.75%       -4.74%      -             3.35%
MFS Strategic Income Series                               6/14/1994        1.14%        2.83%      -             3.39%
Pioneer Equity Income VCT                                  3/1/1995      -23.28%        0.09%      -             8.63%
Pioneer Fund VCT                                         10/31/1997      -26.48%       -0.62%      -             0.52%
Pioneer Growth Shares VCT                                10/31/1997      -42.27%       -9.00%      -            -8.10%
Pioneer Midcap Value VCT                                   3/1/1995      -18.45%        2.12%      -             8.09%
Pioneer Real Estate Shares VCT                             3/1/1995       -4.73%        0.38%      -             8.79%
Pioneer Small Cap Value VCT/e/                            11/8/2001      -22.32%           -       -           -12.59%
Scudder VIT EAFE(R)Equity Index Fund                      8/22/1997      -28.82%       -7.19%      -            -7.82%
Scudder VIT Small Cap Index Fund                          8/22/1997      -27.81%       -3.61%      -            -2.36%
Scudder VS1 Global Discovery                               5/2/1997      -27.30%       -0.05%      -             2.73%
Scudder VS1 Growth & Income                                5/1/1997      -30.62%       -7.63%      -            -3.18%
Scudder VS1 International                                 2/14/1994      -25.59%       -6.07%      -            -0.54%
T. Rowe Price Equity Income                               3/31/1994      -20.36%        0.64%      -             9.66%
T. Rowe Price International Stock                         3/31/1994      -25.52%       -6.13%      -            -0.43%
T. Rowe Price Limited-Term Bond                           5/13/1994       -1.85%        4.44%      -             4.82%
T. Rowe Price New America Growth                          3/31/1994      -35.52%       -7.42%      -             4.70%
T. Rowe Price Personal Strategy Balanced                 12/30/1994      -15.05%        1.48%      -             7.90%
Van Kampen UIF Emerging Markets Equity                    10/1/1996      -16.14%       -7.12%      -            -5.84%
Van Kampen UIF Core Plus Fixed Income                      1/2/1997        0.06%        4.94%      -             5.66%

----------
/a/ The date of inception is that of Companion Separate Account C, 2/14/94, unless the underlying Series Fund's inception date follows that of the Separate Account.
/b/ The Fidelity Mid Cap portfolio includes an asset-based distribution fee (12b-1). The first offering of Fidelity Mid Cap shares was on January 12, 2000, at which time a 0.25% 12b-1 was imposed. Returns prior to that date do not include the asset-based fee, and returns listed would have been lower for each portfolio if the fee structure had been in place and reflected in performance.
/c/ The Pioneer Small Cap VCT portfolio available is the Class II shares and includes an asset-based distribution fee (12b-1). The VCT Portfolio Class II shares was first offered for sale on 5/1/2003. The returns prior to these dates are for the Class I shares and do not include the asset-based distribution fee. Returns from these dates forward track the results of the Class II shares. As a result, returns shown are higher than they would have been if the Class II shares were in existence for the same time period.

Non-standardized (i.e., assuming no withdrawal charge) but adjusted historical average annual total return information for the Subaccounts is as follows:


            SUBACCOUNT NON-STANDARDIZED
               "ADJUSTED HISTORICAL"                    Date of        1 Year       5 Years     10 Years      Since
         AVERAGE ANNUAL TOTAL RETURN TABLE            Inception of      Ended        Ended       Ended      Inception
       (DOES NOT REFLECT SURRENDER CHARGES)          Corresponding    12/31/02     12/31/02     12/31/02   to 12/31/02
                    Subaccount                       Portfolio/(a)/
----------------------------------------------------------------------------------------------------------------------
Alger American Growth                                     2/14/1994      -33.89%       -1.35%      -             6.01%
Alger American Small Capitalization                       2/14/1994      -27.20%      -10.10%      -            -1.13%
Federated Prime Money Fund II                            11/21/1994        0.10%        2.77%      -             3.08%
Federated Fund for U.S. Govt. Securities II               3/28/1994        7.65%        5.37%      -             5.22%
Fidelity VIP Asset Manager: Growth                         1/3/1995      -16.63%       -2.76%      -             5.60%
Fidelity VIP Contrafund                                    1/3/1995      -10.53%        2.37%      -            10.83%
Fidelity VIP Equity Income                                2/14/1994      -18.04%       -0.98%      -             7.08%
Fidelity VIP Index 500                                    2/14/1994      -23.28%       -2.13%      -             7.29%
Fidelity VIP Mid Cap /(b)/                               12/28/1998      -11.20%       -           -            13.63%
MFS Capital Opportunities Series                          8/14/1996      -30.63%       -1.92%      -             3.00%
MFS Emerging Growth Series                                7/24/1995      -34.65%       -4.69%      -             3.33%
MFS High Income Series                                    7/26/1995        1.24%       -0.55%      -             3.15%
MFS Research Series                                       7/26/1995      -25.54%       -4.11%      -             3.35%
MFS Strategic Income Series                               6/14/1994        7.01%        3.27%      -             3.39%
Pioneer Equity Income VCT                                  3/1/1995      -17.15%        0.59%      -             8.63%
Pioneer Fund VCT                                         10/31/1997      -20.32%       -0.11%      -             0.83%
Pioneer Growth Shares VCT                                10/31/1997      -35.94%       -8.23%      -            -7.61%
Pioneer Midcap Value VCT                                   3/1/1995      -12.37%        2.57%      -             8.09%
Pioneer Real Estate Shares VCT                             3/1/1995        1.21%        0.88%      -             8.79%
Pioneer Small Cap Value VCT/(c)/                          11/8/2001      -16.20%           -       -            -7.99%
Scudder VIT EAFE Equity Index Fund                        8/22/1997      -22.63%       -6.48%      -            -7.35%
Scudder VIT Small Cap Equity Index Fund                   8/22/1997      -21.63%       -3.02%      -            -2.01%
Scudder VS1 Global Discovery                               5/2/1997      -21.12%        0.45%      -             2.98%
Scudder VS1 Growth & Income                                5/1/1997      -24.42%       -6.91%      -            -2.82%
Scudder VS1 International                                 2/14/1994      -19.44%       -5.39%      -            -0.54%
T. Rowe Price Equity Income                               3/31/1994      -14.26%        1.13%      -             9.66%
T. Rowe Price International                               3/31/1994      -19.37%       -5.45%      -            -0.43%
T. Rowe Price Limited-Term Bond                           5/13/1994        4.06%        4.84%      -             4.82%
T. Rowe Price New America Growth                          3/31/1994      -29.27%       -6.70%      -             4.70%
T. Rowe Price Personal Strategy Balanced                 12/30/1994       -9.00%        1.95%      -             7.90%
Van Kampen UIF Emerging Markets Equity                    10/1/1996      -10.09%       -6.41%      -            -5.64%
Van Kampen UIF Core Plus Fixed Income                      1/2/1997        5.95%        5.33%      -             5.86%

/a/ The date of inception is that of Companion Separate Account C, 2/14/94, unless the underlying Series Fund's inception date follows that of the Separate Account.
/b/ The Fidelity Mid Cap portfolio includes an asset-based distribution fee (12b-1). The first offering of Fidelity Mid Cap shares was on January 12, 2000, at which time a 0.25% 12b-1 was imposed. Returns prior to that date do not include the asset-based fee, and returns listed would have been lower for each portfolio if the fee structure had been in place and reflected in performance.
/c/ The Pioneer Small Cap VCT portfolio available is the Class II shares and includes an asset-based distribution fee (12b-1). The VCT Portfolio Class II shares was first offered for sale on 5/1/2003. The returns prior to these dates are for the Class I shares and do not include the asset-based distribution fee. Returns from these dates forward track the results of the Class II shares. As a result, returns shown are higher than they would have been if the Class II shares were in existence for the same time period.

The figures above are not an Indication of present, past, or future performance of the applicable Subaccounts or of the actual portfolios available under the Policy.

        We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

                                CTR = (ERV/P) - 1

        Where:
           CTR =     -- The cumulative total return net of Subaccount recurring charges for the period.
           ERV =     -- The ending redeemable value of the hypothetical
                        investment at the end of the period.
            P =      -- A hypothetical initial purchase payment of $1,000.

OTHER PERFORMANCE INFORMATION

        The following is a partial list of those publications which may be cited in the Series Funds' advertising shareholder materials which contain articles describing investment results or other data relative to one or more of the Subaccounts. Other publications may also be cited.

Across the Board
Advertising Age
American Banker
Barron's
Best's Review
Broker World
Business Insurance
Business Month
Business Week
Changing Times
Consumer Reports
Economist
Financial Planning
Financial World
Forbes
Fortune, Inc.
Institutional Investor
Insurance Forum
Insurance Sales
Insurance Week
Journal of Accountancy
Journal of the American Society
 of CLU & ChFC
Journal of Commerce
Life Association News
Life Insurance Selling
Manager's Magazine
Market Facts
Money

                                OTHER INFORMATION

        A registration statement has been filed with the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, refer to the instruments filed with the SEC. They may be accessed on the SEC's Web site: http://www.sec.gov.

                              FINANCIAL STATEMENTS


        This Statement of Additional Information contains financial statements of the Subaccounts of Companion Life Separate Account C as of December 31, 2002 and for the years ended December 31, 2002 and 2001 which have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

        The statutory financial statements of Companion Life Insurance Company as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

        The financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in each of the Subaccounts of the Companion Life Separate Account C. The primary business address of Deloitte & Touche LLP is First National Tower, 1601 Dodge Street, Suite 3100, Omaha, Nebraska 68102.

COMPANION LIFE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF
UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS' REPORT
AS OF DECEMBER 31, 2002 AND 2001
AND FOR THE YEARS ENDED
DECEMBER 31, 2002, 2001 AND 2000

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Companion Life Insurance Company
Lynbrook, New York

We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of Companion Life Insurance Company (the "Company") (a wholly-owned subsidiary of United of Omaha Life Insurance Company) as of December 31, 2002 and 2001, and the related statutory statements of income, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York ("the Department"), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between statutory accounting practices and accounting principles generally accepted in the United States of America are described in Note 22.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Companion Life Insurance Company as of December 31, 2002 and 2001, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2002.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Companion Life Insurance Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, on the basis of accounting described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain accounting practices as a result of the adoption by the Department of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual-Version effective January 1, 2001 as modified and prescribed by the Insurance Department of the State of New York. Effective January 1, 2002, the Company changed accounting practices relating to deferred taxes as a result of amendments to prescribed practices adopted by the Department.

/s/ Deloitte & Touche LLP

March 14, 2003

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
AS OF DECEMBER 31,

                                                                                       2002                 2001
ADMITTED ASSETS
Cash and invested assets:
  Bonds                                                                         $     508,257,425     $     488,248,092
  Mortgage loans                                                                       11,747,891            11,611,355
  Policy loans                                                                          9,960,600             9,966,323
  Cash                                                                                 15,461,625            14,717,829
  Receivable for securities                                                             1,288,216               893,371
                                                                                -----------------     -----------------
     Total cash and invested assets                                                   546,715,757           525,436,970
Premiums deferred and uncollected                                                       7,949,542             5,787,729
Investment income due and accrued                                                       5,966,163             6,136,144
Receivable from parent and affiliates                                                     888,063             1,803,308
Net deferred tax assets                                                                 2,683,009                     0
Other assets                                                                            2,529,761             4,237,426
Separate accounts assets                                                               26,259,321            32,732,823
                                                                                -----------------     -----------------
     Total admitted assets                                                      $     592,991,616     $     576,134,400
                                                                                =================     =================

LIABILITIES
Policy reserves:
  Aggregate reserve for policies and contracts                                  $     369,010,483     $     353,139,214
  Policy and contract claims                                                            4,372,604             4,606,215
  Other                                                                                   207,496               177,010
                                                                                -----------------     -----------------
     Total policy reserves                                                            373,590,583           357,922,439
Interest maintenance reserve                                                              309,954                 5,653
Asset valuation reserve                                                                 2,186,061             3,467,096
General expenses and taxes due or accrued                                                 484,650             1,070,679
Funds held under reinsurance treaties - affiliate                                     110,531,483           105,538,273
Reinsurance in unauthorized companies                                                      16,652                43,177
Federal income taxes due or accrued                                                     1,139,000             1,431,000
Payable for securities                                                                          0             3,966,833
Payable to parent and affiliates                                                        1,454,736             1,630,507
Other liabilities                                                                       9,095,761             2,507,378
Separate accounts liabilities                                                          26,225,974            32,694,158
                                                                                -----------------     -----------------
     Total liabilities                                                                525,034,854           510,277,193
SURPLUS
Capital stock, $400 par value, 5,000 shares authorized and outstanding                  2,000,000             2,000,000
Gross paid-in and contributed surplus                                                  45,650,000            45,650,000
Special surplus and contingency reserve                                                   663,961               595,612
Unassigned Surplus                                                                     19,642,801            17,611,595
                                                                                -----------------     -----------------
     Total surplus                                                                     67,956,762            65,857,207
                                                                                -----------------     -----------------
     Total liabilities and surplus                                              $     592,991,616     $     576,134,400
                                                                                =================     =================

The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31,

                                                                            2002                  2001                  2000
Income
  Net premiums and annuity considerations                           $       58,632,489     $      49,809,418     $      45,869,255
  Other considerations and fund deposits                                       327,947               250,076             6,356,832
  Net investment income                                                     38,564,797            38,526,650            36,934,738
  Other income                                                               3,429,176             3,992,619             4,534,966
                                                                    ------------------     -----------------     -----------------

     Total income                                                          100,954,409            92,578,763            93,695,791
                                                                    ------------------     -----------------     -----------------
Benefits and expenses:
  Policyholder and beneficiary benefits                                     44,551,130            51,971,231            50,858,187
  Increase in reserves for policyholder and beneficiary
   benefits                                                                 15,521,066               393,591               141,140
  Commissions                                                                5,442,358             5,666,447             6,117,411
  Operating expenses                                                        22,150,130            20,068,714            20,924,087
  Net transfers to (from) separate accounts                                 (1,235,558)              265,813             3,006,051
                                                                    ------------------     -----------------     -----------------

     Total benefits and expenses                                            86,429,126            78,365,796            81,046,876
                                                                    ------------------     -----------------     -----------------
     Net gain from operations before federal income taxes
      and net realized capital losses                                       14,525,283            14,212,967            12,648,915

Federal income taxes                                                         5,961,960             4,592,242             5,000,964
                                                                    ------------------     -----------------     -----------------
     Net gain from operations before net realized
      capital losses                                                         8,563,323             9,620,725             7,647,951

Net realized capital losses                                                 (1,316,169)           (2,133,298)                    0
                                                                    ------------------     -----------------     -----------------
     Net income                                                     $        7,247,154     $       7,487,427     $       7,647,951
                                                                    ==================     =================     =================

The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31,

                                                                     2002              2001               2000
Capital stock:
   Balance at beginning and end of year                        $     2,000,000    $     2,000,000    $     2,000,000
                                                               ---------------    ---------------    ---------------
Gross paid-in and contributed surplus:
   Balance at beginning and end of year                             45,650,000         45,650,000         45,650,000
                                                               ---------------    ---------------    ---------------

Special surplus and contingency reserve:
   Balance at beginning of year                                        595,612            547,095            500,089
   Increase in group contingency life reserve                           68,349             48,517             47,006
                                                               ---------------    ---------------    ---------------

   Balance at end of year                                              663,961            595,612            547,095
                                                               ---------------    ---------------    ---------------

Unassigned surplus:
   Balance at beginning of year                                     17,611,595         16,039,834         15,187,762
   Net income                                                        7,247,154          7,487,427          7,647,951
   Dividends to  parent                                             (6,300,000)        (6,000,000)        (6,000,000)
   (Increase) decrease in:
      Net unrealized capital gains and losses
       (net of tax benefit of $958,976 and $0, in 2002
       and 2001, respectively)                                      (1,780,956)          (698,645)                 0
      Net deferred income tax                                        1,415,344                  0                  0
      Non-admitted assets                                           (1,396,524)            (6,824)           152,911
      Liability for reinsurance in unauthorized
       companies                                                        26,525             (7,914)             5,900
      Asset valuation reserve                                        1,281,035            580,295           (644,631)
   Contingency reserve                                                 (68,349)           (48,517)           (47,006)
   Other, net                                                                0                  0           (263,053)
   Cumulative effect of changes in accounting principles             1,606,977            265,939                  0
                                                               ---------------    ---------------    ---------------

   Balance at end of year                                           19,642,801         17,611,595         16,039,834
                                                               ---------------    ---------------    ---------------

Total surplus                                                  $    67,956,762    $    65,857,207    $    64,236,929
                                                               ===============    ===============    ===============

The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,

                                                                          2002               2001               2000
Cash from operations:
    Premiums, annuity considerations and other
     fund deposits                                                  $    57,278,810    $    48,792,766    $    49,552,273
    Net investment income                                                37,095,268         36,676,846         35,244,153
    Other income                                                          3,622,316          4,211,948          4,865,952
    Benefits                                                            (42,131,440)       (53,356,787)       (52,837,271)
    Commissions and general expenses                                    (21,639,624)       (19,521,108)       (19,641,289)
    Federal income taxes                                                 (6,405,964)        (4,787,213)        (3,882,116)
    Net transfers to separate accounts and interest on funds
     withheld                                                            (5,972,193)        (7,217,151)        (9,124,206)
                                                                    ---------------   ---------------    ---------------
        Net cash from operations                                         21,847,173          4,799,301          4,177,496
                                                                    ---------------    ---------------    ---------------

Cash used for investments:
    Proceeds from investments sold, redeemed or matured:
      Bonds                                                             105,057,630        100,622,587         86,249,527
      Mortgage loans                                                        502,551          3,150,378          2,881,945
      Other invested assets                                                (633,252)          (349,141)                 0
      Net gains (losses) on cash                                                  0                (19)                 3
    Tax on capital gains                                                    (28,446)           (78,133)           (80,017)
    Cost of investments acquired:
      Bonds                                                            (126,744,894)      (106,125,531)      (110,082,759)
      Mortgage loans                                                       (631,123)        (5,282,928)        (3,282,292)
      Other invested assets                                              (3,966,833)         3,966,833                  0
    Net decrease in policy loans                                              5,723            121,910             46,393
                                                                    ---------------    ---------------    ---------------
        Net cash used for investments                                   (26,438,644)        (3,974,044)       (24,267,200)
                                                                    ---------------    ---------------    ---------------

Cash from financing and other sources:
    Other cash provided                                                  13,412,871         15,382,264         26,498,861
    Other cash used                                                      (1,777,604)        (1,255,310)        (3,926,256)
    Dividends                                                            (6,300,000)        (6,000,000)        (6,000,000)
                                                                    ---------------    ---------------    ---------------
        Net cash from financing and other sources                         5,335,267          8,126,954         16,572,605
                                                                    ---------------    ---------------    ---------------

Net change in cash                                                          743,796          8,952,211         (3,517,099)

Cash:
    Beginning of year                                                    14,717,829          5,765,618          9,282,717
                                                                    ---------------    ---------------    ---------------

    End of year                                                     $    15,461,625    $    14,717,829    $     5,765,618
                                                                    ===============    ===============    ===============

The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 1
NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - Companion Life Insurance Company (the "Company"), domiciled in the State of New York, is a wholly-owned subsidiary of United of Omaha Life Insurance Company ("United of Omaha"), which is a wholly owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company, domiciled in the State of Nebraska. The Company has insurance licenses to operate in three states, New York, New Jersey and Connecticut. Individual annuity and life insurance products are sold primarily through a network of Mutual of Omaha career agents, direct mail, stockbrokers, financial planners and banks.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - The financial statements of Companion Life Insurance Company are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of New York ("the Department").

The Department has adopted the National Association of Insurance Commissioners' ("NAIC") statutory accounting practices ("NAIC SAP") as the basis of its statutory accounting practices, except that the state did not allow deferred tax assets (DTAs) and deferred tax liabilities (DTLs) that are required by NAIC SAP in 2001.

A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the Department impacting the Company's financial statements is shown below:

                                                 2001
Net Income, Department and NAIC SAP        $     7,487,427
                                           ---------------

Statutory Surplus, Department basis        $    65,857,207

State Prescribed Practices (surplus)
 DTAs/DTLs, net                                  1,606,977
                                           ---------------
          Statutory Surplus, NAIC SAP      $    67,464,184
                                           ===============

The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The most significant differences include:

     (a) Bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities.
     (b) Acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies.

     (c) Prior to January 1, 2002, a federal income tax provision was only on a current basis for statutory accounting, while under GAAP, a provision was also made for deferred taxes on temporary differences between the financial reporting and tax bases of assets and liabilities. Subsequent to January 1, 2002, the Department adopted a change in accounting principles that requires an amount be recorded for deferred taxes however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets.
     (d) Asset valuation reserves ("AVR") and interest maintenance reserves ("IMR") are established in the statutory financial statements.
     (e) Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by statutes, without consideration of withdrawals. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company's estimates of mortality, interest and withdrawals. The effect, if any, on reserves due to a change in reserve on account of a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gains from operations.
     (f) Comprehensive income and its components are not presented in the financial statements.
     (g) Changes in certain assets designated as "non-admitted" assets have been charged or credited to unassigned surplus.
     (h) Premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities.
     (i) Reinsurance recoverables on unpaid losses are reported as a reduction of policy benefit and other insurance reserves, while under GAAP, they are reported as an asset.

Use of Estimates - The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Material estimates susceptible to significant changes include reserves and deferred taxes.

INVESTMENTS
Bonds not backed by loans are stated at amortized cost using the scientific method; except for bonds that are in or near default which are stated at lower of amortized cost or fair value.

Loan-backed securities and structured securities are stated at amortized cost; except for loan-backed securities and structured securities that are in or near default which are stated at lower of amortized cost or fair value. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions are obtained from original term sheets and offer memorandums with updates obtained externally. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

Policy loans are carried at the aggregate unpaid balance.

Mortgage loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

Investment income is recorded when earned. Realized gains and losses on the sale of investments are determined on the specific identification basis. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt.

PREMIUMS AND RELATED COMMISSIONS
Premiums are recognized as income over the premium paying period of the policies. Annuity considerations are recognized as revenue when received. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred. For the years ended December 31, 2002 and 2001, consideration received on deposit-type funds, which did not contain any life contingencies, was recorded directly to the related liability. For the year ended December 31, 2000, considerations received on deposit-type funds totaling $96,285 was recorded as income in the statutory statements of income.

RESERVES FOR LIFE CONTINGENT PRODUCTS AND DEPOSIT-TYPE FUNDS
Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates (2.5% to 6.0%) and mortality (1941, 1958 and 1980 CSO tables) as prescribed by regulatory authorities. Annuity reserves are calculated using the Commissioners' Annuity Reserve Valuation Method ("CARVM") based primarily upon the 1937 Standardized Annuity Table with interest rates ranging from 2.5% to 3.5%, the 1971 Individual Annuity Mortality Table with interest rates ranging from 4.0% to 7.5%, or the 1983a Individual Annuity Mortality Table with interest rates ranging from 5.25% to 9.25%. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

For years ended December 31, 2002 and 2001, reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. For the year ended December 31, 2000, withdrawals of $142,120 to return funds to the contract holder were recorded as a benefit expense in the statutory statements of income. Tabular interest on deposit-type funds is calculated by formula as described in the annual statement instructions.

Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported and represent management's best estimate of the ultimate liability based upon an analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. Liabilities for losses are based on claim run-out experience or, in the case of potentially long-term claim run-outs, on expected claim continuance tables reflective of contractual limits of liability. Loss adjustment expenses are based on the relationship of claim administrative expenses to these claim liabilities.

ASSET VALUATION RESERVE (AVR) AND INTEREST MAINTENANCE RESERVE (IMR)
The Company established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest changes, are added or charged to the AVR.

The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

PROPERTY
The Company leases office space in Lynbrook, New York. The Company shares equipment and facilities with its parent, United of Omaha and its ultimate parent Mutual of Omaha and because of this relationship the Companies incur joint operating expenses subject to allocation. Management believes the method of allocating such expenses is fair and reasonable. The Company has direct ownership of a minimal amount of property and equipment related to its Lynbrook facility.

SEPARATE ACCOUNTS
The assets of the separate accounts shown in the statutory statements of admitted assets, liabilities and surplus are carried at fair value and consist primarily of mutual funds held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts. Premiums received from, and benefits paid to, separate account contract holders are reflected in the statutory statements of income, but are offset by transfers to and from the separate accounts, respectively. Net investment income and realized capital gains and losses on the separate accounts are reflected net of amounts credited to contract holders in the statutory statements of income. Mortality, policy administration and surrender charges to all separate accounts are included in income.

FAIR VALUES OF FINANCIAL INSTRUMENTS
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

          Cash - The carrying amounts for these instruments approximate their fair values.

          Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services and based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

          Loan-Backed Securities - The fair values of loan-backed securities are estimated using values obtained from external public prices when available and BondEdge Pricing Service.

          Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

          Policy Loans - The carrying values of policy loans approximates their fair value as they may be repaid at any time.

          Funds Left on Deposit - Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

          Separate Account Assets and Liabilities - The fair values of separate account assets are based upon quoted market prices. Separate account liabilities are carried at the fair value of the underlying assets.

CONCENTRATIONS OF CREDIT RISK
Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

VULNERABILITY DUE TO CERTAIN CONCENTRATIONS
The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products. The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Interest-Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

OTHER THAN TEMPORARY IMPAIRMENTS
The Company recognizes other than temporary impairments of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an other than temporary impairment is recognized, the bond is written down to fair value at the new cost basis, and the amount of the write down is recorded as a realized loss.

For loan-backed securities, other than temporary impairments are recognized when a revaluation based on new prepayment assumptions results in a negative yield. When an other than temporary impairment is recognized, the cost basis of the loan-backed security is written down to the undiscounted estimated future cash flows, and the amount of the write down is recorded as a realized loss.

The Company recognized $974,344 and $0 of other than temporary impairments of bonds during the years ended December 31, 2002 and 2001, respectively.

PENDING ACCOUNTING STANDARDS
In June 2002, the NAIC issued Statement of Statutory Accounting Principles No. 85, Claim Adjustment Expenses, Amendments to SSAP No. 55, Unpaid Claims, Losses and Loss Adjustment Expenses. This statement requires that claim adjustment expenses be subdivided into cost containment expenses and other claim adjustment expenses. This statement is effective for years ending on and after December 31, 2003. This statement is not expected to have an impact on the Company's statutory financial statements.

In May 2002, the NAIC issued Statement of Statutory Accounting Principles No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions. This statement is effective January 1, 2003. The Company does not engage in derivative transactions. This statement is not expected to have an impact on the Company's statutory financial statements.

In September 2002, the NAIC issued Statement of Statutory Accounting Principles No. 87, Capitalization Policy, An Amendment to SSAP Nos. 4, 19, 29, 73, 79 and
82. This statement requires that a written capitalization policy containing predefined thresholds for each asset class be established, and amounts less than the predefined threshold shall be expensed when purchased. This statement is not expected to have an impact on the Company's statutory financial statements.

NOTE 2
ACCOUNTING CHANGES

CHANGES IN ACCOUNTING PRINCIPLES
Accounting changes to adopt a new accounting principle to record deferred tax assets (DTAs) and deferred tax liabilities (DTLs) as adopted by the State of New York on January 1, 2002 and to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 as modified by the State of New York are reported as changes in accounting principles. The cumulative effect of the changes in accounting principles is reported as an adjustment to surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of this change, the Company reported changes of accounting principles, as an adjustment that increased surplus by $1,606,977 and $265,939 as of January 1, 2002 and 2001, respectively.

NOTE 3
INVESTMENTS

DEBT SECURITIES
The statement value, gross unrealized gains, gross unrealized losses and estimated fair values of the Company's investment securities were as follows:

                                              STATEMENT          GROSS              GROSS           ESTIMATED
                                                VALUE          UNREALIZED         UNREALIZED           FAIR
                                                                  GAINS             LOSSES            VALUE
AT DECEMBER 31, 2002:
U.S. Government                            $       214,998   $         3,160   $             0   $       218,158
Mortgage backed securities                      60,073,176         6,417,161               809        66,489,528
Special revenue                                  3,244,796            91,531           410,157         2,926,170
Industrial and miscellaneous                   340,419,536        26,467,042         1,845,099       365,041,479
Public utilities                                27,320,704         1,816,465            76,480        29,060,689
Collateralized mortgage obligations             76,984,215         4,249,913             6,253        81,227,875
                                           ---------------   ---------------   ---------------   ---------------

     Total                                 $   508,257,425   $    39,045,272   $     2,338,798   $   544,963,899
                                           ===============   ===============   ===============   ===============

                                              STATEMENT          GROSS              GROSS           ESTIMATED
                                                VALUE          UNREALIZED         UNREALIZED           FAIR
                                                                  GAINS             LOSSES            VALUE
AT DECEMBER 31, 2001:
U.S. Government                            $       214,992   $         9,480   $             0   $       224,472
Mortgage backed securities                      54,196,786         2,407,649           113,713        56,490,722
Special revenue                                  3,522,844           106,657                 0         3,629,501
Industrial and miscellaneous                   337,001,215        10,851,174         3,767,801       344,084,588
Public utilities                                32,568,063         1,195,465           270,723        33,492,805
Collateralized mortgage obligations             60,744,192         1,523,489            57,196        62,210,485
                                           ---------------   ---------------   ---------------   ---------------

     Total                                 $   488,248,092   $    16,093,914   $     4,209,433   $   500,132,573
                                           ===============   ===============   ===============   ===============

The statement value includes an unrealized loss adjustment of $2,992,579 and $491,054 related to bonds that were in or near default as of December 31, 2002 and 2001, respectively.

The statement value and estimated fair value of debt securities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                            STATEMENT         ESTIMATED
                                                                              VALUE          FAIR VALUE
Due in one year or less                                                  $    20,999,168   $    21,354,226
Due after one year through five years                                        112,120,778       119,640,417
Due after five years through ten years                                       157,082,475       170,436,845
Due after ten years                                                           80,997,613        85,815,008
Collateralized mortgage obligations and mortgage backed securities           137,057,391       147,717,403
                                                                         ---------------   ---------------
                                                                         $   508,257,425   $   544,963,899
                                                                         ===============   ===============

Proceeds from the sale of bonds were $10,848,733, $27,979,808 and $0 during 2002, 2001, and 2000, respectively. Realized gains from the sale of bonds were $515,565, $380,426 and $0 during the years ended December 31, 2002, 2001 and 2000, respectively. Realized losses from the sale of bonds were $0, $1,963,144 and $0 during the years ended December 31, 2002, 2001 and 2000, respectively.

MORTGAGE LOANS
The Company invests in mortgage loans collateralized principally by commercial real estate. During 2002, the maximum and minimum lending rates for mortgage loans were 8.00% and 3.68%, respectively. During 2002, the Company did not reduce interest rates on any outstanding mortgage loans.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 74%.

FAIR VALUE OF FINANCIAL INSTRUMENTS
The statement value and estimated fair value of the Company's investment securities were as follows:

                                                          2002                                2001

                                              STATEMENT         ESTIMATED          STATEMENT        ESTIMATED
                                                VALUE           FAIR VALUE           VALUE         FAIR VALUE
FINANCIAL ASSETS:
Bonds                                      $   508,257,425   $   544,963,899   $   488,248,092   $   500,132,573
Mortgage loans                                  11,747,891        12,276,691        11,611,355        11,894,806
Cash                                            15,461,625        15,461,625        14,717,829        14,717,829
Policy loans                                     9,960,600         9,960,600         9,966,323         9,966,323
Assets related to separate accounts             26,259,321        26,259,321        32,732,823        32,732,823

FINANCIAL LIABILITIES:
Liability for deposit-type contracts             1,254,343         1,127,008           904,140           822,460
Liabilities related to separate
 accounts                                       26,225,974        26,225,974        32,694,158        32,694,158

NOTE 4
INVESTMENT INCOME

Due and accrued income is excluded from investment income on bonds where collection of interest is uncertain. During the years ended December 31, 2002, 2001 and 2000 $100,134, $0 and $0, respectively, of bond income due and accrued was excluded from investment income.

NOTE 5
INCOME TAXES

The Company is included in a consolidated federal income tax return with the following affiliates: Mutual of Omaha Insurance Company; Omaha Indemnity Company; Omaha Property and Casualty Insurance Company; Exclusive Healthcare, Inc.; Mutual of Omaha of South Dakota & Community Health Plus HMO, Inc.; Mutual of Omaha Health Plans, Inc.; Ingenium Benefits, Inc.; Adjustment Services, Inc.; KFS Corporation; Kirkpatrick, Pettis, Smith, Polian Inc.; KP Capital Markets, Inc.; KPM Investment Management, Inc.; Kirkpatrick Pettis Trust Company; Mutual of Omaha Holdings, Inc.; Mutual of Omaha Investor Services, Inc.; Mutual of Omaha Marketing Corporation; innowave incorporated; Mutual of Omaha Structured Settlement Company; Mutual of Omaha Structured Settlement Company of New York, Inc.; United of Omaha Life Insurance Company; and United World Life Insurance Company.

Income taxes are allocated between the companies pursuant to a written agreement approved by the Board of Directors. Each company's provision of federal income tax expense is based on separate return calculations with credit for net operating losses and capital losses allowed only as each company would utilize such losses on a separate return basis. At December 31, 2002, the Company had no net operating loss nor capital loss carryovers.

Under federal income tax law prior to 1984, the Company was allowed certain special deductions that are accumulated in a memorandum tax account designated as the "policyholders' surplus account." Generally, this policyholders' surplus account will become subject to tax at the then current tax rates only if certain distributions are deemed to be paid out of the account or if the Company becomes subject to income tax other than as a "life insurance" company. Management believes that the chance that those conditions will exist is not likely. At December 31, 2002, the Company has accumulated $2,623,448 in its policyholders' surplus account. Deferred taxes have not been provided on this amount.

The Company's income tax returns have been examined by the Internal Revenue Service through 1997. Management believes the final resolution of all income tax issues for 1997 and prior years will not have a material impact on the Company's statutory financial statements.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

               2002                        $     6,157,639
               2001                              5,208,640
               2000                              4,798,443

The components of current income tax expense for the years ended December 31 are as follows:

                                                                                    2002              2001
Current year U.S. income tax expense                                          $     6,158,000    $     5,015,000
Prior year overaccrual of tax reserves                                                      0           (135,859)
Prior year tax expense                                                                (15,590)          (283,652)
                                                                              ---------------    ---------------
Total current income taxes incurred (including capital gains (losses))        $     6,142,410    $     4,595,489
                                                                              ===============    ===============

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31 are as follows:

                                                2002
Expected federal income tax expense        $     4,623,190
Investment income adjustments                      471,135
Net deferred acquisition costs                     490,446
Accrued expense deductions                         (88,797)
Other                                              662,026
                                           ---------------
Total statutory income taxes               $     6,158,000
                                           ===============

Federal taxes incurred                     $     5,961,960
Prior year tax expense                              15,590
Capital gains tax                                  180,450
                                           ---------------
Total statutory income taxes               $     6,158,000
                                           ===============

The components of net deferred tax assets and deferred tax liabilities at December 31, 2002, and January 1, 2002, are as follows:

                                                                           DECEMBER 31,        JANUARY 1,
                                                                               2002               2002
Total of all deferred tax assets (admitted and nonadmitted)              $    12,997,900    $    10,543,071
Total of all deferred tax liabilities                                            124,717             44,208
                                                                         ---------------    ---------------
Net deferred tax assets                                                  $    12,873,183    $    10,498,863
Total deferred tax assets nonadmitted in accordance with SSAP No.
 10, Income Taxes                                                            (10,190,174)        (8,891,886)
                                                                         ---------------    ---------------
Net admitted deferred tax assets                                         $     2,683,009    $     1,606,977
                                                                         ===============    ===============
Increase in deferred tax assets nonadmitted                              $    (1,298,288)
                                                                         ===============

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2002, and January 1, 2002, are as follows:

                                                            DECEMBER 31,        JANUARY 1,
                                                                2002               2002             CHANGE
DEFERRED TAX ASSETS
Policy reserves                                           $     4,683,172    $     4,098,904    $       584,268
Proxy DAC                                                       5,759,983          5,223,357            536,626
Expense accruals and other prepaid taxable income                 636,068            724,272            (88,204)
Nonadmitted assets                                              1,285,594            292,235            993,359
Bonds and other invested assets                                   548,622            (35,187)           583,809
Depreciable property                                                2,649             42,159            (39,510)
Other deferred taxable income                                      81,812            197,331           (115,519)
                                                          ---------------    ---------------    ---------------
Total deferred tax assets                                      12,997,900         10,543,071          2,454,829
Total nonadmitted deferred tax assets                         (10,190,174)        (8,891,886)        (1,298,288)
                                                          ---------------    ---------------    ---------------
Admitted deferred tax assets                                    2,807,726          1,651,185          1,156,541
                                                          ===============    ===============    ===============

DEFERRED TAX LIABILITIES
Expense accruals and other prepaid taxable income         $        (1,085)   $       (42,159)   $        41,074
Bonds and other invested assets                                  (118,339)                 0           (118,339)
Depreciable property                                               (5,293)            (2,049)            (3,244)
                                                          ---------------    ---------------    ---------------
Total deferred tax liabilities                            $      (124,717)   $       (44,208)   $       (80,509)
                                                          ===============    ===============    ===============

   Net admitted deferred tax assets                       $     2,683,009    $     1,606,977    $     1,076,032
                                                          ===============    ===============    ===============

The change in net deferred income taxes is comprised of the following:

                                                  DECEMBER 31,       JANUARY 1,
                                                     2002               2002              CHANGE
Total deferred tax assets                       $    12,997,900    $    10,543,071   $     2,454,829
Total deferred tax liabilities                          124,717             44,208            80,509
                                                ---------------    ---------------   ---------------
Net deferred tax assets                         $    12,873,183    $    10,498,863         2,374,320
                                                ===============   ================

Tax effect of unrealized gains (losses)                                                     (958,976)
                                                                                     ---------------
Change in net deferred income taxes                                                  $     1,415,344
                                                                                     ===============

NOTE 6
INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

RELATED PARTY TRANSACTIONS
At December 31, 2002, the Company reported a net $566,673 as amounts payable to parent and affiliates. Outstanding items are generally settled within 30 days.

The Company paid common stock dividends to United of Omaha, on March 12, 2002 and March 29, 2001 totaling $6,300,000 and $6,000,000, respectively.

The Company's investments in mortgage loans are held through joint participation with United of Omaha.

Mutual of Omaha and United of Omaha provide actuarial, data processing, consulting and various other services to the Company. Charges for these services amounted to approximately $5,758,000, $5,454,000 and $5,095,000 for 2002, 2001
and 2000, respectively. Management believes the method for allocating such expenses is fair and reasonable.

The Company cedes group and individual life insurance and individual annuity business to United of Omaha. The total amounts ceded by the Company relating to the treaties with United of Omaha were as follows:

AT DECEMBER 31,                                            2002              2001
   Amounts recoverable from reinsurance              $       191,493   $             0
                                                     ===============   ===============

   Policy and contract claims                        $     2,250,577   $       875,326
                                                     ===============   ===============

   Aggregate reserve for policies and contracts      $   107,440,272   $   103,980,018
                                                     ===============   ===============

   Funds held under reinsurance treaties             $   110,531,483   $   105,538,273
                                                     ===============   ===============

YEAR ENDED DECEMBER 31,                                    2002             2001               2000
   Premium considerations                            $     6,584,061   $    15,087,591   $    29,586,170
                                                     ===============   ===============   ===============

   Policyholder and beneficiary benefits             $     8,638,710   $     9,889,799   $     8,718,336
                                                     ===============   ===============   ===============

The Company also ceded group and individual accident and health insurance to Mutual of Omaha. The amounts ceded by the Company were as follows:

AT DECEMBER 31,                                               2002           2001
   Amount recoverable from reinsurers                     $          0   $          0
                                                          ============   ============

   Policy and contract claims                             $  1,143,443   $  2,669,550
                                                          ============   ============

   Aggregate reserve for policies and contracts           $     54,468   $  1,105,282
                                                          ============   ============

YEAR ENDED DECEMBER 31,                                       2002           2001           2000
    Premium considerations                                $  2,724,649   $  5,410,516   $  4,679,367
                                                          ============   ============   ============

    Policyholder and beneficiary benefits                 $  2,475,780   $  5,250,613   $  4,016,662
                                                          ============   ============   ============

NOTE 7
DEBT

The Company has a $25,000,000 revolving credit agreement with its parent, United of Omaha, which is primarily intended to facilitate the purchase of long-term investments. As of December 31, 2002 and 2001, there were no amounts outstanding under this revolving credit agreement.

NOTE 8
RETIREMENT PLANS, DEFERRED COMPENSATION AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company participates in three plans sponsored by its ultimate parent, Mutual of Omaha. These plans are a qualified, noncontributory defined benefit pension plan, a 401(k) profit sharing defined contribution plan and a post-retirement benefit plan that provides certain health care and life insurance benefits for retirees. The Company has no legal obligation for benefits under these plans. Mutual of Omaha allocates expense amounts for these plans to the Company based on salary ratios. The Company's share of net expense for these plans was as follows:

                                                        2002         2001          2000
Defined benefit pension plan                         $  159,084   $ (256,981)   $  168,411
401(k) profit sharing defined contribution plan          51,868       44,605        26,951
Post-retirement benefit plan                            115,194      101,700       105,875

Substantially all employees are eligible for the defined benefit pension plan and the 401(k) plans, while employees hired before 1995 may become eligible for the post-retirement benefit plan.

NOTE 9
CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

DIVIDEND RESTRICTIONS
Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities.

UNASSIGNED SURPLUS
The portion of unassigned surplus represented or (reduced) by each item below as of December 31, 2002, 2001 and 2000 is as follows:

                                                 2002               2001               2000
Unrealized losses                          $    (2,479,601)   $      (698,645)   $             0
Nonadmitted assets                             (10,424,722)        (9,028,198)        (9,021,374)
Reinsurance in unauthorized companies              (16,652)           (43,177)           (35,263)
Asset valuation reserve                         (2,186,061)        (3,467,096)        (4,047,391)
Separate account business                           33,347             38,665             42,491
Deferred tax assets                             12,873,183                  0                  0

NOTE 10
COMMITMENTS AND CONTINGENCIES

CONTINGENT COMMITMENTS
The Company had commitments to fund bond investments of $2,000,000 as of December 31, 2002. The Company has a securities lending program whereby securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying statutory statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions. The Company has securities loans to third parties of $13,903,000 and $4,732,000 as of December 31, 2002 and 2001, respectively.

GUARANTY FUND ASSESSMENTS
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company has estimated its costs related to past insolvencies and has recorded a liability of $8,905 and $9,128 for the years ended December 31, 2002 and 2001, respectively.

ALL OTHER CONTINGENCIES
Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position, result of operations, or cash flows.

Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

NOTE 11
LEASES

The Company leases property to house home office operations in Lynbrook, New York from 303 Merrick LLC, a New York limited liability company. The lease became effective April 1, 2001 and will terminate on March 31, 2006. The Company has a one-time option to renew, for a period of three years under the same terms and conditions, except the rent due shall be the then fair market value. Rental expense for 2002, 2001 and 2000 was $82,818, $90,109 and $128,932, respectively.

At December 31, 2002, the minimum aggregate rental commitments for the home office space were as follows:

              2003                         $        85,095
              2004                                  87,648
              2005                                  90,277
              2006                                  22,735
                                           ---------------

              Total                        $       285,755
                                           ===============

The Company leases office equipment under various non-cancelable leases that will expire April 2008. Rental expense for 2002, 2001 and 2000 was $10,683, $9,896 and $13,424, respectively.

At December 31, 2002, the minimum aggregate rental commitments were as follows:

              2003                         $         8,203
              2004                                   8,203
              2005                                   8,203
              2006                                   5,894
              2007                                   4,740
              2008                                   4,740
                                           ---------------

              Total                        $        39,983
                                           ===============

NOTE 12
DIRECT PREMIUMS WRITTEN

The Company's direct accident and health premium of $1,584,744, $2,532,168 and $2,920,316 was written by third party administrators (TPAs) during 2002, 2001 and 2000, respectively. No TPA wrote direct premium in excess of 5% of the Company's surplus during these periods.

NOTE 13
OTHER ITEMS

The Company incurred $993,000 in direct claims as a direct result of the September 11, 2001 events. $441,000 of this amount is reinsured with Company's parent, United of Omaha, and an additional $180,000 is reinsured with a non-affiliated company.

Securities with an amortized cost of $214,998 and $214,992 at December 31, 2002 and 2001, respectively, were on deposit with government agencies as required by the laws in various jurisdictions in which the Company conducts business.

NOTE 14
REINSURANCE

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

In the normal course of business, the Company assumes and cedes reinsurance. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

NOTE 15
RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION

The Company estimates accrued retrospectively rated premium adjustments for its group life insurance business based upon premium, claims (including IBNR), and expense experience for each retrospectively rated policy. This method results in the calculation of an asset or liability for each retrospectively rated policy.

The amount of net premiums earned by the Company that are subject to retrospective rating features was approximately $368,000, $915,000 and $800,000 during the years ended December 31, 2002, 2001 and 2000, respectively. These net premiums represent 33.9%, 89.1% and 82.7% of the total net premium for group business during the years ended December 31, 2002, 2001 and 2000, respectively. No other net premium written by the Company is subject to retrospective rating features.

NOTE 16
CHANGES IN INCURRED CLAIMS

                                    2002              2001             2000

Balance at January 1          $    3,068,926    $      927,030   $    2,262,491
Less reinsurance recoveries        2,741,758           812,894        2,000,890
                              --------------    --------------   --------------
Net balance at January 1      $      327,168    $      114,136   $      261,601

Incurred related to:
   Current year               $      396,735    $      547,511   $      465,283
   Prior year                        (94,841)           68,324            1,988
                              --------------    --------------   --------------
       Total incurred         $      301,894    $      615,835   $      467,271

Paid related to:
   Current year               $      323,793    $      280,938   $      383,003
   Prior year                        148,744           121,865          231,733
                              --------------    --------------   --------------
       Total paid             $      472,537    $      402,803   $      614,736

Net balance at December 31    $      156,525    $      327,168   $      114,136
Plus reinsurance recoveries        1,199,372         2,741,758          812,894
                              --------------    --------------   --------------

Balance at December 31        $    1,355,897    $    3,068,926   $      927,030
                              ==============    ==============   ==============

Net reserves for incurred losses and loss adjustment expenses attributable to insured events of prior years has decreased by $243,585 from $327,169 in 2001 to $83,584 in 2002 as a result of $148,744 of paid claim run-out and reestimation of unpaid losses on the Company's group accident and health business. This reserve change is generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

NOTE 17
RESERVES FOR LIFE CONTINGENT PRODUCTS AND DEPOSIT-TYPE FUNDS

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death for policies issued after January 1, 1981. Surrender values are not promised in excess of the legally computed reserves.

Additional premiums are charged for policies issued on occupational hazard and substandard lives according to underwriting classification. Extra premiums for occupation only are considered to cover a hazard which is either level or increases so slightly with advancing age of the insured that it is more than offset by the reducing net amount at risk. For that reason, an additional reserve of 50% of the gross modal extra premium is considered adequate.

At December 31, 2002, the Company had insurance in force with a face value of $ 256,215,026 for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York. Reserves to cover the above insurance totaled $2,249,661 at December 31, 2002.

NOTE 18
ANALYSIS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL
CHARACTERISTICS

AT DECEMBER 31, 2002
ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES:

                                                               AMOUNT          % OF TOTAL
                                                          ---------------      ----------
Subject to discretionary withdrawal:
  (1) With market value adjustment                        $       389,188           0.1%
  (2) At book value less current surrender
       charge of 5% or more                                    80,546,024          24.0%
  (3) At fair value                                            25,012,116           7.4%
                                                          ---------------      ----------
  (4) Total with adjustment or at market value                105,947,328          31.5%
  (5) At book value without adjustment
       (minimal or no charge)                                 215,778,100          64.2%

Not subject to discretionary withdrawal                        14,420,234           4.3%
                                                          ---------------      ----------

Total (gross)                                                 336,145,662         100.0%

Reinsurance ceded                                             100,360,168
                                                          ---------------

Total (net)                                               $   235,785,494
                                                          ===============

AT DECEMBER 31, 2001
ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES:

                                                              AMOUNT           % OF TOTAL
                                                          ---------------      ----------
Subject to discretionary withdrawal:
  (1) With market value adjustment                        $             0           0.0%
  (2) At book value less current surrender
       charge of 5% or more                                    92,439,098          27.1%
  (3) At fair value                                            31,401,965           9.2%
                                                          ---------------      ----------
  (4) Total with adjustment or at market value                123,841,063          36.3%
  (5) At book value without adjustment
       (minimal or no charge)                                 203,345,957          59.6%

Not subject to discretionary withdrawal                        13,743,785           4.1%
                                                          ---------------      ----------
Total (gross)                                                 340,930,805         100.0%

Reinsurance ceded                                              97,613,895
                                                          ---------------

Total (net)                                               $   243,316,910
                                                          ===============

The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the State of Nebraska, and is provided to reconcile annuity reserves and deposit-type contract funds to amounts reported in the statutory statements of admitted assets, liabilities and surplus as of December 31:

DECEMBER 31, 2002
LIFE AND ACCIDENT AND HEALTH ANNUAL STATEMENT:

                                                                    AMOUNT
                                                               ---------------
Exhibit 5, Annuities Section, Total (net)                      $   208,389,606
Exhibit 5, Supplementary Contracts with Life
Contingencies Section, Total (net)                                   1,129,428
Exhibit of Deposit-Type Contracts, Line 14, Column 1                 1,254,344
                                                               ---------------
                                                                   210,773,378

SEPARATE ACCOUNTS ANNUAL STATEMENT:
Exhibit 3, Line 0299999, Column 2                                   25,012,116
Exhibit 3, Line 0399999, Column 2                                            0
Page 3, Line 2, Column 3                                                     0
Page 3, Line 3.1, Column 3                                                   0
Page 3, Line 3.2, Column 3                                                   0
Page 3, Line 3.3, Column 3                                                   0
                                                               ---------------
                                                                    25,012,116
                                                               ---------------
Total                                                          $   235,785,494
                                                               ===============

DECEMBER 31, 2001
LIFE AND ACCIDENT AND HEALTH ANNUAL STATEMENT:

                                                                    AMOUNT
                                                               ---------------
Exhibit 8, Annuities Section, Total (net)                      $   210,693,349
Exhibit 8, Supplementary Contracts with Life
Contingencies Section, Total (net)                                     317,456
Exhibit of Deposit-Type Contracts, Line 14, Column 1                   904,140
                                                               ---------------
                                                                   211,914,945

SEPARATE ACCOUNTS ANNUAL STATEMENT:
Exhibit 6, Line 0299999, Column 2                                   31,401,965
Exhibit 6, Line 0399999, Column 2                                            0
Page 3, Line 2, Column 3                                                     0
Page 3, Line 3.1, Column 3                                                   0
Page 3, Line 3.2, Column 3                                                   0
Page 3, Line 3.3, Column 3                                                   0
                                                               ---------------
                                                                    31,401,965
                                                               ---------------
Total                                                          $   243,316,910
                                                               ===============

NOTE 19
PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, are as follows:

                                                2002                                  2001
                                 ----------------------------------    ---------------------------------
            TYPE                       GROSS        NET OF LOADING          GROSS        NET OF LOADING
(1) Industrial                   $             0    $             0    $             0   $             0
(2) Ordinary New Business              1,975,388            801,539          1,911,926           739,348
(3) Ordinary Renewal                   6,974,245          7,336,192          4,992,033         4,904,033
(4) Credit Life                                0                  0                  0                 0
(5) Group Life                          (188,189)          (188,189)           128,474           128,474
(6) Group Annuity                              0                  0                  0                 0
                                 ---------------    ---------------    ---------------   ---------------
(7) Total                        $     8,761,444    $     7,949,542    $     7,032,433   $     5,771,855
                                 ===============    ===============    ===============   ===============

NOTE 20
SEPARATE ACCOUNTS

Information regarding the separate accounts of the Company is as follows:

                                                                      NONINDEXED                     NONGUARANTEED
                                                                       GUARANTEE      NONINDEXED       SEPARATE
                                                        INDEXED         *** 4%       GUARANTEE**4%     ACCOUNTS           TOTAL
                                                     -------------   -------------   -------------   -------------    -------------
FOR THE YEAR ENDED DECEMBER 31, 2002:
Premiums, considerations or deposits                 $           0   $           0   $           0   $   2,078,352    $   2,078,352
                                                     =============   =============   =============   =============    =============
  AT DECEMBER 31, 2002
   RESERVES BY VALUATION BASIS:
      Market value                                   $           0   $           0   $           0   $  25,384,780    $  25,384,780
      Amortized cost                                             0               0               0               0                0
                                                     -------------   -------------   -------------   -------------    -------------
      Total reserves                                 $           0   $           0   $           0   $  25,384,780    $  25,384,780
                                                     =============   =============   =============   =============    =============

   RESERVES BY WITHDRAWAL CHARACTERISTIC:
   Subject to discretionary withdrawal:              $           0   $           0   $           0   $           0    $           0
   With market value adjustment                                  0               0               0               0                0

   At book value without market value
   Adjustment and  with current
   Surrender charge ****5%                                       0               0               0               0                0
   At market value                                               0               0               0      25,384,780       25,384,780
   At book value without market value
   Adjustment and with current surrender
   charge *5%                                                    0               0               0               0                0

  Not subject to discretionary withdrawal                        0               0               0               0                0
                                                     -------------   -------------   -------------   -------------    -------------
    Total                                            $           0   $           0   $           0   $  25,384,780    $  25,384,780
                                                     =============   =============   =============   =============    =============

RESERVES WITH ASSET DEFAULT RISK IN LIEU OF AVR

TRANSFERS AS REPORTED IN THE SUMMARY OF OPERATIONS OF THE SEPARATE ACCOUNTS STATEMENT:

  Transfers to Separate Accounts                   $           0   $           0   $           0   $   2,138,734    $   2,138,734
  Transfers from Separate Accounts                             0               0               0       3,374,292        3,374,292
                                                   -------------   -------------   -------------   -------------    -------------
  Net Transfers                                                0               0               0      (1,235,558)      (1,235,558)
  Reconciling Adjustments                                      0               0               0               0                0
                                                   -------------   -------------   -------------   -------------    -------------
TRANSFERS AS REPORTED IN THE STATUTORY
Statement of Income of the  Company                $           0   $           0   $           0   $  (1,235,558)   $  (1,235,558)
                                                   =============   =============   =============   =============    =============

----------
*   Less than
**  Greater than
*** Less than or equal to
**** Greater than or equal to

NOTE 21
EDP EQUIPMENT AND SOFTWARE

Electronic data processing ("EDP") equipment and operating and nonoperating software are carried at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years.

Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

EDP equipment and operating and nonoperating software consisted of the following at December 31:

                                               2002            2001
Electronic data processing equipment       $     20,067    $    138,127
Operating system software                             0               0
Nonoperating system software                          0           4,233

Accumulated depreciation                        (18,252)       (129,299)
                                           ------------    ------------
Balance, net                               $      1,815    $     13,061
                                           ============    ============

Depreciation expense related to EDP equipment and operating and nonoperating software totaled approximately $268,000, $260,000 and $370,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

NOTE 22
RECONCILIATION OF STATUTORY NET INCOME AND SURPLUS TO GAAP NET INCOME AND EQUITY

As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of New York. These practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.

                                                                   2002               2001               2000
Statutory net income as reported                             $     7,247,154    $     7,487,427    $     7,647,951
Deferred policy acquisition costs                                  2,723,618          2,469,871            490,940
Future policy benefits and policyholder
 account balances                                                 (2,261,333)        (2,452,265)            51,993
Deferred income taxes and other tax reclassifications              1,217,304            468,000             47,000
Other                                                                314,783             42,400            606,593
                                                             ---------------    ---------------    ---------------
Net income in conformity with accounting
 principles generally accepted in
 the United States of America                                $     9,241,526    $     8,015,433    $     8,844,477
                                                             ===============    ===============    ===============

                                                                2002               2001               2000
Statutory surplus as reported                             $    67,956,762    $    65,857,207    $    64,236,929
Deferred policy acquisition costs                              48,520,661         47,215,504         45,568,438
Future policy benefits and policyholder
 account balances                                             (22,875,830)       (20,590,220)       (18,157,260)
Valuation of investments                                       39,246,180         11,393,427           (417,352)
Statutory asset valuation reserve                               2,186,061          3,467,096          4,047,391
Deferred income taxes                                         (13,573,320)        (4,211,000)          (829,000)
Other                                                           3,863,314          4,011,634          3,529,704
                                                          ---------------    ---------------    ---------------
Equity in conformity with accounting principles
 generally accepted in the United States of America       $   125,323,828    $   107,143,648    $    97,978,850
                                                          ===============    ===============    ===============

COMPANION LIFE
SEPARATE ACCOUNT C

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS' REPORT AS OF
DECEMBER 31, 2002 AND FOR THE PERIODS
ENDED DECEMBER 31, 2002 AND 2001

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Companion Life Insurance Company

We have audited the accompanying statement of net assets of each of the Companion Life Separate Account C (the "Separate Account") sub-accounts disclosed in Note 2 which comprise the Separate Account as of December 31, 2002, and the related statements of operations and changes in net assets for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts which comprise the Separate Account as of December 31, 2002, and the results of their operations and changes in their net assets for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

April 1, 2003

                       COMPANION LIFE SEPARATE ACCOUNT C

                            STATEMENT OF NET ASSETS
                                DECEMBER 31,2002

                                                                    Market (Carrying) Value
                                                            ----------------------------------------
                                                            Contracts in  Contracts in
                                                            Accumulation     Payout
                                                             (Deferred)  (Annuitization)                  Units
                                                 Cost          Period        Period      Net Assets    Outstanding
                                             ------------   ------------ -------------- ------------   ------------
ASSETS
INVESTMENTS:
   ALGER:
        American Growth                      $  3,236,050   $  1,711,446   $        -   $  1,711,446        112,239
        American Small Capitalization             672,050        345,422            -        345,422         42,695

   DEUTSCHE:
        EAFE(R)Equity Index                        66,840         53,025            -         53,025         10,494
        Small Cap Index                            59,307         47,080            -         47,080          6,406

   FEDERATED:
        Prime Money Fund II                     1,303,458      1,303,458            -      1,303,458      1,031,047
        U. S. Government Securities II          1,428,275      1,581,248            -      1,581,248        103,799

   FIDELITY:
        VIP II Asset Manager                      220,927        174,888            -        174,888         11,618
        VIP II Asset Manager: Growth            1,893,819      1,279,439            -      1,279,439         88,762
        VIP II Contrafund                       1,063,312        818,576            -        818,576         41,995
        VIP Equity Income                       2,531,157      1,952,439            -      1,952,439        123,200
        VIP Growth                                403,765        227,655            -        227,655         12,987
        VIP II Index 500                        2,020,671      1,464,340            -      1,464,340        129,021

   MFS:
        Capital Opportunities                     583,751        376,686            -        376,686         33,316
        Emerging Growth                         1,230,681        573,139            -        573,139         44,654
        High Income                               394,001        330,819            -        330,819         26,117
        Research                                1,165,989        676,374            -        676,374         52,621
        Strategic Income                          427,673        456,309            -        456,309         37,611

   PIONEER:
        Equity-Income                              83,290         68,663            -         68,663          7,852
        Fund                                       86,406         69,193            -         69,193         10,116
        Growth Shares                               9,177          6,208            -          6,208          1,305
        Mid-Cap Value                             777,321        721,466            -        721,466         53,806
        Real Estate Growth                        264,154        265,108            -        265,108         20,657

   SCUDDER:
        Bond                                       36,955         48,780            -         48,780          3,107
        Global Discovery                          192,345        125,516            -        125,516         10,639
        Growth and Income                         452,305        291,096            -        291,096         33,982
        International                             955,114        466,498            -        466,498         47,094
        Money Market                               59,799         59,799            -         59,799         45,528

   T. ROWE PRICE:
        Equity Income                           2,705,446      2,398,385            -      2,398,385        127,118
        International Stock                     1,800,756      1,167,127            -      1,167,127        125,893
        Limited-Term Bond                       2,426,940      2,501,055            -      2,501,055        176,101
        New America Growth                      1,566,017        900,683            -        900,683         66,273
        Personal Strategy Balanced              1,943,970      1,636,890            -      1,636,890         99,719

   VAN KAMPEN:
        Emerging Markets                          138,489        126,219            -        126,219         18,669
        Equity
        Fixed Income                            1,471,653      1,464,765            -      1,464,765        114,610
                                             ------------   ------------   ----------   ------------
                Total invested assets        $ 33,671,863   $ 25,689,794   $        -   $ 25,689,794
                                             ============   ============   ==========   ============
LIABILITIES                                  $          -   $          -   $        -   $          -
                                             ============   ============   ==========   ============
                Net assets                   $ 33,671,863   $ 25,689,794   $        -   $ 25,689,794
                                             ============   ============   ==========   ============

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                  Alger                                               Deutsche
                                                  -------------------------------------  -------------------------------------
                                                                                    American
                                                       American Growth        Small Capitalization      EAFE(R)Equity Index
                                                  ------------------------  ------------------------  ------------------------
                                                     2002          2001         2002         2001         2002        2001
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividends                                      $       792  $     5,725  $         -  $       336  $       854  $         -
Expenses:
   Mortality and expense risk                         (19,958)     (24,642)      (4,678)      (6,441)      (2,287)      (2,887)
   Administrative charges                              (3,973)      (5,047)        (932)      (1,319)        (455)        (591)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Net Investment Income (Expense)                       (23,139)     (23,964)      (5,610)      (7,424)      (1,888)      (3,478)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares       (183,756)     (63,332)    (298,660)    (158,117)    (126,418)      (8,207)
   Realized gain distributions                              -      310,432            -            -            -            -
                                                  -----------  -----------  -----------  -----------  -----------  -----------
        Realized gain (losses)                       (183,756)     247,100     (298,660)    (158,117)    (126,418)      (8,207)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Change in unrealized appreciation
   during the year                                   (623,163)    (576,364)     149,432      (82,906)      74,402      (68,382)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
   operations                                        (830,058)    (353,228)    (154,838)    (248,447)     (53,904)     (80,067)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Contract Transactions:
   Payments received from contract owners              68,712      140,260       12,919       55,751       26,461      132,226
   Transfers between subaccounts
        (including fixed accounts), net               262,363      (14,357)     (56,852)      56,955     (238,025)      47,209
   Transfers for contract benefits and
        terminations                                 (147,586)    (110,120)     (36,510)     (65,900)     (18,715)     (17,220)
   Contract maintenance charges                        (4,187)      (3,028)      (1,288)      (1,766)      (1,095)        (501)
Adjustments to net assets allocated
   to contracts in payout period                            -            -            -            -            -            -
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets
   from contract transactions                         179,302       12,755      (81,731)      45,040     (231,374)     161,714
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in net assets              (650,756)    (340,473)    (236,569)    (203,407)    (285,278)      81,647
Net assets at beginning of period                   2,362,202    2,702,675      581,991      785,398      338,303      256,656
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Net assets at end of  period                      $ 1,711,446  $ 2,362,202  $   345,422  $   581,991  $    53,025  $   338,303
                                                  ===========  ===========  ===========  ===========  ===========  ===========

ACCUMULATION UNITS:
   Purchases                                           25,597       10,147        3,477       11,056        7,625       25,165
   Withdrawals                                        (15,920)      (9,816)     (13,216)      (7,898)     (49,010)      (2,570)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in units outstanding            9,677          331       (9,739)       3,158      (41,385)      22,595
Units outstanding at beginning of year                102,562      102,231       52,434       49,276       51,879       29,284
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding at end of year                      112,239      102,562       42,695       52,434       10,494       51,879
                                                  ===========  ===========  ===========  ===========  ===========  ===========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                  Deutsche (continued)      Federated
                                                  ------------------------  --------------------------------------------------
                                                                                                          U.S. Government
                                                       Small Cap Index         Prime Money Fund II         Securities II
                                                  ------------------------  ------------------------  ------------------------
                                                      2002        2001          2002        2001          2002        2001
                                                  ------------------------  ------------------------  ------------------------
Income:
   Dividends                                      $       368  $     1,377  $    21,753  $    61,792  $    61,472  $    69,906
Expenses:
   Mortality and expense risk                          (1,636)      (1,887)     (15,792)     (17,187)     (16,433)     (17,806)
   Administrative charges                                (325)        (386)      (3,144)      (3,520)      (3,272)      (3,647)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Net Investment Income (Expense)                        (1,593)        (896)       2,817       41,085       41,767       48,453
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares        (34,787)      (1,761)           -            -       19,639        6,987
   Realized gain distributions                             28       11,082            -            -            -            -
                                                  -----------  -----------  -----------  -----------  -----------  -----------
        Realized gain (losses)                        (34,759)       9,321            -            -       19,639        6,987
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Change in unrealized appreciation
 during the year                                       (4,783)      (2,695)           -            -       61,477       45,172
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations                                           (41,135)       5,730        2,817       41,085       122,883     100,612
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Contract Transactions:
   Payments received from contract owners              18,285       84,394       84,060      181,223         4,300      39,355
   Transfers between subaccounts
    (including fixed accounts), net                  (144,256)      (2,349)    (139,785)      94,958      (50,903)     (89,784)
   Transfers for contract benefits and
    terminations                                      (19,479)     (11,045)    (283,448)    (136,446)    (184,914)    (131,194)
   Contract maintenance charges                          (655)        (324)      (7,535)      (2,909)      (5,382)      (3,562)
Adjustments to net assets allocated
 to contracts in payout period                              -            -            -            -            -            -
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets
 from contract transactions                          (146,105)      70,676     (346,708)     136,826     (236,899)    (185,185)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in net assets              (187,240)      76,406     (343,891)     177,911     (114,016)     (84,573)
Net assets at beginning of period                     234,320      157,914    1,647,349    1,469,438    1,695,264    1,779,837
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Net assets at end of  period                      $    47,080  $   234,320  $ 1,303,458  $ 1,647,349  $ 1,581,248  $ 1,695,264
                                                  ===========  ===========  ===========  ===========  ===========  ===========

ACCUMULATION UNITS:
   Purchases                                            3,039       11,021      183,690      524,913       12,514        7,352
   Withdrawals                                        (21,650)      (3,005)    (458,205)    (413,019)     (28,614)     (20,563)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in units outstanding          (18,611)       8,016     (274,515)     111,894      (16,100)     (13,211)
Units outstanding at beginning of year                 25,017       17,001    1,305,562    1,193,668       119,899     133,110
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding at end of year                        6,406       25,017    1,031,047    1,305,562      103,799      119,899
                                                  ===========  ===========  ===========  ===========  ===========  ===========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                  Fidelity
                                                  ----------------------------------------------------------------------------
                                                                             VIP II Asset Manager:
                                                    VIP II Asset Manager            Growth                VIP II Contrafund
                                                  ------------------------  ------------------------  ------------------------
                                                      2002        2001          2002        2001          2002         2001
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividends                                      $     8,140  $    11,483  $    45,106  $    59,392  $     8,337  $     8,738
Expenses:
   Mortality and expense risk                          (2,522)      (2,816)     (15,214)     (19,598)      (9,604)     (10,362)
   Administrative charges                                (301)        (577)      (3,029)      (4,014)      (1,912)      (2,122)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Net Investment Income (Expense)                         5,317        8,090       26,863       35,780       (3,179)      (3,746)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares         (6,834)      (2,712)    (115,401)     (95,079)      (9,497)         815
   Realized gain distributions                              -        4,306            -       71,574            -       30,840
                                                  -----------  -----------  -----------  -----------  -----------  -----------
        Realized gain (losses)                         (6,834)       1,594     (115,401)     (23,505)      (9,497)      31,655
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Change in unrealized appreciation
 during the year                                      (20,694)     (24,237)    (203,577)    (205,580)     (93,959)    (191,739)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations                                           (22,211)     (14,553)    (292,115)    (193,305)    (106,635)    (163,830)
                                                  -----------  -----------  -----------  -----------  -----------  -----------

Contract Transactions:
   Payments received from contract owners                   -            -       13,095        9,387       17,602          869
   Transfers between subaccounts
    (including fixed accounts), net                   (12,593)           -      (35,454)      (2,564)     (48,482)      12,337
   Transfers for contract benefits and
    terminations                                      (14,067)     (48,617)    (192,092)    (204,760)     (75,875)     (35,184)
   Contract maintenance charges                          (228)        (729)      (5,160)      (4,777)      (2,334)      (1,216)
Adjustments to net assets allocated
 to contracts in payout period                              -            -            -            -            -            -
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets
 from contract transactions                           (26,888)     (49,346)    (219,611)    (202,714)    (109,089)     (23,194)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in net assets               (49,099)     (63,899)    (511,726)    (396,019)    (215,724)    (187,024)
Net assets at beginning of period                     223,987      287,886    1,791,165    2,187,184    1,034,300    1,221,324
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Net assets at end of period                       $   174,888  $   223,987  $ 1,279,439  $ 1,791,165  $   818,576  $ 1,034,300
                                                  ===========  ===========  ===========  ===========  ===========  ===========

ACCUMULATION UNITS:
   Purchases                                                -            -        2,468        4,733        1,393        3,609
   Withdrawals                                         (1,773)      (2,886)     (17,417)     (16,889)      (6,923)      (4,738)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in units outstanding           (1,773)      (2,886)     (14,949)     (12,156)      (5,530)      (1,129)
Units outstanding at beginning of year                 13,391       16,277      103,711      115,867       47,525       48,654
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding at end of year                       11,618       13,391       88,762      103,711       41,995       47,525
                                                  ===========  ===========  ===========  ===========  ===========  ===========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                            Fidelity (continued)
                                            --------------------------------------------------------------------------------------
                                                 VIP Equity Income                VIP Growth                VIP II Index 500
                                            --------------------------    ---------------------------    -------------------------
                                                2002          2001             2002           2001           2002         2001
                                            -----------   ------------    -------------     ----------    ----------  ------------
Income:
   Dividends                                $    43,854   $     48,521    $         682    $      379    $    18,265  $    18,100
Expenses:
   Mortality and expense risk                   (24,008)       (28,144)          (3,404)       (5,005)       (14,964)     (16,462)
   Administrative charges                        (4,780)        (5,765)            (406)       (1,025)        (2,835)      (3,372)
                                            -----------   ------------    -------------     ----------    ----------  ------------
Net Investment Income (Expense)                  15,066         14,612           (3,128)       (5,651)           466       (1,734)
                                            -----------   ------------    -------------     ----------    ----------  ------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                     (120,996)       (13,493)          (1,376)        7,993        (50,032)        (816)
   Realized gain distributions                   59,689        136,322                -        35,665              -            -
                                            -----------   ------------    -------------     ----------    ----------  ------------
        Realized gain (losses)                  (61,307)       122,829           (1,376)       43,658        (50,032)        (816)
                                            -----------   ------------    -------------     ----------    ----------  ------------
Change in unrealized appreciation
 during the year                               (427,806)      (316,322)         (97,630)     (135,867)      (317,976)    (233,772)
                                            -----------   ------------    -------------     ----------    ----------  ------------
Increase (decrease) in net assets from
 operations                                    (474,047)      (178,881)        (102,134)      (97,860)      (367,542)    (236,322)
                                            -----------   ------------    -------------     ----------    ----------  ------------

Contract Transactions:
   Payments received from contract owners        65,221        266,228            2,400         2,400         83,492      217,591
   Transfers between subaccounts
    (including fixed accounts), net            (185,096)       (97,943)               -        (7,725)       322,223       34,643
   Transfers for contract benefits and
    terminations                               (219,516)      (189,920)               -      (120,455)      (149,762)    (103,230)
   Contract maintenance charges                  (5,785)        (5,209)            (158)       (1,523)        (5,216)      (3,118)
Adjustments to net assets allocated
 to contracts in payout period                        -              -                -             -              -            -
                                            -----------   ------------    -------------     ----------    ----------  ------------
Net increase (decrease) in net assets
 from contract transactions                    (345,176)       (26,844)           2,242      (127,303)       250,737      145,886
                                            -----------   ------------    -------------     ----------    ----------  ------------
Total increase (decrease) in net assets        (819,223)      (205,725)         (99,892)     (225,163)      (116,805)     (90,436)
Net assets at beginning of period             2,771,662      2,977,387          327,547       552,710      1,581,145    1,671,581
                                            -----------   ------------    -------------     ----------    ----------  ------------
Net assets at end of period                 $ 1,952,439   $  2,771,662    $     227,655    $  327,547    $ 1,464,340  $ 1,581,145
                                            ===========   ============    =============     ==========    ==========  ============

ACCUMULATION UNITS:
   Purchases                                      4,278         14,593              116            81         39,824       20,890
   Withdrawals                                  (24,590)       (15,839)              (7)       (4,846)       (15,135)     (10,873)
                                            -----------   ------------    -------------     ----------    ----------  ------------
Net increase (decrease) in units
 outstanding                                    (20,312)        (1,246)             109        (4,765)        24,689       10,017
Units outstanding at beginning of year          143,512        144,758           12,878        17,643        104,332       94,315
                                            -----------   ------------    -------------     ----------    ----------  ------------
Units outstanding at end of year                123,200        143,512           12,987        12,878        129,021      104,332
                                            ===========   ============    =============     ==========    ==========  ============

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                              MFS
                                              ------------------------------------------------------------------------------------
                                               Capital Opportunities               Emerging Growth                High Income
                                              --------------------------    ----------------------------   -----------------------
                                                  2002          2001            2002             2001          2002        2001
                                              -----------   ------------    -------------    -----------   -----------  ----------
Income:
   Dividends                                  $       424   $         52    $           -    $         -   $    29,111  $   37,729
Expenses:
   Mortality and expense risk                      (7,148)        (9,199)          (7,821)       (12,177)       (3,863)     (4,458)
   Administrative charges                          (1,423)        (1,884)          (1,557)        (2,494)         (769)       (913)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net Investment Income (Expense)                    (8,147)       (11,031)          (9,378)       (14,671)       24,479      32,358
                                              -----------   ------------    -------------    -----------   -----------  ----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund          (441,154)        (3,798)         (75,865)        (7,275)      (43,143)    (17,374)
    shares
   Realized gain distributions                          -         72,532                -         81,601             -           -
                                              -----------   ------------    -------------    -----------   -----------  ----------
        Realized gain (losses)                   (441,154)        68,734          (75,865)        74,326       (43,143)    (17,374)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Change in unrealized appreciation
 during the year                                  154,783       (310,573)        (272,599)      (639,712)       21,499     (11,157)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Increase (decrease) in net assets from
 operations                                      (294,518)      (252,870)        (357,842)      (580,057)        2,835       3,827
                                              -----------   ------------    -------------    -----------   -----------  ----------

Contract Transactions:
   Payments received from contract owners          39,521        182,964           12,130          2,943        17,969      25,120
   Transfers between subaccounts
    (including fixed accounts), net              (319,475)       233,065          (46,059)        73,630       (78,919)    (40,532)
   Transfers for contract benefits and
    terminations                                  (57,109)       (59,987)         (74,478)      (103,791)      (27,116)    (22,127)
   Contract maintenance charges                    (2,566)        (1,902)          (2,205)        (2,459)         (805)       (682)
Adjustments to net assets allocated
 to contracts in payout period                          -              -                -              -             -           -
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net increase (decrease) in net assets
 from contract transactions                      (339,629)       354,140         (110,612)       (29,677)      (88,871)    (38,221)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Total increase (decrease) in net assets          (634,147)       101,270         (468,454)      (609,734)      (86,036)    (34,394)
Net assets at beginning of period               1,010,833        909,563        1,041,593      1,651,327       416,855     451,249
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net assets at end of  period                  $   376,686   $  1,010,833    $     573,139    $ 1,041,593   $   330,819  $  416,855
                                              ===========   ============    =============    ===========   ===========  ==========

ACCUMULATION UNITS:
   Purchases                                        5,520         23,050            3,662          5,684         1,696       1,887
   Withdrawals                                    (34,310)        (3,188)         (12,117)        (7,904)       (8,927)     (4,943)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net increase (decrease) in units
 outstanding                                      (28,790)        19,862           (8,455)        (2,220)       (7,231)     (3,056)
Units outstanding at beginning of year             62,106         42,244           53,109         55,329        33,348      36,404
                                              -----------   ------------    -------------    -----------   -----------  ----------
Units outstanding at end of year                   33,316         62,106           44,654         53,109        26,117      33,348
                                              ===========   ============    =============    ===========   ===========  ==========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                              MFS (continued)                                              Pioneer
                                              ------------------------------------------------------------------------------------
                                                      Research                  Strategic Income(A)              Equity-Income
                                              --------------------------    ----------------------------   -----------------------
                                                 2002           2001             2002            2001         2002          2001
                                              -----------   ------------    -------------    -----------   -----------  ----------
Income:
   Dividends                                  $     2,313   $        169    $      23,530    $    26,499   $     3,594  $    4,949
Expenses:
   Mortality and expense risk                      (8,536)       (12,043)          (5,664)        (6,897)       (1,915)     (3,065)
   Administrative charges                          (1,699)        (2,467)          (1,128)        (1,413)         (382)       (628)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net Investment Income (Expense)                    (7,922)       (14,341)          16,738         18,189         1,297       1,256
                                              -----------   ------------    -------------    -----------   -----------  ----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                        (82,780)       (12,950)         (11,395)        (3,858)      (50,220)     (1,806)
   Realized gain distributions                          -        162,132                -              -             -      16,894
                                              -----------   ------------    -------------    -----------   -----------  ----------
        Realized gain (losses)                    (82,780)       149,182          (11,395)        (3,858)      (50,220)     15,088
                                              -----------   ------------    -------------    -----------   -----------  ----------
Change in unrealized appreciation
 during the year                                 (166,471)      (455,431)          30,844         10,485         7,322     (40,253)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Increase (decrease) in net assets from
 operations                                      (257,173)      (320,590)          36,187         24,816       (41,601)    (23,909)
                                              -----------   ------------    -------------    -----------   -----------  ----------

Contract Transactions:
   Payments received from contract owners           1,175          2,891           20,923         31,955        24,373     107,774
   Transfers between subaccounts
    (including fixed accounts), net                (4,731)        67,350         (157,562)      (107,220)     (164,906)    (82,064)
   Transfers for contract benefits and
    terminations                                 (113,103)      (113,766)         (58,678)       (58,156)      (21,411)    (13,790)
   Contract maintenance charges                    (2,957)        (2,735)          (2,095)        (1,940)       (1,177)       (492)
Adjustments to net assets allocated
 to contracts in payout period                          -              -                -              -             -           -
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net increase (decrease) in net assets
 from contract transactions                      (119,616)       (46,260)        (197,412)      (135,361)     (163,121)     11,428
                                              -----------   ------------    -------------    -----------   -----------  ----------
Total increase (decrease) in net assets          (376,789)      (366,850)        (161,225)      (110,545)     (204,722)    (12,481)
Net assets at beginning of period               1,053,163      1,420,013          617,534        728,079       273,385     285,866
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net assets at end of period                   $   676,374   $  1,053,163    $     456,309    $   617,534   $    68,663  $  273,385
                                              ===========   ============    =============    ===========   ===========  ==========

ACCUMULATION UNITS:
   Purchases                                        2,267          4,746            2,613          2,590         3,060      13,033
   Withdrawals                                    (10,734)        (7,740)         (19,519)       (14,593)      (21,140)    (11,976)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net increase (decrease) in units
 outstanding                                       (8,467)        (2,994)         (16,906)       (12,003)      (18,080)      1,057
Units outstanding at beginning of year             61,088         64,082           54,517         66,520        25,932      24,875
                                              -----------   ------------    -------------    -----------   -----------  ----------
Units outstanding at end of year                   52,621         61,088           37,611         54,517         7,852      25,932
                                              ===========   ============    =============    ===========   ===========  ==========

(A) Formerly "Global Governments"
The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                              Pioneer (continued)
                                              ------------------------------------------------------------------------------------
                                                          Fund                     Growth Shares                Mid-Cap Value
                                              --------------------------    ----------------------------   -----------------------
                                                  2002          2001             2002            2001          2002         2001
                                              -----------   ------------    -------------    -----------   -----------  ----------
Income:
   Dividends                                  $       734   $        376    $           -    $         -   $     1,805  $    2,315
Expenses:
   Mortality and expense risk                        (877)          (519)             (58)           (26)       (5,928)     (4,196)
   Administrative charges                            (175)          (106)             (12)            (5)       (1,180)       (859)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net Investment Income (Expense)                      (318)          (249)             (70)           (31)       (5,303)     (2,740)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                        (12,577)           (98)             (63)           (11)       (3,145)     15,260
   Realized gain distributions                          -          2,463                -              -        15,928      34,004
                                              -----------   ------------    -------------    -----------   -----------  ----------
        Realized gain (losses)                    (12,577)         2,365              (63)           (11)       12,783      49,264
                                              -----------   ------------    -------------    -----------   -----------  ----------
Change in unrealized appreciation
 during the year                                   (8,631)        (6,815)          (2,370)          (448)      (89,128)    (24,765)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Increase (decrease) in net assets from
 operations                                       (21,526)        (4,699)          (2,503)          (490)      (81,648)     21,759
                                              -----------   ------------    -------------    -----------   -----------  ----------

Contract Transactions:
   Payments received from contract owners               -         47,870                -              -        43,538      16,431
   Transfers between subaccounts
    (including fixed accounts), net                13,247          9,759            4,092          4,192       319,461      92,317
   Transfers for contract benefits and
    terminations                                  (11,422)          (234)               -              -       (62,618)    (29,546)
   Contract maintenance charges                      (472)            (9)             (11)            (1)       (2,217)       (864)
Adjustments to net assets allocated
 to contracts in payout period                          -              -                -              -             -           -
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net increase (decrease) in net assets
 from contract transactions                         1,353         57,386            4,081          4,191       298,164      78,338
                                              -----------   ------------    -------------    -----------   -----------  ----------
Total increase (decrease) in net assets           (20,173)        52,687            1,578          3,701       216,516     100,097
Net assets at beginning of period                  89,366         36,679            4,630            929       504,950     404,853
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net assets at end of  period                  $    69,193   $     89,366    $       6,208    $     4,630   $   721,466  $  504,950
                                              ===========   ============    =============    ===========   ===========  ==========

ACCUMULATION UNITS:
   Purchases                                        2,740          6,672              681            525        29,019      10,175
   Withdrawals                                     (3,048)            (6)              (1)             -        (8,249)     (5,005)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net increase (decrease) in units outstanding         (308)         6,666              680            525        20,770       5,170
Units outstanding at beginning of year             10,424          3,758              625            100        33,036      27,866
                                              -----------   ------------    -------------    -----------   -----------  ----------
Units outstanding at end of year                   10,116         10,424            1,305            625        53,806      33,036
                                              ===========   ============    =============    ===========   ===========  ==========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                              Pioneer (continued)           Scudder
                                              --------------------------    ------------------------------------------------------
                                                 Real Estate Growth                     Bond                   Global Discovery
                                              --------------------------    ----------------------------   -----------------------
                                                  2002          2001             2002            2001          2002         2001
                                              -----------   ------------    -------------    -----------   -----------  ----------
Income:
   Dividends                                  $    15,455   $     18,404    $       2,918    $     2,909   $         -  $        -
Expenses:
   Mortality and expense risk                      (3,504)        (3,567)            (610)          (936)       (1,233)     (1,223)
   Administrative charges                            (697)          (730)             (73)          (192)         (245)       (251)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net Investment Income (Expense)                    11,254         14,107            2,235          1,781        (1,478)     (1,474)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares     34,379          7,052              160          4,659        (1,816)        886
   Realized gain distributions                          -              -                -              -             -       2,377
                                              -----------   ------------    -------------    -----------   -----------  ----------
        Realized gain (losses)                     34,379          7,052              160          4,659        (1,816)      3,263
                                              -----------   ------------    -------------    -----------   -----------  ----------
Change in unrealized appreciation
 during the year                                  (37,851)         3,213              493         (1,826)      (22,335)    (40,512)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Increase (decrease) in net assets from
 operations                                         7,782         24,372            2,888          4,614       (25,629)    (38,723)
                                              -----------   ------------    -------------    -----------   -----------  ----------

Contract Transactions:
   Payments received from contract owners          13,744        111,098                -              -        10,200         200
   Transfers between subaccounts
    (including fixed accounts), net              (120,428)       (37,779)               -              -        31,309       4,382
   Transfers for contract benefits and
    terminations                                  (30,172)       (17,570)          (3,545)       (79,881)       (1,907)     (2,330)
   Contract maintenance charges                    (1,505)          (792)             (65)        (1,651)         (169)       (148)
Adjustments to net assets allocated
 to contracts in payout period                          -              -                -              -             -           -
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net increase (decrease) in net assets
 from contract transactions                      (138,361)        54,957           (3,610)       (81,532)       39,433       2,104
                                              -----------   ------------    -------------    -----------   -----------  ----------
Total increase (decrease) in net assets          (130,579)        79,329             (722)       (76,918)       13,804     (36,619)
Net assets at beginning of period                 395,687        316,358           49,502        126,420       111,712     148,331
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net assets at end of  period                  $   265,108   $    395,687    $      48,780    $    49,502   $   125,516  $  111,712
                                              ===========   ============    =============    ===========   ===========  ==========

ACCUMULATION UNITS:
   Purchases                                        5,134          9,029                -              -         4,450         385
   Withdrawals                                    (15,711)        (4,392)            (240)        (5,563)       (1,289)       (269)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net increase (decrease) in units outstanding      (10,577)         4,637             (240)        (5,563)        3,161         116
Units outstanding at beginning of year             31,234         26,597            3,347          8,910         7,478       7,362
                                              -----------   ------------    -------------    -----------   -----------  ----------
Units outstanding at end of year                   20,657         31,234            3,107          3,347        10,639       7,478
                                              ===========   ============    =============    ===========   ===========  ==========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                              Scudder (continued)
                                              ------------------------------------------------------------------------------------
                                                  Growth and Income                International                 Money Market
                                              --------------------------    ----------------------------   -----------------------
                                                  2002          2001             2002            2001           2002        2001
                                              -----------   ------------    -------------    -----------   -----------  ----------
Income:
   Dividends                                  $     2,379   $      4,197    $       5,217    $     3,421   $     1,819  $   15,628
Expenses:
   Mortality and expense risk                      (3,485)        (4,325)          (5,812)        (8,183)       (1,487)     (4,823)
   Administrative charges                            (694)          (886)          (1,157)        (1,676)         (178)       (988)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net Investment Income (Expense)                    (1,800)        (1,014)          (1,752)        (6,438)          154       9,817
                                              -----------   ------------    -------------    -----------   -----------  ----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares    (23,019)        (7,428)        (113,891)       (59,565)            -           -
   Realized gain distributions                          -         10,120                -        160,371             -           -
                                              -----------   ------------    -------------    -----------   -----------  ----------
        Realized gain (losses)                    (23,019)         2,692         (113,891)       100,806             -           -
                                              -----------   ------------    -------------    -----------   -----------  ----------
Change in unrealized appreciation
 during the year                                  (72,369)       (63,257)          (9,368)      (413,058)            -           -
                                              -----------   ------------    -------------    -----------   -----------  ----------
Increase (decrease) in net assets from
 operations                                       (97,188)       (61,579)        (125,011)      (318,690)          154       9,817
                                              -----------   ------------    -------------    -----------   -----------  ----------

Contract Transactions:
   Payments received from contract owners           6,767         10,725            4,455         52,188             -           -
   Transfers between subaccounts
    (including fixed accounts), net                12,784         (4,079)         (27,708)        42,774        48,986       7,725
   Transfers for contract benefits and
    terminations                                  (35,384)       (25,102)         (57,401)       (78,383)     (407,020)          -
   Contract maintenance charges                      (900)          (759)          (1,879)        (2,690)       (2,436)         (4)
Adjustments to net assets allocated
 to contracts in payout period                          -              -                -              -             -           -
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net increase (decrease) in net assets
 from contract transactions                       (16,733)       (19,215)         (82,533)        13,889      (360,470)      7,721
                                              -----------   ------------    -------------    -----------   -----------  ----------
Total increase (decrease) in net assets          (113,921)       (80,794)        (207,544)      (304,801)     (360,316)     17,538
Net assets at beginning of period                 405,017        485,811          674,042        978,843       420,115     402,577
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net assets at end of  period                  $   291,096   $    405,017    $     466,498    $   674,042   $    59,799  $  420,115
                                              ===========   ============    =============    ===========   ===========  ==========

ACCUMULATION UNITS:
   Purchases                                        2,813          2,055            2,630          7,725        37,311       5,901
   Withdrawals                                     (4,611)        (3,775)         (10,419)        (7,287)     (311,874)         (3)
                                              -----------   ------------    -------------    -----------   -----------  ----------
Net increase (decrease) in units outstanding       (1,798)        (1,720)          (7,789)           438      (274,563)      5,898
Units outstanding at beginning of year             35,780         37,500           54,883         54,445       320,091     314,193
                                              -----------   ------------    -------------    -----------   -----------  ----------
Units outstanding at end of year                   33,982         35,780           47,094         54,883        45,528     320,091
                                              ===========   ============    =============    ===========   ===========  ==========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                            T.Rowe Price
                                            -------------------------------------------------------------------------------------
                                                 Equity Income              International Stock             Limited-Term Bond
                                            --------------------------   ---------------------------   --------------------------
                                                2002          2001            2002          2001           2002           2001
                                            -----------   ------------   ------------   ------------   ------------   -----------
Income:
   Dividends                                $    42,302   $     41,116   $     12,253   $     27,916   $    129,345   $   140,258
Expenses:
   Mortality and expense risk                   (26,926)       (29,605)       (12,757)       (14,391)       (26,532)      (25,456)
   Administrative charges                        (5,034)        (6,064)        (2,418)        (2,948)        (5,271)       (5,214)
                                            -----------   ------------   ------------   ------------   ------------   -----------
Net Investment Income (Expense)                  10,342          5,447         (2,922)        10,577         97,542       109,588
                                            -----------   ------------   ------------   ------------   ------------   -----------
Realized gains (losses) on investments
   Realized gain (loss) on sale                 (66,769)        30,205        (77,713)        (1,606)         5,629         5,452
    of fund shares
   Realized gain distributions                    2,832         52,330          1,225              -              -             -
                                            -----------   ------------   ------------   ------------   ------------   -----------
        Realized gain (losses)                  (63,937)        82,535        (76,488)        (1,606)         5,629         5,452
                                            -----------   ------------   ------------   ------------   ------------   -----------
Change in unrealized appreciation
 during the year                               (347,848)       (80,046)      (192,795)      (393,770)           514        60,447
                                            -----------   ------------   ------------   ------------   ------------   -----------
Increase (decrease) in net
 assets from operations                        (401,443)         7,936       (272,205)      (384,799)       103,685       175,487
                                            -----------   ------------   ------------   ------------   ------------   -----------

Contract Transactions:
   Payments received from                        56,321        233,921         67,918        117,223        469,439       334,288
    contract owners
   Transfers between subaccounts
    (including fixed accounts), net             284,246       (132,600)       188,043        102,907       (321,224)     (161,273)
   Transfers for contract
    benefits and terminations                  (292,043)      (338,701)      (126,548)      (167,602)      (325,509)     (178,323)
   Contract maintenance charges                  (7,056)        (6,510)        (4,731)        (3,487)       (10,884)       (5,688)
Adjustments to net assets
 allocated to contracts in payout period              -              -              -              -              -             -
                                            -----------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets
 from contract transactions                      41,468       (243,890)       124,682         49,041       (188,178)      (10,996)
                                            -----------   ------------   ------------   ------------   ------------   -----------
Total increase (decrease) in                   (359,975)      (235,954)      (147,523)      (335,758)       (84,493)      164,491
 net assets
Net assets at beginning of                    2,758,360      2,994,314      1,314,650      1,650,408      2,585,548     2,421,057
                                            -----------   ------------   ------------   ------------   ------------   -----------
 period
Net assets at end of  period                $ 2,398,385   $  2,758,360   $  1,167,127   $  1,314,650   $  2,501,055   $ 2,585,548
                                            ===========   ============   ============   ============   ============   ===========

ACCUMULATION UNITS:
   Purchases                                     21,640         10,681         27,617         17,855         50,358        26,933
   Withdrawals                                  (19,774)       (20,884)       (16,158)       (13,717)       (63,892)      (27,567)
                                            -----------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) in                        1,866        (10,203)        11,459          4,138        (13,534)         (634)
units outstanding
Units outstanding at  beginning of year         125,252        135,455        114,434        110,296        189,635       190,269
                                            -----------   ------------   ------------   ------------   ------------   -----------
Units outstanding at end of year                127,118        125,252        125,893        114,434        176,101       189,635
                                            ===========   ============   ============   ============   ============   ===========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                  T.Rowe Price (continued)
                                                  ----------------------------------------------------------
                                                      New America Growth         Personal Strategy Balanced
                                                  ---------------------------   ----------------------------
                                                      2002            2001           2002           2001
                                                  ------------   ------------   -------------   ------------
Income:
   Dividends                                      $          -   $          -   $      49,203   $     67,222
Expenses:
   Mortality and expense risk                          (12,775)       (17,776)        (19,475)       (23,718)
   Administrative charges                               (2,261)        (3,641)         (3,877)        (4,858)
                                                  ------------   ------------   -------------   ------------
Net Investment Income (Expense)                        (15,036)       (21,417)         25,851         38,646
                                                  ------------   ------------   -------------   ------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares        (171,851)       (48,458)        (76,406)       (17,219)
   Realized gain distributions                               -         26,592               -              -
                                                  ------------   ------------   -------------   ------------
        Realized gain (losses)                        (171,851)       (21,866)        (76,406)       (17,219)
                                                  ------------   ------------   -------------   ------------
Change in unrealized appreciation
 during the year                                      (266,855)      (208,038)       (136,488)      (119,281)
                                                  ------------   ------------   -------------   ------------
Increase (decrease) in net assets from
 operations                                           (453,742)      (251,321)       (187,043)       (97,854)
                                                  ------------   ------------   -------------   ------------

Contract Transactions:
   Payments received from contract owners               21,527         98,277          11,312         11,405
   Transfers between subaccounts
    (including fixed accounts), net                   (135,259)       (14,488)       (108,536)      (106,634)
   Transfers for contract benefits and
    terminations                                      (104,345)      (213,137)       (278,239)      (161,651)
   Contract maintenance charges                         (3,172)        (4,514)         (6,487)        (4,345)
Adjustments to net assets allocated
 to contracts in payout period                               -              -               -              -
                                                  ------------   ------------   -------------   ------------
Net increase (decrease) in net assets
 from contract transactions                           (221,249)      (133,862)       (381,950)      (261,225)
                                                  ------------   ------------   -------------   ------------
Total increase (decrease) in net assets               (674,991)      (385,183)       (568,993)      (359,079)
Net assets at beginning of period                    1,575,674      1,960,857       2,205,883      2,564,962
                                                  ------------   ------------   -------------   ------------
Net assets at end of  period                      $    900,683   $  1,575,674   $   1,636,890   $  2,205,883
                                                  ============   ============   =============   ============

ACCUMULATION UNITS:
   Purchases                                             3,530         10,192             342          2,596
   Withdrawals                                         (19,783)       (16,367)        (23,033)       (17,414)
                                                  ------------   ------------   -------------   ------------
Net increase (decrease) in units outstanding           (16,253)        (6,175)        (22,691)       (14,818)
Units outstanding at beginning of year                  82,526         88,701         122,410        137,228
                                                  ------------   ------------   -------------   ------------
Units outstanding at end of year                        66,273         82,526          99,719        122,410
                                                  ============   ============   =============   ============

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                  Van Kampen (A)
                                                  ----------------------------------------------------------
                                                    Emerging Markets Equity            Fixed Income
                                                  ---------------------------   ----------------------------
                                                      2002            2001           2002            2001
                                                  ------------   ------------   -------------   ------------
Income:
   Dividends                                      $          -   $          -   $      51,561   $      4,093
Expenses:
   Mortality and expense risk                           (1,493)        (1,104)         (7,792)          (364)
   Administrative charges                                 (298)          (226)         (1,551)           (75)
                                                  ------------   ------------   -------------   ------------
Net Investment Income (Expense)                         (1,791)        (1,330)         42,218          3,654
                                                  ------------   ------------   -------------   ------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares         (44,261)        (8,919)          1,352            371
   Realized gain distributions                               -              -           9,888          1,579
                                                  ------------   ------------   -------------   ------------
        Realized gain (losses)                         (44,261)        (8,919)         11,240          1,950
                                                  ------------   ------------   -------------   ------------
Change in unrealized appreciation
 during the year                                        30,467          6,434          (3,083)        (3,942)
                                                  ------------   ------------   -------------   ------------
Increase (decrease) in net assets from
 operations                                            (15,585)        (3,815)         50,375          1,662
                                                  ------------   ------------   -------------   ------------

Contract Transactions:
   Payments received from contract owners               10,067         45,078         445,693         56,952
   Transfers between subaccounts
    (including fixed accounts), net                    (10,809)        35,921         980,690         30,825
   Transfers for contract benefits and
    terminations                                        (9,599)        (5,245)       (110,268)          (851)
   Contract maintenance charges                           (557)          (194)         (3,734)           (53)
Adjustments to net assets allocated
 to contracts in payout period                               -              -               -              -
                                                  ------------   ------------   -------------   ------------
Net increase (decrease) in net assets
 from contract transactions                            (10,898)        75,560       1,312,381         86,873
                                                  ------------   ------------   -------------   ------------
Total increase (decrease) in net assets                (26,483)        71,745       1,362,756         88,535
Net assets at beginning of period                      152,702         80,957         102,009         13,474
                                                  ------------   ------------   -------------   ------------
Net assets at end of  period                      $    126,219   $    152,702   $   1,464,765   $    102,009
                                                  ============   ============   =============   ============

ACCUMULATION UNITS:
   Purchases                                             5,369         11,140         116,123          7,631
   Withdrawals                                          (7,030)          (767)         (9,977)          (374)
                                                  ------------   ------------   -------------   ------------
Net increase (decrease) in units outstanding            (1,661)        10,373         106,146          7,257
Units outstanding at beginning of year                  20,330          9,957           8,464          1,207
                                                  ------------   ------------   -------------   ------------
Units outstanding at end of year                        18,669         20,330         114,610          8,464
                                                  ============   ============   =============   ============

(A) Formerly Morgan Stanley
The accompanying notes are an integral part of these financial statements.

                        COMPANION LIFE SEPARATE ACCOUNT C

                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

1.   NATURE OF OPERATIONS

     Companion Life Separate Account C (Separate Account) was established by Companion Life Insurance Company (Companion) on February 18, 1994, under the laws of the State of New York, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by Companion, however, the net assets of the Separate Account are clearly identified and distinguished from Companion's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilaties arising out of any other business Companion may conduct. Companion contributes seed money to sub-accounts when established. As of December 31, 2002, $33,346 has been contributed to the separate account.

     A Separate Account policyholder may allocate funds to fixed income accounts, which are part of Companion's general account, in addition to those sub-accounts detailed below. Interests in the fixed income accounts have not been registered under the Securities Act of 1933 and Companion has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions of such acts.

2.   SUB-ACCOUNTS
     The Separate Account is divided into sub-accounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:

     ALGER
     THE ALGER AMERICAN FUND
     Alger American Growth Portfolio ("American Growth")
     Alger American Small Capitalization Portfolio ("American Small Capitalization")

     DEUTSCHE
     DEUTSCHE ASSET MANAGEMENT VIT FUNDS
     Scudder VIT EAFE(R)Equity Index Fund Portfolio ("EAFE(R)Equity Index") Scudder VIT Small Cap Index Fund Portfolio ("Small Cap Index")

     FEDERATED
     FEDERATED INSURANCE SERIES
     Federated Prime Money Market II Portfolio ("Prime Money Fund II") Federated Fund for U.S. Govt. Securities II ("U.S. Government Securities II")

     FIDELITY
     FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     Fidelity VIP Equity Income Portfolio ("VIP Equity Income")
     Fidelity VIP Growth Portfolio ("VIP Growth")

     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
     Fidelity VIP II Asset Manager Portfolio ("VIP II Asset Manager")
     Fidelity VIP II Asset Manager: Growth Portfolio ("VIP II Asset Manager:
     Growth")
     Fidelity VIP II Contrafund Portfolio ("VIP II Contrafund") Fidelity VIP II Index 500 Portfolio ("VIP II Index 500")

     MFS
     MFS VARIABLE INSURANCE TRUST
     MFS - Capital Opportunities Series Portfolio ("Capital Opportunities") MFS - Emerging Growth Series Portfolio ("Emerging Growth")
     MFS - High Income Series Portfolio ("High Income")
     MFS - Research Series Portfolio ("Research")
     MFS - Strategic Income Series Portfolio ("Strategic Income")

     PIONEER
     PIONEER VARIABLE CONTRACTS FUND
     Pioneer Equity-Income Fund VCT Portfolio ("Equity-Income")
     Pioneer Fund VCT Portfolio ("Fund")
     Pioneer Growth Shares VCT Portfolio ("Growth Shares")
     Pioneer Mid-Cap Value VCT Portfolio ("Mid-Cap Value")
     Pioneer Real Estate Growth VCT Portfolio ("Real Estate Growth")

     SCUDDER
     SCUDDER VARIABLE SERIES I FUND
     Scudder VSI Bond Portfolio ("Bond")
     Scudder VSI Global Discovery Portfolio ("Global Discovery")
     Scudder VSI Growth and Income Portfolio ("Growth and Income") Scudder VSI International Portfolio ("International")
     Scudder VSI Money Market Portfolio ("Money Market")

     T. ROWE PRICE
     T. ROWE PRICE EQUITY SERIES, INC.
     T. Rowe Price Equity Income Portfolio
     ("Equity Income")
     T. Rowe Price New America Growth Portfolio ("New America Growth") T. Rowe Price Personal Strategy Balanced Portfolio ("Personal Strategy Balanced")
     T. Rowe Price International Series, Inc. T. Rowe Price International Stock Portfolio ("International Stock")
     T. Rowe Price Fixed Income Series, Inc.
     T. Rowe Price Limited-Term Bond Portfolio ("Limited-Term Bond")

     VAN KAMPEN
     VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS INC.
     Van Kampen Emerging Markets Equity Portfolio ("Emerging Markets Equity") Van Kampen Fixed Income Portfolio ("Fixed Income")

     The availability of some portfolios is dependent upon the product under which each policy was written.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Security Valuation and Related Investment Income - The market values of investments are based on the year-end closing bid prices. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the specific identification basis. Charges for investment advisory fees and other expenses are reflected in the net asset values of the mutual fund portfolios.

     Annuity Reserves - Annuity reserves are computed for policies in the income stage according to the 1983 Individual Annuitant Mortality Table. The assumed investment return is 4.0%. The mortality risk is fully borne by Companion and may result in additional amounts being transferred into the sub-accounts of the Separate Account by Companion.

     Federal Income Taxes - Net taxable income or loss of the sub-accounts of the Separate Account are included in the federal and state income tax return of Companion, which is taxed as a life insurance company under the Internal Revenue Code (IRC). Under current provisions of the IRC, Companion does not expect to incur federal income taxes on the earnings of the sub-accounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the sub-accounts of the Separate Account for federal income taxes.

4.   ACCOUNT CHARGES

     MORTALITY AND EXPENSE CHARGE:
     Companion deducts a daily charge as compensation for the mortality and expense risks assumed by Companion. The annual rate is a percentage of the net asset value of each sub-account based on the following:

        Series I          1.25%            Series V          1.00%

     Companion guarantees that the mortality and expense charge will not increase above these levels.

     CONTRACT MAINTENANCE CHARGES:
     Tax expense charge - Companion may incur premium taxes relating to the policies. Companion may deduct a charge of up to 3.5% of purchase payments for any premium taxes related to a particular policy at the time of purchase payments, upon surrender, upon death of any owner or at the annuity payment start date. No charges are currently made to the sub-accounts of the Separate Account for taxes other than premium taxes. Companion reserves the right to levy charges in the future for taxes or other economic burdens resulting from taxes that Companion determines are properly attributable to the sub-accounts of the Separate Account.

     Withdrawal charge - A withdrawal charge will be assessed on withdrawals in excess of an allowable withdrawal percentage as follows:

                         Series I         10% of total purchase payments
                         Series V         15% of accumulation value

     The amount of the withdrawal charge on withdrawals in excess of the allowable withdrawal percentage will depend upon the period of time elapsed since the purchase payment (first-in, first-out arrangement) was made as follows:

         POLICY YEAR          CHARGE            POLICY YEAR            CHARGE
         -----------          ------            -----------            ------
              1                 7%                   5                   3%
              2                 6%                   6                   2%
              3                 5%                   7                   1%
              4                 4%              8 and later              -

     Transfer charge - There is no charge for the first 12 transfers between sub-accounts of the Separate Account in each policy year. However, there is a $10 fee for the 13th to a maximum of 24 allowable requests during a single policy year. Any applicable transfer fee is deducted from the amount transferred. All transfer requests made simultaneously are treated as a single request. No transfer fee is imposed for any transfer which is not at the policyholder's request. Companion guarantees that the transfer fee will not increase above these levels.

     Policy fee - There is an annual policy fee of $30 that is deducted from the accumulated value on the last valuation date of each policy year or at complete surrender. The annual policy fee is waived if the accumulated value is greater than $50,000 on the last valuation date of the applicable policy year. Companion guarantees that the annual policy fee will not increase.

     WITHDRAWAL PROCESSING FEE:
     A fee equal to the lessor of $25 or 2% of the amount withdrawn is imposed for the second and each subsequent withdrawal request during a single policy year for Series I policies. These fees are included in transfers for contract benefits and terminations on the statement of changes in net assets.

     ADMINISTRATIVE CHARGE:
     Companion deducts a daily administrative expense charge from the net assets of the sub-accounts of the Separate Account. The annual rate is a percentage of the net asset value of each sub-account based on the following:

         Series I      .15%          Series V            .20%

     Companion guarantees that the daily administrative expense charge will not increase.

5.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2002 were as follows:

                                                   PURCHASES         SALES
                                                 -------------   -------------
         American Growth                         $     438,779   $     284,129
         American Small Capitalization                  32,919         120,398

         EAFE(R) Equity Index                           48,135         281,323
         Small Cap Index                                28,703         176,140

         Prime Money Fund II                           227,916         594,313
         U.S. Government Securities II                 182,199         437,726

         VIP II  Asset Manager                               4          29,707
         VIP II  Asset Manager: Growth                  32,628         270,137
         VIP II  Contrafund                             28,112         148,797
         VIP Equity Income                              71,185         444,108
         VIP Growth                                      2,153           3,719
         VIP II  Index 500                             450,630         219,849

         Capital Opportunities                          82,154         428,022
         Emerging Growth                                57,965         175,043
         High Income                                    20,788         114,444
         Research                                       29,069         158,409
         Strategic Income                               28,726         232,333

         Equity-Income                                  31,904         196,710
         Fund                                           21,766          21,546
         Growth Shares                                   4,082              71
         Mid-Cap Value                                 405,873         115,731
         Real Estate Growth                             66,566         207,208

                                                   PURCHASES          SALES
                                                 -------------   -------------
         Bond                                    $           5   $      4,297
         Global Discovery                               56,967         17,366
         Growth and Income                              24,727         46,227
         International                                  27,336        116,607
         Money Market                                   49,013        411,119

         Equity Income                                 401,825        393,021
         International Stock                           270,145        162,141
         Limited-Term Bond                             672,325        892,410
         New America Growth                             53,986        290,286
         Personal Strategy Balanced                      4,492        409,286

         Emerging Markets Equity                        40,243         52,933
         Fixed Income                                1,433,673        130,873

6.   UNIT VALUES

     A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for the period ended December 31, follows.

                                                  At December 31                          For the year ended December 31
                                     ------------------------------------------  ------------------------------------------------
                                                                                 Investment     Expense
                                                 Unit Fair Value                   Income     Ratio lowest      Total Return
                                       Units    lowest to highest   Net Assets     Ratio*    to highest**   lowest to highest***
                                     ---------  ------------------  -----------  ----------  --------------  --------------------
     ALGER
     American Growth - 2002            112,239  $ 15.25 to $ 15.25  $ 1,711,446        0.04% 1.20% to  1.20%  (33.78)% to  (33.78)%
     American Growth - 2001            102,562    23.03 to   23.03    2,362,202        0.23  1.20  to  1.20   (12.90)  to  (12.90)
     American Small Capitalization
      - 2002                            42,695     8.09 to    8.09      345,422        0.00  1.20  to  1.20   (27.12)  to  (27.12)
     American Small Capitalization
      - 2001                            52,434    11.10 to   11.10      581,991        0.05  1.20  to  1.20   (30.36)  to  (30.36)

     DEUTSCHE
     EAFE(R)Equity Index - 2002         10,494     5.05 to    5.05       53,025        0.38  1.20  to  1.20   (22.55)  to  (22.55)
     EAFE(R)Equity Index - 2001         51,879     6.52 to    6.52      338,303        0.00  1.20  to  1.20   (25.57)  to  (25.57)
     Small Cap Index - 2002              6,406     7.35 to    7.35       47,080        0.23  1.20  to  1.20   (21.56)  to  (21.56)
     Small Cap Index - 2001             25,017     9.37 to    9.37      234,320        0.72  1.20  to  1.20     0.86   to    0.86

     FEDERATED
     Prime Money Fund II - 2002      1,031,047     1.26 to    1.26    1,303,458        1.39  1.20  to  1.20        -   to       -
     Prime Money Fund II - 2001      1,305,562     1.26 to    1.26    1,647,349        3.58  1.20  to  1.20     2.44   to    2.44
     U.S. Government Securities II
      - 2002                           103,799    15.23 to   15.23    1,581,248        3.75  1.20  to  1.20     7.71   to    7.71
     U.S. Government Securities II
      - 2001                           119,899    14.14 to   14.14    1,695,264        3.95  1.20  to  1.20     5.76   to    5.76

     FIDELITY
     VIP II  Asset Manager - 2002       11,618    15.05 to   15.05      174,888        4.05  1.40  to  1.40   (10.04)  to  (10.04)
     VIP II  Asset Manager - 2001       13,391    16.73 to   16.73      223,987        4.86  1.40  to  1.40    (5.43)  to   (5.43)
     VIP II  Asset Manager: Growth
      - 2002                            88,762    14.41 to   14.41    1,279,439        2.97  1.20  to  1.20   (16.56)  to  (16.56)
     VIP II  Asset Manager: Growth
      - 2001                           103,711    17.27 to   17.27    1,791,165        3.08  1.20  to  1.20    (8.53)  to   (8.53)
     VIP II  Contrafund - 2002          41,995    19.49 to   19.49      818,576        0.87  1.20  to  1.20   (10.43)  to  (10.43)
     VIP II  Contrafund - 2001          47,525    21.76 to   21.76    1,034,300        0.85  1.20  to  1.20   (13.31)  to  (13.31)
     VIP Equity Income - 2002          123,200    15.85 to   15.85    1,952,439        1.83  1.20  to  1.20   (17.92)  to  (17.92)
     VIP Equity Income - 2001          143,512    19.31 to   19.31    2,771,662        1.74  1.20  to  1.20    (6.13)  to   (6.13)
     VIP Growth - 2002                  12,987    17.53 to   17.53      227,655        0.25  1.40  to  1.40   (31.07)  to  (31.07)
     VIP Growth - 2001                  12,878    25.43 to   25.43      327,547        0.09  1.40  to  1.40   (18.83)  to  (18.83)
     VIP II  Index 500 - 2002          129,021    10.98 to   19.41    1,464,340        1.25  1.20  to  1.40   (23.34)  to  (23.16)
     VIP II  Index 500 - 2001          104,332    14.29 to   25.32    1,581,145        1.14  1.20  to  1.40   (13.32)  to  (13.18)

     MFS
     Capital Opportunities - 2002       33,316    11.31 to   11.31      376,686        0.06  1.20  to  1.20   (30.53)  to  (30.53)
     Capital Opportunities - 2001       62,106    16.28 to   16.28    1,010,833        0.01  1.20  to  1.20   (24.38)  to  (24.38)

                                                  At December 31                          For the year ended December 31
                                     ------------------------------------------  ------------------------------------------------
                                                                                 Investment   Expense Ratio
                                                 Unit Fair Value                   Income      lowest             Total Return
                                       Units    lowest to highest   Net Assets     Ratio*    to highest**   lowest to highest***
                                     ---------  ------------------  -----------  ----------  --------------  --------------------
     MFS (continued)
     Emerging Growth  - 2002            44,654      12.84 to 12.84      573,139        0.00  1.20  to  1.20     (34.52) to (34.52)
     Emerging Growth  - 2001            53,109      19.61 to 19.61    1,041,593        0.00  1.20  to  1.20     (34.30) to (34.30)

     High Income - 2002                 26,117      12.67 to 12.67      330,819        7.58  1.20  to  1.20       1.36  to   1.36
     High Income - 2001                 33,348      12.50 to 12.50      416,855        8.54  1.20  to  1.20       0.81  to   0.81

     Research - 2002                    52,621      12.85 to 12.85      676,374        0.27  1.20  to  1.20     (25.46) to (25.46)
     Research - 2001                    61,088      17.24 to 17.24    1,053,163        0.01  1.20  to  1.20     (22.20) to (22.20)

     Strategic Income - 2002            37,611      12.13 to 12.13      456,309        4.18  1.20  to  1.20       7.06  to   7.06
     Strategic Income - 2001            54,517      11.33 to 11.33      617,534        3.89  1.20  to  1.20       3.47  to   3.47

     PIONEER
     Equity-Income - 2002                7,852       8.74 to  8.74       68,663        1.89  1.20  to  1.20     (17.08) to (17.08)
     Equity-Income - 2001               25,932      10.54 to 10.54      273,385        1.64  1.20  to  1.20      (8.27) to  (8.27)

     Fund - 2002                        10,116       6.84 to  6.84       69,193        0.84  1.20  to  1.20     (20.19) to (20.19)
     Fund - 2001                        10,424       8.57 to  8.57       89,366        0.71  1.20  to  1.20     (12.19) to (12.19)

     Growth Shares - 2002                1,305       4.75 to  4.75        6,208        0.00  1.20  to  1.20     (35.90) to (35.90)
     Growth Shares - 2001                  625       7.41 to  7.41        4,630        0.00  1.20  to  1.20     (20.24) to (20.24)

     Mid-Cap Value - 2002               53,806      13.41 to 13.41      721,466        0.30  1.20  to  1.20     (12.24) to (12.24)
     Mid-Cap Value - 2001               33,036      15.28 to 15.28      504,950        0.55  1.20  to  1.20       5.16  to   5.16

     Real Estate Growth - 2002          20,657      12.83 to 12.83      265,108        4.44  1.20  to  1.20       1.26  to   1.26
     Real Estate Growth - 2001          31,234      12.67 to 12.67      395,687        5.14  1.20  to  1.20       6.56  to   6.56

     SCUDDER
     Bond - 2002                         3,107      15.70 to 15.70       48,780        6.00  1.40  to  1.40       6.15  to   6.15
     Bond - 2001                         3,347      14.79 to 14.79       49,502        3.82  1.40  to  1.40       4.23  to   4.23

     Global Discovery - 2002            10,639      11.80 to 11.80      125,516        0.00  1.20  to  1.20     (21.02) to (21.02)
     Global Discovery - 2001             7,478      14.94 to 14.94      111,712        0.00  1.20  to  1.20     (25.86) to (25.86)

     Growth and Income - 2002           33,982       8.57 to  8.57      291,096        0.68  1.20  to  1.20     (24.29) to (24.29)
     Growth and Income - 2001           35,780      11.32 to 11.32      405,017        0.98  1.20  to  1.20     (12.65) to (12.65)

     International - 2002               47,094       9.91 to  9.91      466,498        0.90  1.20  to  1.20     (19.30) to (19.30)
     International - 2001               54,883      12.28 to 12.28      674,042        0.43  1.20  to  1.20     (31.70) to (31.70)

     Money Market - 2002                45,528       1.31 to  1.31       59,799        1.58  1.40  to  1.40          -  to      -
     Money Market - 2001               320,091       1.31 to  1.31      420,115        3.80  1.40  to  1.40       2.34  to   2.34

     T. ROWE PRICE
     Equity Income - 2002              127,118      18.55 to 21.47    2,398,385        1.62  1.20  to  1.40     (14.33) to (14.20)
     Equity Income - 2001              125,252      21.62 to 25.06    2,758,360        1.44  1.20  to  1.40       0.04  to   0.28

     International Stock - 2002        125,893       9.26 to  9.35    1,167,127        0.98  1.20  to  1.40     (19.47) to (19.27)
     International Stock - 2001        114,434      11.47 to 11.61    1,314,650        2.01  1.20  to  1.40     (23.27) to (23.11)

     Limited-Term Bond - 2002          176,101      14.20 to 14.87    2,501,055        4.91  1.20  to  1.40       3.99  to   4.18
     Limited-Term Bond - 2001          189,635      13.63 to 14.30    2,585,548        5.51  1.20  to  1.40       6.96  to   7.15

     New America Growth - 2002          66,273      13.18 to 14.87      900,683        0.00  1.20  to  1.40     (29.33) to (29.14)
     New America Growth - 2001          82,526      18.60 to 21.04    1,575,674        0.00  1.20  to  1.40     (13.09) to (12.92)

     Personal Strategy Balanced
      - 2002                            99,719      16.42 to 16.42    1,636,890        2.53  1.20  to  1.20      (8.88) to  (8.88)
     Personal Strategy Balanced
      - 2001                           122,410      18.02 to 18.02    2,205,883        2.87  1.20  to  1.20      (3.58) to  (3.58)

     VAN KAMPEN
     Emerging Markets Equity - 2002     18,669       6.76 to  6.76      126,219        0.00  1.20  to  1.20      (9.99) to  (9.99)
     Emerging Markets Equity - 2001     20,330       7.51 to  7.51      152,702        0.00  1.20  to  1.20      (7.63) to  (7.63)

     Fixed Income - 2002               114,610      12.78 to 12.78    1,464,765        6.61  1.20  to  1.20       6.06  to   6.06
     Fixed Income - 2001                 8,464      12.05 to 12.05      102,009       10.50  1.20  to  1.20       7.97  to   7.97

*These ratios represent the dividends, excluding realized gains (losses) on investments, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude all expenses. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the sub-accounts of the Separate Account, consisting of mortality and expense charges and administrative charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C    OTHER INFORMATION

ITEM24.   FINANCIAL STATEMENTS AND EXHIBITS
      (a) Financial Statements

          All required financial statements are included in Part B of this Registration Statement.

      (b) Exhibits: The following exhibits are filed herewith:

EXHIBIT#       DESCRIPTION OF EXHIBIT
--------       -----------------------
(1)  (a)       Resolution of the Board of Directors of Companion Life Insurance
               Company establishing the Variable Account. *

(2)            Not applicable.

(3)  (a)       Principal Underwriter Agreement by and between Companion Life
               Insurance Company, on its own behalf and on behalf of the
                Variable Account, and Mutual of Omaha Investor Services, Inc. *

     (b) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer. *

(4)  (a)       Form of Policy for the SERIES V variable annuity Policy. *


     (b)       Form of Riders to the Policy.


          (1)  Systematic Transfer Enrollment Program Endorsement to the
               Policy.*

(5)            Form of Application to the Policy. *

(6)  (a)       Articles of Incorporation of Companion Life Insurance Company.
               *****

     (b)       Bylaws of Companion Life Insurance Company. *****

(7)            Not applicable.

(8)  (a)       Participation Agreement, as amended, by and among Companion Life
               Insurance Company, Fred Alger Management, Inc. and The Alger
               American Fund. *****

     (b) Participation Agreement, as amended, by and among Companion Life Insurance Company, the Insurance Management Series and Federated Securities Corp. *****

     (c) Participation Agreement by and among Companion Life Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II and Fidelity Distributors Corporation. *****

          (2) Second Amendment to Participation Agreement among Companion Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation.

          (3) Fourth Amendment to Participation Agreement among Companion Life Insurance Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation.

     (d) Participation Agreement, as amended, by and among Companion Life Insurance Company, MFS Variable Insurance Trust and Massachusetts Financial Services Company. *****

     (e) Participation Agreement, as amended, by and between Companion Life Insurance Company, Pioneer Variable Contracts Trust and Pioneer Funds Distributor, Inc. *****

     (f) Participation Agreement by and between Companion Life Insurance Company and the Scudder Variable Life Investment Fund. *****

     (g) Participation Agreement, as amended, by and among Companion Life Insurance Company and T. Rowe Price International Series, T. Rowe Price Fixed Income Series, and T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. *****

     (h) Participation Agreement by and among Companion Life Insurance Company and the Morgan Stanley Universal Funds, Morgan Stanley Asset Management Inc. and Miller Anderson & Sherrerd, LLP. *****

     (i) Participation Agreement by and between Companion Life Insurance Company and BT Insurance Funds Trust.****

          (1) Amendment No. 1 to the Fund Participation Agreement among Deutsche Asset Management VIT Funds, formerly BT Insurance Funds Trust, Bankers Trust Company and Companion Life Insurance Company.

(9)            Opinion and Consent of Counsel. (10) Consent of Independent
               Auditors.

(11)           Not applicable.

(12)           Not applicable.

(13)           Schedules of Computation of Performance Data.


(14)           Powers of Attorney.***


* Incorporated by reference to the Registration Statement for Companion Life Separate Account C filed on April 23, 1997 (File No. 33-98062).

** Incorporated by reference to the Registration Statement for Companion Life Separate Account B filed on April 7, 1998 (File No. 333-18881).

*** Incorporated by reference to the Registration Statement for Companion Life Separate Account C filed on April 26, 1999 and April 26, 2000 (File No. 33-98062).

**** Incorporated by reference to the Registration Statement for Companion Life Separate Account C filed on April 26, 2000 (File No. 33-98062).

*****Incorporated by reference to the Registration Statement for Companion Life Separate Account B filed on July 11, 2000 (File No. 333-41172).

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Our Directors and Senior Officers are:

                                             PRINCIPAL POSITIONS AND
     NAME AND BUSINESS ADDRESS/1/            OFFICES WITH DEPOSITOR
     ---------------------------            ------------------------
     John W. Weekly                         Chairman, Director
     Randall C. Horn                        President, Director
     William G. Campbell                    Director
     Samuel L. Foggie, Sr.                  Director
     M. Jane Huerter                        Director & Secretary
     Charles T. Locke III                   Director
     James J. O'Neill                       Director
     Oscar S. Straus II                     Director
     Fred C. Boddy                          Director, Vice President, Treasurer
                                            and Assistant Secretary

----------
/1/ Business address for all officers and directors is Companion Life Insurance
    Company, Mutual of Omaha Plaza, Omaha, Nebraska 68175.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Name of Corporation (where organized)*                                Type of Corporation
--------------------------------------                                -------------------
Mutual of Omaha Insurance Company (NE)                                Accident & Health Insurance
     Fulcrum Growth Partners, L.L.C. (DE)                             Investment activities
              BalCo Holdings, LLC (DE)                                Investment activities
     KFS Corporation (NE)                                             Holding Corporation
              Kirkpatrick, Pettis, Smith, Polian Inc. (NE)            Registered broker-dealer & investment advisor
                       KP Capital Markets, Inc. (NE)                  Inactive
              KPM Investment Management, Inc. (NE)                    Investment advisor
              Kirkpatrick Pettis Trust Company (NE)                   Trust company
     Mutual of Omaha Health Plans, Inc. (NE)                          Holding corporation
              Exclusive Healthcare, Inc. (NE)                         HMO
              Ingenium Benefits, Inc. (NE)                            Administrative services
              Mutual of Omaha of South Dakota & Community Health
                         Plus HMO, Inc. (SD)                          HMO
         Mutual of Omaha Holdings, Inc. (NE)                          Holding corporation
              Innowave incorporated (NE)                              Markets water purification products
              Mutual of Omaha Investor Services, Inc. (NE)            Registered securities broker-dealer
              Mutual of Omaha Marketing Corporation (NE)              Markets insurance products
     The Omaha Indemnity Company (WI)                                 Property & casualty insurance  (inactive)
     Omaha Property and Casualty Insurance Company (NE)               Property & casualty insurance
              Adjustment Services, Inc. (NE)                          Claims adjusting services
     United of Omaha Life Insurance Company (NE)                      Life, H&A insurance/annuities
              Companion Life Insurance Company (NY)                   Life insurance/annuities
              Mutual of Omaha Structured Settlement
                                Company, Inc. (CT)                    Structured settlements
              Mutual of Omaha Structure Settlement Company of
               New York, Inc. (NY)                                    Structured settlements
              United World Life Insurance Company (NE)                Accident & health and life insurance

*Subsidiaries are indicated by indentations.

ITEM 27.  NUMBER OF POLICYOWNERS


        As of March 31, 2003, there were 725 Owners of the Policies.


ITEM 28.  INDEMNIFICATION

        The Bylaws of Companion Life, adopted by Companion Life Insurance Company ("Companion") provide for indemnification of a director, officer or employee to the full extent of the law. Generally, the New York Business Corporation Act permits indemnification against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if the indemnitee acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. However, no indemnification shall be made in any type of action by or in the right of Companion if the proposed indemnitee is adjudged to be liable for negligence or misconduct in the performance of his or her duty to Companion, unless a court determines otherwise.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Companion pursuant to the foregoing provisions, or otherwise, Companion has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by Companion of expenses incurred or paid by a director, officer, or controlling person of Companion in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Companion will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

     (a) In addition to Registrant, Mutual of Omaha Investor Services, Inc. is the Principal Underwriter for policies offered by Companion through Companion Life Separate Account B and by United of Omaha Life Insurance Company through United of Omaha Separate Account C and through United of Omaha Separate Account B.

     (b) The directors and principal officers of Mutual of Omaha Investor Services, Inc. (principal address: Mutual of Omaha Plaza, Omaha, Nebraska 68175) are as follows:

          NAME                      TITLE
          -----                     ------
          John W. Weekly            Chairman, Director
          Richard A. Witt           President, Director
          M. Jane Huerter           Secretary and Director
          Terrance S. DeWald        Vice President, Compliance Officer, Director
          Randall C. Horn           Director
          William J. Bluvas         Vice President, Treasurer

     (c) Mutual of Omaha Investor Services, Inc. ("MOIS") is the principal underwriter of the Policies. Commissions payable to a broker-dealer may be up to 7.5% of purchase payments. For the fiscal year ended December 31, 2002, Companion paid $64,786 in total compensation to MOIS; of this amount MOIS retained $10,136 as concessions for its services as principal underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

        The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Companion at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

ITEM 31.  MANAGEMENT SERVICES.

        All management policies are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS

     (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as purchase payments under the Policy may be accepted.

     (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request to Companion at the address or phone number listed in the Prospectus.

     (d) Companion Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Companion Life Insurance Company.

                                   SIGNATURES


        As required by the Securities Act of 1933 and the Investment Company Act of 1940, Companion Life Insurance Company and Companion Life Separate Account C certify that this Amendment meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and have caused this Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 to be signed on their behalf, in the City of Omaha and State of Nebraska, on April 30, 2003.


                                   COMPANION SEPARATE ACCOUNT C
                                   Registrant

                                   COMPANION LIFE INSURANCE COMPANY
                                   Depositor


                                   /s/ Thomas J. McCusker
                                   -----------------------------------
                                   By: Thomas J. McCusker


        As required by the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 has been signed by the following persons on April 30, 2003 in the capacities and on the duties indicated.

     SIGNATURES                         TITLE                                           DATE
     ----------                         -----                                           ----
                   *
  --------------------------
     John W. Weekly                     Director and Chairman                           04/30/03
                   *
  --------------------------
     Randall C. Horn                    Director and President                          04/30/03
                   *
  --------------------------            Director, Vice President and Treasurer,         04/30/03
     Fred C. Boddy                      Assistant Secretary
                   *
  --------------------------
     William G. Campbell                Director                                        04/30/03
                   *
  --------------------------
     Samuel L. Foggie, Sr.              Director                                        04/30/03
                   *
  --------------------------
     M. Jane Huerter                    Director and Secretary                          04/30/03
                   *
  --------------------------
     Charles T. Locke III               Director                                        04/30/03
                   *
  --------------------------
     James J. O'Neill                   Director                                        04/30/03
                   *
  --------------------------
     Oscar S. Straus II                 Director                                        04/30/03

* Signed by Thomas J. McCusker under Powers of Attorney effective January 1, 1999 and January 1, 2000.

                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

(9)               Opinion and Consent of Counsel.
(10)              Consent of Independent Auditors.
(13)              Schedules of Computation of Performance Data.

                                                      REGISTRATION NO.  33-98062

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                        COMPANION LIFE SEPARATE ACCOUNT C

                                       OF

                        COMPANION LIFE INSURANCE COMPANY

                                    EXHIBITS

                                       TO

                     THE REGISTRATION STATEMENT ON FORM N-4

                                      under

           THE SECURITIES ACT OF 1933, Post-Effective Amendment No. 10

                                       and

              THE INVESTMENT COMPANY ACT OF 1940, Amendment No. 14

================================================================================

                                 April 30, 2003